                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-06279

                       Harris Associates Investment Trust
               (Exact name of registrant as specified in charter)

                      Two North La Salle Street, Suite 500
                          Chicago, Illinois 60602-3790
               (Address of principal executive offices) (Zip Code)

John R. Raitt                               Cameron S. Avery
Harris Associates L.P.                      Bell, Boyd & Lloyd LLC
Two North La Salle Street, #500             Three First National Plaza, #3300
Chicago, Illinois 60602                     Chicago, Illinois 60602

                    (Name and address of agents for service)

Registrant's telephone number, including area code: (312) 621-0600

Date of fiscal year end: 09/30/04

Date of reporting period: 3/31/04

ITEM 1. REPORTS TO SHAREHOLDERS.

[GRAPHIC]

THE OAKMARK FUND

THE OAKMARK
SELECT FUND

THE OAKMARK SMALL
CAP FUND

THE OAKMARK EQUITY
AND INCOME FUND

THE OAKMARK
GLOBAL FUND

THE OAKMARK
INTERNATIONAL FUND

THE OAKMARK
INTERNATIONAL SMALL
CAP FUND


SEMI-ANNUAL REPORT

MARCH 31, 2004


ADVISED BY HARRIS ASSOCIATES L.P.


[OAKMARK LOGO]
FAMILY OF FUNDS

THE OAKMARK FAMILY OF FUNDS
2004 Semi-Annual Report

PRESIDENT'S LETTER                                                             1

SUMMARY INFORMATION                                                            2

COMMENTARY ON THE OAKMARK AND OAKMARK SELECT FUNDS                             4

THE OAKMARK FUND
  Letter from the Portfolio Managers                                           6
  Schedule of Investments                                                      7

THE OAKMARK SELECT FUND
  Letter from the Portfolio Managers                                          11
  Schedule of Investments                                                     12

THE OAKMARK SMALL CAP FUND
  Letter from the Portfolio Managers                                          14
  Schedule of Investments                                                     17

THE OAKMARK EQUITY AND INCOME FUND
  Letter from the Portfolio Managers                                          20
  Schedule of Investments                                                     22

THE OAKMARK GLOBAL FUND
  Letter from the Portfolio Managers                                          28
  Global Diversification Chart                                                30
  Schedule of Investments                                                     31

COMMENTARY ON THE INTERNATIONAL AND INTERNATIONAL SMALL CAP FUNDS             36

THE OAKMARK INTERNATIONAL FUND
  Letter from the Portfolio Managers                                          37
  International Diversification Chart                                         38
  Schedule of Investments                                                     39

THE OAKMARK INTERNATIONAL SMALL CAP FUND
  Letter from the Portfolio Managers                                          44
  International Diversification Chart                                         45
  Schedule of Investments                                                     46

FINANCIAL STATEMENTS
  Statements of Assets and Liabilities                                        52
  Statements of Operations                                                    54
  Statements of Changes in Net Assets                                         56
  Notes to Financial Statements                                               63

OAKMARK PHILOSOPHY AND PROCESS                                                82

THE OAKMARK GLOSSARY                                                          83

TRUSTEES AND OFFICERS                                                         85

                      FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe", "plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

PRESIDENT'S LETTER

[PHOTO OF JOHN R. RAITT]

DEAR FELLOW SHAREHOLDERS,

Both domestic and international stock markets produced moderate gains in the first quarter, extending the worldwide recovery in stock prices that began roughly a year ago. All of our funds had positive returns and achieved new highs in net asset value during the quarter. We are pleased that our disciplined value investment style continues to reward our shareholders.

THE ECONOMY AND THE MARKET

The U.S. economy continues to grow at a healthy rate. Low interest rates and low inflation are fueling this growth. In addition, employment growth accelerated significantly in the past quarter, and corporate earnings also showed significant improvement, aided by high productivity growth. Many of these same factors are also driving strong economic growth internationally.

Despite the mostly positive economic headlines, our outlook for stock returns remains tempered by valuation. Most broad market indices are up 35% or more in the past 12 months. We believe U.S. market valuations now broadly reflect assumptions of sustained, robust economic recovery. While our analysis indicates that our holdings are priced at discounts to growing business values, finding new stock ideas that sell at deep discounts has become more difficult. We are finding more stock values internationally, but discounts to value have narrowed there, too.

We still believe that stocks' prospective returns are attractive compared to other asset classes. However, we also believe that higher share valuations make this a stock pickers' market. Values exist, but they are tougher to find. The rigors of our disciplined, bottom-up investment process, which focuses on finding undervalued stocks, help us to take advantage of market volatility and to unearth value in today's market. Our patient, long-term approach, which helps us avoid over reacting to short term events, gives us an extra edge.

INDUSTRY GOVERNANCE AND REGULATION

Over the past quarter, the SEC and Congress have proposed several new rules and regulations for the mutual fund industry in response to abusive practices by fund companies. We believe in setting high standards for the treatment of our shareholders, but we also believe that abuses by other fund companies harm investors and their confidence in our industry. In this spirit, we support and encourage sensible new rules and regulations to protect fund investors and enhance fund governance. If you would like to learn more about our position on these issues, please visit our web site at www.oakmark.com.

Thank you for your continued investment and confidence in the Oakmark Family of Funds. We welcome your comments and questions. You can reach us via e-mail at ContactOakmark@oakmark.com.


/s/ John R. Raitt


JOHN R. RAITT
PRESIDENT OF THE OAKMARK FUNDS
PRESIDENT AND CEO OF HARRIS ASSOCIATES L.P.

THE OAKMARK FAMILY OF FUNDS

SUMMARY INFORMATION

                                                                  THE OAKMARK                   THE OAKMARK
                                     THE OAKMARK                     SELECT                       SMALL CAP
PERFORMANCE FOR PERIOD(1)           FUND-CLASS I                  FUND-CLASS I                  FUND-CLASS I
ENDED MARCH 31, 2004                   (OAKMX)                       (OAKLX)                       (OAKSX)
-------------------------------------------------------------------------------------------------------------------
3 MONTHS*                                          1.44%                         2.45%                         7.03%

6 MONTHS*                                         12.95%                        14.26%                        18.74%

1 YEAR                                            32.53%                        32.83%                        46.87%

AVERAGE ANNUAL TOTAL
RETURN FOR:

  3 YEAR                                           6.22%                         9.59%                        12.30%

  5 YEAR                                           5.29%                        13.66%                         9.44%

  10 YEAR                                         11.54%                          N/A                           N/A

  SINCE INCEPTION                                 16.91%                        21.81%                        11.62%
                                                (8/5/91)                     (11/1/96)                     (11/1/95)

  VALUE OF $10,000
  FROM INCEPTION DATE                    $       72,327                $       43,214                 $      25,239

TOP FIVE EQUITY              Washington                    Washington                    Checkpoint
HOLDINGS AS OF                 Mutual, Inc.         3.4%     Mutual, Inc.        17.0%     Systems, Inc.        4.6%
MARCH 31, 2004(2)            First Data                    H&R Block, Inc.        7.3%   Ciber, Inc.            4.5%
                               Corporation          2.6%   Yum! Brands, Inc.      6.0%   Hanger Orthopedic
COMPANY AND % OF TOTAL       H&R Block, Inc.        2.5%   First Data                      Group, Inc.          4.3%
NET ASSETS                   McDonald's                      Corporation          5.7%   Mentor Graphics
                               Corporation          2.4%   Burlington                      Corporation          4.3%
                             Yum! Brands, Inc.      2.4%     Resources, Inc.      4.7%   Ralcorp
                                                                                           Holdings, Inc.       3.9%

TOP FIVE INDUSTRIES          Retail                 9.6%   Banks & Thrifts       17.0%   Food & Beverage       10.3%
AS OF MARCH 31, 2004         Food & Beverage        8.3%   Retail                14.0%   Computer Software      9.9%
                             Pharmaceuticals        7.8%   Other Consumer                Medical Products       8.3%
INDUSTRIES AND % OF TOTAL    Banks & Thrifts        6.4%     Goods & Services    11.2%   Computer Services      4.9%
NET ASSETS                   Cable Systems &               Information &                 Banks & Thrifts        4.8%
                               Satellite TV         6.2%     Services             7.4%
                                                           Pharmaceuticals        6.4%

The performance data quoted represents past performance. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data call 1-800-OAKMARK.

* Not annualized

                                     THE OAKMARK                   THE OAKMARK
                                     EQUITY AND                      GLOBAL
PERFORMANCE FOR PERIOD(1)        INCOME FUND-CLASS I              FUND-CLASS I
ENDED MARCH 31, 2004                   (OAKBX)                       (OAKGX)
-------------------------------------------------------------------------------------
3 MONTHS*                                          4.18%                         3.89%

6 MONTHS*                                         13.75%                        18.31%

1 YEAR                                            31.35%                        73.04%

AVERAGE ANNUAL TOTAL
RETURN FOR:

  3 YEAR                                          12.48%                        22.33%

  5 YEAR                                          13.89%                          N/A

  10 YEAR                                           N/A                           N/A

  SINCE INCEPTION                                 14.90%                        17.29%(3)
                                               (11/1/95)                      (8/4/99)

  VALUE OF $10,000
  FROM INCEPTION DATE                    $       32,200                $       21,029

TOP FIVE EQUITY              Burlington                    Diageo plc             4.7%
HOLDINGS AS OF                 Resources, Inc.      3.4%   First Data
MARCH 31, 2004(2)            Caremark Rx, Inc.      3.4%     Corporation          4.7%
                             First Data                    Nestle SA              4.1%
COMPANY AND % OF TOTAL         Corporation          3.2%   Euronext NV            4.0%
NET ASSETS                   Cardinal                      Takeda Chemical
                               Health, Inc.         2.8%     Industries, Ltd.     3.8%
                             General Dynamics
                               Corporation          2.6%

TOP FIVE INDUSTRIES          U.S. Government               Food & Beverage       11.9%
AS OF MARCH 31, 2004           Notes               25.0%   Pharmaceuticals       10.5%
                             Oil & Natural Gas      6.6%   Banks & Thrifts        7.3%
INDUSTRIES AND % OF TOTAL    Health Care Services   6.6%   Other Financial        6.6%
NET ASSETS                   Retail                 6.0%   Computer Services      6.3%
                             Aerospace & Defense    5.4%

                                     THE OAKMARK                   THE OAKMARK
                                    INTERNATIONAL                 INTERNATIONAL
PERFORMANCE FOR PERIOD(1)           FUND-CLASS I             SMALL CAP FUND-CLASS I
ENDED MARCH 31, 2004                   (OAKIX)                       (OAKEX)
-------------------------------------------------------------------------------------
3 MONTHS*                                          3.61%                         6.54%

6 MONTHS*                                         19.93%                        25.51%

1 YEAR                                            62.00%                        85.03%

AVERAGE ANNUAL TOTAL
RETURN FOR:

  3 YEAR                                          10.80%                        19.01%

  5 YEAR                                          11.36%                        14.37%

  10 YEAR                                          9.08%                          N/A

  SINCE INCEPTION                                 11.89%                        11.85%
                                               (9/30/92)                     (11/1/95)

  VALUE OF $10,000
  FROM INCEPTION DATE                    $       36,419                $       25,685

TOP FIVE EQUITY              Diageo plc             3.5%   Neopost SA             4.3%
HOLDINGS AS OF               Aventis SA             3.5%   D.F.S. Furniture
MARCH 31, 2004(2)            Euronext NV            3.4%     Company plc          3.8%
                             GlaxoSmithKline plc    3.3%   Schlinder
COMPANY AND % OF TOTAL       Takeda Chemical                 Holding AG           3.7%
NET ASSETS                     Industries, Ltd.     3.0%   Kobenhavns
                                                             Lufthavne A/S
                                                             (Copenhagen
                                                             Airports A/S CPH)    3.6%
                                                           Ansell Limited         3.6%

TOP FIVE INDUSTRIES          Food & Beverage       14.4%   Retail                 9.4%
AS OF MARCH 31, 2004         Pharmaceuticals       12.1%   Airport Maintenance    7.0%
                             Banks & Thrifts       11.7%   Machinery & Industrial
INDUSTRIES AND % OF TOTAL    Chemicals              8.1%     Processing           6.2%
NET ASSETS                   Other Financial        7.4%   Diversified
                                                             Conglomerates        6.1%
                                                           Medical Products       6.0%

THE OAKMARK AND OAKMARK SELECT FUNDS

AT OAKMARK, WE LOOK FOR STOCKS WITH PRICES LESS THAN 60% OF INTRINSIC VALUE, WITH INTRINSIC VALUE THAT IS LIKELY TO GROW AND WITH MANAGEMENT THAT ACTS IN THE INTEREST OF OUTSIDE SHAREHOLDERS. THE COMBINATION OF THESE FACTORS CREATES OUR BIGGEST COMPETITIVE ADVANTAGE--THE ABILITY TO BE MORE PATIENT THAN MOST INVESTORS.

[PHOTO OF WILLIAM C. NYGREN]

"He that is greedy of gain troubleth his own house." Book of Proverbs

It was a big quarter for the word "greed." It was frequently used in courtrooms explaining the behavior of former CEOs who were standing trial. It was used in articles about fund companies that courted market timers. It was used in Warren Buffett's annual letter referencing excessive CEO compensation. And it was used to explain investors' behavior who are now more interested in buying stocks than they were a year ago when stocks were much cheaper.

In his book ORIGINS OF THE CRASH,(4) one of my favorite business writers, Roger Lowenstein, also makes frequent use of the word greed. His cataloging of events leading up to the 2000 stock market collapse assigns blame to greedy CEOs, greedy accountants, greedy Wall Street analysts, and greedy investors. Even though the peak occurred just four years ago, Lowenstein's book serves as a great reminder of just how extreme the excesses were: during "the first quarter of 2000, a technology company was going public and doubling every other day--a speculative orgy without precedent in public markets." The book should be required reading before anyone is allowed to say that the bubble is now back! During the real bubble, CEOs overly incentivized by stock options became exclusively focused on the short term; audits were marketed not just on price but on leniency; analysts hyped stocks to create banking business; and investors bought stocks not because of investment merits, but because prices had risen and they wanted in on the gravy train. Lowenstein says, "The distinction between self-interest and greed ... in the '90s was utterly lost."

In the investment criteria we list at the top of this report each quarter, we say we seek to invest with a "management that acts in the interest of outside shareholders." We have further said that we want them incentivized with stock ownership, stock options, and bonuses that pay them for increasing business value. Effectively, we want them to maximize their personal profits by doing what is most profitable for us, the outside shareholders. One could argue that by using the dictionary definition of greed--the desire for wealth beyond one's needs--we are asking management to be greedy. But many times greed and value maximization do overlap. That's why Gordon Gekko's "Greed is good!" speech to the shareholders of Teldar Paper didn't sound entirely self-serving. For tough decisions like downsizing or selling off divisions, as well as for high return investments that result in a growing business, greed may result in the same course of action as value maximization. Greed and value maximization, however, part ways when short-term goals are pursued that cause long-term damage. As Lowenstein said, in the 90s, "the credo of shareholder value ... became a maxim not for enhancing business values, a process that occurs only over years, but for enhancing day-by-day quotations of shares." We have always been troubled by managements that are more concerned about their stock prices than they are about building business value. Managements often ask our advice on what they can do to get a higher stock price. Our answer has remained the same for years, and it's not necessarily the one they want to hear. "Run the business to maximize long-term value and invest excess cash in your highest return opportunities--among the opportunities being evaluated, always include share repurchase. If you do, the stock price will take care of itself." Anything short of that is not behaving like an owner. A business owner would never sacrifice long-term value in exchange for simply having people believe the business is more valuable today--unless it is being sold! A management focused only on next year's stock price won't make the necessary investments for long-term success. That's why we look at management's overall incentives. We want managements to make high return investments, even when the payoffs won't be evident for several years. Warren Buffett commented on the short-term focus that can result from an options-only incentive plan, saying "Who ever washes a rental car?" Options can help align a manager's interests with the shareholders, but true ownership creates a better long-term alignment. By focusing on a five-year time frame, we hopefully avoid most of the managers who aren't washing our cars!

                                   HIGHLIGHTS

  - At Oakmark, we add value through stock selection rather than macro forecasts.

  - If management maximizes business value growth, their stock price should follow.

  -  We don't believe current market valuations indicate a "Bubble Redux."

With so much greed in the air, some of our value peers have sold stocks and increased their cash position anticipating better opportunities (lower prices) ahead. We share some of their concerns because by definition, the higher the market goes, the tougher it is to find stocks that will continue achieving high returns. But, we have never shown an ability to add value through timing the market, or for that matter, through use of any macro level forecasts. A NEW YORK TIMES headline last month read "Time for Optimism? Pessimism? Pick Your Gauge." The article contained bull and bear arguments that each sounded compelling. An investor who read only one side could have been easily convinced. Last quarter BARRONS ran a story about the likelihood of a strong rebound in inflation. It was well written and had strong statistical backing. However, later in the same issue, an interview with a highly successful fund manager gave an equally sound argument that deflation was right around the corner!

Usually, a compelling argument can be made for higher or lower stock prices, higher or lower inflation, economic boom or recession. Not only do we lack the ability to select the prophetic ones, but over our five-year time frame, their conclusions generally tend to be less significant than projecting how a specific business is likely to change. That's why we spend our time at the company level--trying to identify companies whose futures are being underpriced. We agree with Lowenstein's comment that "a true analyst is better equipped to appraise the medium-term future in rough terms than he is to forecast the here and now with precision." So we don't try to forecast the market--we simply buy out-of-favor stocks that appear to be selling below growing business values and hold them until the gap has closed. While it has been hard this year to find new stocks selling below 60% of value, we believe our existing holdings continue to sell at a discount and continue to see growth in their value.

When my children were younger, they enjoyed a story called "The Magic Fish" by Freya Littledale. In this story, a fisherman catches a talking fish that claims to be a prince and begs for freedom. Upon returning home and telling his wife that he set the fish free, the fisherman is berated for not getting anything in return. The wife demands he ask the fish for a new house. The fish delivers, but the greedy wife keeps asking for more and more until finally the fish takes back everything. Those who want us to believe that the current stock market is the "Bubble Redux" would say today's investor is behaving like the greedy wife. We're not so sure. Seeing two sides to most every story, we would ask if perhaps those who are waiting for double-digit expected returns while bonds yield only 4% aren't being just as greedy!


/s/ William C. Nygren


WILLIAM C. NYGREN, CFA
PORTFOLIO MANAGER
bnygren@oakmark.com

THE OAKMARK FUND

REPORT FROM BILL NYGREN AND KEVIN GRANT, PORTFOLIO MANAGERS

[PHOTO]

[PHOTO]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (8/5/91) TO PRESENT (3/31/04) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(5)

                     THE OAKMARK FUND (CLASS I)    S & P 500
8/5/91                               $  10,000     $  10,000
12/31/91                             $  13,020     $  10,909
3/31/92                              $  14,690     $  10,634
6/30/92                              $  15,230     $  10,836
9/30/92                              $  16,800     $  11,178
12/31/92                             $  19,386     $  11,741
3/31/93                              $  20,927     $  12,253
6/30/93                              $  21,494     $  12,313
9/30/93                              $  23,095     $  12,631
12/31/93                             $  25,300     $  12,924
3/31/94                              $  24,242     $  12,434
6/30/94                              $  24,951     $  12,486
9/30/94                              $  26,663     $  13,097
12/31/94                             $  26,138     $  13,095
3/31/95                              $  28,539     $  14,370
6/30/95                              $  30,303     $  15,741
9/30/95                              $  32,841     $  16,992
12/31/95                             $  35,134     $  18,015
3/31/96                              $  36,386     $  18,982
6/30/96                              $  37,661     $  19,834
9/30/96                              $  37,945     $  20,447
12/31/96                             $  40,828     $  22,152
3/31/97                              $  42,456     $  22,746
6/30/97                              $  48,917     $  26,716
9/30/97                              $  52,009     $  28,717
12/31/97                             $  54,132     $  29,542
3/31/98                              $  59,517     $  33,663
6/30/98                              $  57,909     $  34,775
9/30/98                              $  49,899     $  31,316
12/31/98                             $  56,155     $  37,985
3/31/99                              $  55,888     $  39,877
6/30/99                              $  62,332     $  42,688
9/30/99                              $  53,882     $  40,023
12/31/99                             $  50,277     $  45,977
3/31/2000                            $  45,767     $  47,032
6/30/2000                            $  46,950     $  45,783
9/30/2000                            $  49,815     $  45,339
12/31/2000                           $  56,201     $  41,791
3/31/2001                            $  60,342     $  36,837
6/30/2001                            $  65,927     $  38,993
9/30/2001                            $  59,986     $  33,269
12/31/2001                           $  66,479     $  36,824
3/31/2002                            $  69,250     $  36,926
6/30/2002                            $  63,463     $  31,979
9/30/2002                            $  52,927     $  26,454
12/31/2002                           $  56,902     $  28,686
3/31/2003                            $  54,576     $  27,783
6/30/2003                            $  63,826     $  32,059
9/30/2003                            $  64,034     $  32,907
12/31/2003                           $  71,301     $  36,914
3/31/2004                            $  72,327     $  37,539

                          AVERAGE ANNUAL TOTAL RETURNS
                                (as of 03/31/04)

                                                                          SINCE
                            TOTAL RETURN                                INCEPTION
                           LAST 3 MONTHS*   1-YEAR   5-YEAR   10-YEAR    (8/5/91)
---------------------------------------------------------------------------------
OAKMARK FUND (CLASS I)               1.44%   32.53%    5.29%    11.54%      16.91%
S&P 500                              1.69%   35.12%   -1.20%    11.67%      11.01%
Dow Jones Average(6)                -0.31%   32.66%    3.07%    13.31%      12.69%
Lipper Large Cap                     2.42%   37.82%    1.21%    10.69%      10.68%
Value Index(7)

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

The Oakmark Fund increased in value by 1% in the quarter, slightly trailing the S&P 500. Over the last twelve months, the Fund increased by 33% compared to 35% for the S&P 500. Though we always strive to do better than the market, we rely on an investment approach that focuses on risk. That approach generally keeps us away from the most popular stocks, which means that we tend to add more value when markets are not unusually strong. We sold three positions this past quarter. We decided our outlook on Safeway had been too optimistic given the high percentage of their sales that come from markets that don't yet have Wal-Mart or other superstore competitors. Though Safeway still looks undervalued, we believe other companies have less uncertainty and are equally undervalued. Further, sale of Safeway allowed us to increase our capital loss carryforward. On the positive side, shares of JC Penney and Guidant achieved our price targets and were sold. Two new positions were added: Limited Brands, described below, and Raytheon, which is described on our website.

LIMITED BRANDS (LTD--$20)
LTD is a specialty retailer with well-known brands including Victoria's Secret, Bath & Body Works, Express, and its namesake, Limited. LTD stock is down from a high of $28 which was reached four years ago. While Victoria's Secret and Bath & Body Works have become highly profitable category dominant chains, the other brands have struggled. Victoria's Secret and Bath & Body Works now account for two-thirds of LTD's sales and 90% of operating income. Despite this, investors seem focused on the struggling turnaround efforts in the lesser chains. Management has intelligently used the cash generated by these businesses, including a recently completed $1 billion share repurchase (10% of the outstanding shares). We believe Victoria's Secret and Bath & Body Works are above-average franchises, are well insulated from Wal-Mart competition, and should continue growing at above-average rates. Success in the turnarounds of Limited and Express is possible and would be nice, but isn't assumed in our outlook. Selling at fifteen times estimated earnings, LTD is being priced as a below-average business.

Best wishes,


/s/ William C. Nygren           /s/ Kevin G. Grant

WILLIAM C. NYGREN, CFA          KEVIN G. GRANT, CFA
Portfolio Manager               Portfolio Manager
bnygren@oakmark.com             kgrant@oakmark.com

THE OAKMARK FUND

SCHEDULE OF INVESTMENTS--MARCH 31, 2004 (UNAUDITED)

NAME                                                                      SHARES HELD        MARKET VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS--90.4%

FOOD & BEVERAGE--8.3%
    Anheuser-Busch Companies, Inc.                                          2,450,000   $     124,950,000
    Diageo plc (b)                                                          1,821,000          96,294,480
    Kraft Foods Inc.                                                        2,845,000          91,068,450
    H.J. Heinz Company                                                      2,310,000          86,139,900
    General Mills, Inc.                                                     1,805,000          84,257,400
                                                                                        -----------------
                                                                                              482,710,230
HOUSEHOLD PRODUCTS--1.2%
    The Clorox Company                                                      1,390,200   $      67,994,682

OTHER CONSUMER GOODS & SERVICES--6.0%
    H&R Block, Inc. (c)                                                     2,829,300   $     144,379,179
    Fortune Brands, Inc.                                                    1,745,600         133,765,328
    Mattel, Inc.                                                            3,874,300          71,442,092
                                                                                        -----------------
                                                                                              349,586,599
BROADCASTING & PROGRAMMING--2.4%
    Liberty Media Corporation, Class A (a)                                  9,199,400   $     100,733,430
    The Walt Disney Company                                                 1,500,000          37,485,000
                                                                                        -----------------
                                                                                              138,218,430

BUILDING MATERIALS & CONSTRUCTION--2.2%
    Masco Corporation                                                       4,133,600   $     125,826,784

CABLE SYSTEMS & SATELLITE TV--6.2%
    Time Warner Inc. (a)                                                    7,297,700   $     123,039,222
    Comcast Corporation, Special Class A (a)                                3,300,000          92,004,000
    The DIRECTV Group, Inc. (a)                                             5,021,618          77,232,485
    EchoStar Communications Corporation (a)                                 2,075,000          67,956,250
                                                                                        -----------------
                                                                                              360,231,957
HARDWARE--1.9%
    The Black & Decker Corporation                                          1,922,200   $     109,450,068

MOTORCYCLES--1.8%
    Harley-Davidson, Inc.                                                   1,962,500   $     104,679,750

PUBLISHING--2.5%
    Gannett Co., Inc.                                                         884,500   $      77,959,830
    Knight-Ridder, Inc.                                                       916,000          67,097,000
                                                                                        -----------------
                                                                                              145,056,830
RECREATION & ENTERTAINMENT--1.3%
    Carnival Corporation (d)                                                1,678,300   $      75,372,453

NAME                                                                      SHARES HELD        MARKET VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS--90.4% (CONT.)

RESTAURANTS--4.8%
    McDonald's Corporation                                                  4,900,000   $     139,993,000
    Yum! Brands, Inc (a)                                                    3,674,000         139,575,260
                                                                                        -----------------
                                                                                              279,568,260
RETAIL--9.6%
    The Gap, Inc.                                                           6,326,700   $     138,681,264
    The Home Depot, Inc.                                                    3,281,500         122,596,840
    The Kroger Co. (a)                                                      5,150,000          85,696,000
    Kohl's Corporation (a)                                                  1,700,500          82,185,165
    Limited Brands                                                          4,090,000          81,800,000
    Toys 'R' Us, Inc. (a)(c)                                                3,125,000          52,500,000
                                                                                        -----------------
                                                                                              563,459,269
BANK & THRIFTS--6.4%
    Washington Mutual, Inc.                                                 4,687,300   $     200,194,583
    U.S. Bancorp                                                            3,700,000         102,305,000
    The Bank of New York Company, Inc.                                      2,300,000          72,450,000
                                                                                        -----------------
                                                                                              374,949,583
INSURANCE--3.5%
    MGIC Investment Corporation                                             1,740,600   $     111,798,738
    AFLAC Incorporated                                                      2,367,000          95,011,380
                                                                                        -----------------
                                                                                              206,810,118
OTHER FINANCIAL--2.1%
    Fannie Mae                                                              1,670,000   $     124,164,500

HEALTH CARE SERVICES--1.1%
    AmerisourceBergen Corp                                                  1,200,000   $      65,616,000

MEDICAL PRODUCTS--1.5%
    Baxter International Inc.                                               2,800,000   $      86,492,000

PHARMACEUTICALS--7.8%
    Merck & Co., Inc.                                                       2,350,000   $     103,846,500
    Bristol-Myers Squibb Company                                            3,950,000          95,708,500
    Abbott Laboratories                                                     2,300,000          94,530,000
    Schering-Plough Corporation                                             5,625,000          91,237,500
    Chiron Corporation (a)                                                  1,659,900          73,052,199
                                                                                        -----------------
                                                                                              458,374,699
TELECOMMUNICATIONS--1.7%
    Sprint Corporation                                                      5,426,800   $     100,015,924

                                                                         SHARES HELD/
NAME                                                                        PAR VALUE        MARKET VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS--90.4% (CONT.)

COMPUTER SERVICES--5.4%
    First Data Corporation                                                  3,615,000   $     152,408,400
    SunGard Data Systems, Inc. (a)                                          3,203,700          87,781,380
    Automatic Data Processing, Inc.                                         1,800,000          75,600,000
                                                                                        -----------------
                                                                                              315,789,780
COMPUTER SYSTEMS--1.4%
    Sun Microsystems, Inc. (a)                                             19,870,000   $      82,659,200

OFFICE EQUIPMENT--1.4%
    Xerox Corporation (a)                                                   5,472,400   $      79,732,868

AEROSPACE & DEFENSE--3.9%
    Honeywell International, Inc.                                           3,050,000   $     103,242,500
    Raytheon Company                                                        2,500,000          78,350,000
    The Boeing Company                                                      1,152,800          47,345,496
                                                                                        -----------------
                                                                                              228,937,996

OTHER INDUSTRIAL GOODS & SERVICES--0.8%
    Illinois Tool Works Inc.                                                  604,200   $      47,870,766

WASTE DISPOSAL--1.8%
    Waste Management, Inc.                                                  3,474,300   $     104,854,374

OIL & NATURAL GAS--3.4%
    ConocoPhillips                                                          1,435,335   $     100,200,736
    Burlington Resources, Inc. (c)                                          1,571,100          99,969,093
                                                                                        -----------------
                                                                                              200,169,829
    TOTAL COMMON STOCKS (COST: $4,161,379,404)                                              5,278,592,949

SHORT TERM INVESTMENTS--10.4%

U.S. GOVERNMENT BILLS--7.0%
    United States Treasury Bills, 0.88% - 0.94%
      due 4/1/2004 - 7/1/2004                                       $     410,000,000   $     409,525,587
    TOTAL U.S. GOVERNMENT BILLS (COST: $409,534,826)                                          409,525,587

REPURCHASE AGREEMENTS--3.4%
    IBT Repurchase Agreement, 0.91% dated 3/31/2004
      due 4/1/2004, repurchase price $195,504,942
      collateralized by U.S. Government Agency Securities
      with an aggregate market value plus accrued interest
      of $205,275,000                                               $     195,500,000   $     195,500,000

NAME                                                                        PAR VALUE        MARKET VALUE
---------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--10.4% (CONT.)

REPURCHASE AGREEMENTS--3.4% (CONT.)
    IBT Repurchase Agreement, 0.76% dated 3/31/2004
      due 4/1/2004, repurchase price $4,051,277
      collateralized by a U.S. Government Agency Security
      with a market value plus accrued interest of $4,253,750       $       4,051,191   $       4,051,191
                                                                                        -----------------
    TOTAL REPURCHASE AGREEMENTS (COST: $199,551,191)                                          199,551,191

    TOTAL SHORT TERM INVESTMENTS (COST: $609,086,017)                                         609,076,778
    Total Investments (Cost $4,770,465,421)--100.8%                                     $   5,887,669,727
    Other Liabilities In Excess Of Other Assets--(0.8%)                                       (46,682,679)
                                                                                        -----------------
    TOTAL NET ASSETS--100%                                                              $   5,840,987,048
                                                                                        =================

(a)  Non-income producing security.
(b)  Represents an American Depository Receipt.
(c) See footnote number five in the Notes to Financial Statements regarding transactions in securities of affiliated issuers.
(d)  Represents a foreign domiciled corporation.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK SELECT FUND

REPORT FROM BILL NYGREN AND HENRY BERGHOEF, PORTFOLIO MANAGERS

[PHOTO]

[PHOTO]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SELECT FUND FROM ITS INCEPTION (11/1/96) TO PRESENT (3/31/04) AS COMPARED TO THE STANDARD & POOR'S 500 INDEX(5)

              THE OAKMARK SELECT FUND (CLASS I)  S & P 500
11/1/96                              $  10,000   $  10,000
12/31/96                             $  11,420   $  10,543
3/31/97                              $  12,140   $  10,826
6/30/97                              $  14,180   $  12,715
9/30/97                              $  16,340   $  13,668
12/31/97                             $  17,704   $  14,060
3/31/98                              $  20,078   $  16,021
6/30/98                              $  20,462   $  16,551
9/30/98                              $  16,936   $  14,904
12/31/98                             $  20,575   $  18,078
3/31/99                              $  22,766   $  18,979
6/30/99                              $  24,482   $  20,317
9/30/99                              $  22,028   $  19,048
12/31/99                             $  23,557   $  21,882
3/31/2000                            $  25,667   $  22,384
6/30/2000                            $  24,324   $  21,790
9/30/2000                            $  27,432   $  21,578
12/31/2000                           $  29,637   $  19,890
3/31/2001                            $  32,826   $  17,532
6/30/2001                            $  35,865   $  18,558
9/30/2001                            $  34,496   $  15,834
12/31/2001                           $  37,359   $  17,526
3/31/2002                            $  38,306   $  17,574
6/30/2002                            $  35,206   $  15,220
9/30/2002                            $  29,720   $  12,590
12/31/2002                           $  32,699   $  13,653
3/31/2003                            $  32,535   $  13,223
6/30/2003                            $  37,806   $  15,258
9/3/2003                             $  37,820   $  15,662
12/31/2003                           $  42,181   $  17,569
3/31/2004                            $  43,214   $  17,866

                          AVERAGE ANNUAL TOTAL RETURNS
                                (as of 03/31/04)

                                                                          SINCE
                                     TOTAL RETURN                       INCEPTION
                                    LAST 3 MONTHS*   1-YEAR    5-YEAR   (11/1/96)
---------------------------------------------------------------------------------
OAKMARK SELECT FUND (CLASS I)                 2.45%   32.83%    13.66%      21.81%
S&P 500                                       1.69%   35.12%    -1.20%       8.14%
S&P MidCap 400(8)                             5.06%   49.10%    11.74%      14.43%
Lipper Mid Cap Value Index(9)                 5.60%   53.35%    11.50%      10.63%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

The Oakmark Select Fund increased in value by 2% in the quarter, slightly exceeding the S&P 500. The Fund's performance was positively affected by Washington Mutual's 7% return. As the fund's largest holding, Washington Mutual's performance frequently is the largest contributor to NAV(10) changes. Our holding that increased the most in the quarter was Toys 'R' Us. We first bought Toys 'R' Us in early 2000 believing that new management would succeed at improving the profitability of their toy stores. Although the shopping experience today is much better, the profits aren't. Fortunately, continued growth at Babies 'R' Us and growing real estate value underneath the toy stores has allowed the stock to increase despite disappointing progress on our primary thesis. This outcome highlights the value of our investment approach. By investing only when we believe stocks are selling at large discounts to value, we have benefited from a cushion that Benjamin Graham, the "father of value investing," referred to as a "margin of safety." While the company's earnings have fallen far short of our projections, the stock has increased in price, and we still believe it is selling at a discount to business value. We are pleased with the steps management is now considering which include a downsizing of the toy division.

During the quarter we sold our position in Starwood Hotels. We purchased Starwood a year ago when the Iraq war caused a cutback in travel plans. The stock, which then troughed at $22, exceeded $40 last quarter. We still like the business but believe the current quote approximates full business value. Starwood was replaced in the portfolio with The Gap. We believe Gap is one of the strongest global apparel names, and we are very pleased with the new management, led by CEO Paul Pressler. We think that the stores look better, which is confirmed by higher same-store-sales. Our confidence is growing that Gap's turnaround will be successful, so despite the higher price, we believe the stock is very attractive.

Thank you for your continued support,


/s/ William C. Nygren          /s/ Henry R. Berghoef

WILLIAM C. NYGREN, CFA         HENRY R. BERGHOEF, CFA
Portfolio Manager              Portfolio Manager
bnygren@oakmark.com            berghoef@oakmark.com

THE OAKMARK SELECT FUND

SCHEDULE OF INVESTMENTS--MARCH 31, 2004 (UNAUDITED)

NAME                                                                      SHARES HELD        MARKET VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS--93.9%

OTHER CONSUMER GOODS & SERVICES--11.2%
    H&R Block, Inc. (b)                                                     8,259,800   $     421,497,594
    Mattel, Inc.                                                           12,270,900         226,275,396
                                                                                        -----------------
                                                                                              647,772,990
CABLE SYSTEMS & SATELLITE TV--4.4%
    Time Warner Inc. (a)                                                   15,240,000   $     256,946,400

INFORMATION SERVICES--7.4%
    Moody's Corporation                                                     3,123,600   $     221,150,880
    The Dun & Bradstreet Corporation (a)(b)                                 3,934,900         210,517,150
                                                                                        -----------------
                                                                                              431,668,030
PUBLISHING--3.3%
    Knight-Ridder, Inc.                                                     2,606,500   $     190,926,125

RESTAURANTS--6.0%
    Yum! Brands, Inc (a)                                                    9,207,000   $     349,773,930

RETAIL--14.0%
    Toys 'R' Us, Inc. (a)(b)                                               12,622,700   $     212,061,360
    Office Depot, Inc. (a)                                                 11,084,900         208,617,818
    The Gap, Inc.                                                           9,400,000         206,048,000
    The Kroger Co. (a)                                                     11,035,700         183,634,048
                                                                                        -----------------
                                                                                              810,361,226
BANK & THRIFTS--17.0%
    Washington Mutual, Inc.                                                23,151,400   $     988,796,294

INVESTMENT MANAGEMENT--2.6%
    Janus Capital Group, Inc.                                               9,169,600   $     150,198,048

HEALTH CARE SERVICES--3.3%
    IMS Health Incorporated                                                 8,303,441   $     193,138,038

PHARMACEUTICALS--6.4%
    Chiron Corporation (a)                                                  4,641,100   $     204,254,811
    Bristol-Myers Squibb Company                                            6,990,200         169,372,546
                                                                                        -----------------
                                                                                              373,627,357
TELECOMMUNICATIONS--3.8%
    Sprint Corporation                                                     11,999,600   $     221,152,628

COMPUTER SERVICES--5.7%
    First Data Corporation                                                  7,815,400   $     329,497,264

OFFICE EQUIPMENT--4.0%
    Xerox Corporation (a)                                                  15,854,700   $     231,002,979

                                                                         SHARES HELD/
NAME                                                                       PAR VALUE         MARKET VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS--93.9% (CONT.)

OIL & NATURAL GAS--4.8%
    Burlington Resources, Inc. (b)                                          4,326,800   $     275,314,284
    TOTAL COMMON STOCKS (COST: $3,584,332,713)                                              5,450,175,593

SHORT TERM INVESTMENTS--5.9%

U.S. GOVERNMENT BILLS--3.8%
    United States Treasury Bills, 0.865% - 0.895%
      due 4/1/2004 - 5/20/2004                                      $     220,000,000   $     219,854,010
    TOTAL U.S. GOVERNMENT BILLS (COST: $219,861,555)                                          219,854,010

REPURCHASE AGREEMENTS--2.1%
    IBT Repurchase Agreement, 0.91% dated 3/31/2004
      due 4/1/2004, repurchase price $119,003,008
      collateralized by U.S. Government Agency Securities
      with an aggregate market value plus accrued interest
      of $124,950,000                                               $     119,000,000   $     119,000,000
    IBT Repurchase Agreement, 0.76% dated 3/31/2004
      due 4/1/2004, repurchase price $3,687,463
      collateralized by a U.S. Government Agency Security
      with a market value plus accrued interest of $3,871,754               3,687,385           3,687,385
                                                                                        -----------------
    TOTAL REPURCHASE AGREEMENTS (COST: $122,687,385)                                          122,687,385

    TOTAL SHORT TERM INVESTMENTS (COST: $342,548,940)                                         342,541,395

    Total Investments (Cost $3,926,881,653)--99.8%                                      $   5,792,716,988
    Other Assets In Excess Of Other Liabilities--0.2%                                          12,113,583
                                                                                        -----------------

    TOTAL NET ASSETS--100%                                                              $   5,804,830,571
                                                                                        =================

(a)  Non-income producing security.
(b) See footnote number five in the Notes to Financial Statements regarding transactions in securities of affiliated issuers.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK SMALL CAP FUND

REPORT FROM JAMES P. BENSON AND EDWARD A. STUDZINSKI, PORTFOLIO MANAGERS

[PHOTO]

[PHOTO]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (3/31/04) AS COMPARED TO THE RUSSELL 2000 INDEX(11)

           THE OAKMARK SMALL CAP FUND (CLASS I)  RUSSELL 2000
11/1/95                              $  10,000      $  10,000
12/31/95                             $  10,330      $  10,695
3/31/96                              $  11,460      $  11,241
6/30/96                              $  12,470      $  11,803
9/30/96                              $  13,250      $  11,843
12/31/96                             $  14,440      $  12,459
3/31/97                              $  15,220      $  11,815
6/30/97                              $  17,660      $  13,730
9/30/97                              $  20,340      $  15,774
12/31/97                             $  20,290      $  15,245
3/31/98                              $  21,732      $  16,779
6/30/98                              $  20,467      $  15,997
9/30/98                              $  14,976      $  12,774
12/31/98                             $  17,620      $  14,857
3/31/99                              $  16,069      $  14,051
6/30/99                              $  18,205      $  16,237
9/30/99                              $  16,558      $  15,210
12/31/99                             $  16,224      $  18,015
3/31/2000                            $  15,974      $  19,292
6/30/2000                            $  15,926      $  18,562
9/30/2000                            $  18,014      $  18,768
12/31/2000                           $  16,937      $  17,471
3/31/2001                            $  17,816      $  16,335
6/30/2001                            $  21,218      $  18,688
9/30/2001                            $  18,026      $  14,788
12/31/2001                           $  21,391      $  17,906
3/31/2002                            $  24,014      $  18,619
6/30/2002                            $  22,369      $  17,064
9/30/2002                            $  17,445      $  13,412
12/31/2002                           $  18,595      $  14,238
3/31/2003                            $  17,185      $  13,598
6/30/2003                            $  20,092      $  16,784
9/30/2003                            $  21,255      $  18,307
12/31/2003                           $  23,581      $  20,966
3/31/2004                            $  25,239      $  22,278

                          ANNUAL AVERAGE TOTAL RETURNS
                                (as of 03/31/04)

                                                                          SINCE
                                     TOTAL RETURN                       INCEPTION
                                    LAST 3 MONTHS*   1-YEAR    5-YEAR   (11/1/95)
--------------------------------------------------------------------------------
OAKMARK SMALL CAP FUND (CLASS I)              7.03%   46.87%     9.44%      11.62%
Russell 2000                                  6.26%   63.83%     9.65%       9.98%
S&P Small Cap 600(12)                         6.22%   56.49%    13.10%      12.40%
Lipper Small Cap Value Index(13)              5.96%   65.89%    16.54%      13.48%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

"When it is a question of money, everybody is of the same religion."

Voltaire

OUR RESULTS

The Oakmark Small Cap Fund increased 7% for the quarter ended March 31, which also reflects the calendar year gain. During 2004, the Fund has outperformed the market averages while also outperforming our primary benchmark, the Russell 2000 Index, which has gained 6% year-to-date. We are pleased with this result because we believe that absolute positive returns preserve and grow your capital. We are even more pleased that over the past three-year and five-year periods we have grown and compounded the capital of our long-term investors at a 12% and 9% annualized rate, respectively. Please do not think for one moment however, that those returns are going to lead us to complacency. We began 2004 with a renewed focus on our goal of continuing to provide consistent returns. While Oscar Wilde may have said, "Consistency is the last refuge of the unimaginative," we feel that in the investment business consistently above-average returns requires both imagination and discipline. We also firmly believe that you, our investors, sought this consistency and discipline when you elected to partner with us by committing capital to the fund.

TIDAL CHARTS

Particularly strong performers during the quarter were Central Parking Corporation, CIBER Inc., Jack in the Box Inc., Levitt Corporation, and Peoples Bank of Bridgeport. Over time, we have noted that many value stocks have a tendency to sit for long periods with a huge gap between our assessment of intrinsic value and the current market price until a catalyst or some other piece of information triggers a greater appreciation of the opportunity presented by the gap. Then, the gap narrows and often closes within a very short period. We mention this sequence of events because it speaks to the importance of a long-term focus, rather than allowing one's self to be blown about by the vagaries of changing short-term perceptions that have little to do with a company's long-term business value. It also speaks to the foolishness of trying to time the market, especially in today's world of accelerated information flows.

The worst performer during the quarter was R.G. Barry, which saw its share price sell-off when it reported a slowdown in sales of its slipper products, along with the attendant back-up in inventories. We continue to monitor this situation closely, weighing the statistical cheapness of the investment against a management that for a continued period has been unable to avoid tripping over its own feet in executing a turnaround.

                                   HIGHLIGHTS

  - Gaps between price and value can remain for long periods, but close quickly when a catalyst occurs.

  - Small caps are significantly under-followed by Wall Street, presenting us with real opportunity.

  - Our focus remains the same: to search for businesses trading at a margin-of-safety discount to intrinsic value.

Five positions--Central Parking Corporation, Jack in the Box, Optimal Robotics Corporation, Penn Fed Financial Corporation, and PMI--were sold out during the quarter. Four of those issues reached our assessment of fair valuation. We sold one position, Optimal Robotics, after its management changed its strategy to focus more on management, rather than shareholder, returns. After we exited the position, management sold the one business that had represented the major unpinning of our investment thesis. Seven new positions were initiated during the quarter in American Italian Pasta, Coolbrands International, FTI Consulting, Levitt Corporation, NeighborCare Inc., PRIMEDIA, Inc., and Watson Wyatt & Company Holdings. While the buoyant market of 2003 and the beginning of 2004 has eliminated many compelling values that existed at the beginning of 2003, our analytical team has diligently examined the "New Low" list as well as other sources to uncover some very interesting and undervalued situations. We have NOT undertaken a strategy of turning the portfolio over merely for the sake of turning the portfolio over. Rather, we have removed issues from the portfolio because they had reached their valuation targets or our assessments had proven faulty, and we have been able to replace them with what we believe are more attractive issues. We also note that our holdings have not appreciated to the point where a wholesale liquidation is appropriate based on valuation.

We would point out that there IS a reason why we construct portfolios rather than focus on individual stocks. To use a baseball analogy, ours is a business of hitting singles and doubles. If there is an occasional home run, that's nice, but the singles and doubles provide consistent returns over time while allowing control of the risk we are undertaking. And, we believe that the market and its participants will present us with other opportunities to buy a lot of very high quality securities at very reasonable prices. In the interim, we are looking for one or two really good ideas a year (and are thankful whenever we are able to find a few more than that).

MAKING SAUSAGE

Is there anything unique about the process of investing in small cap value stocks? Aside from liquidity issues, perhaps the biggest difference from the large cap area is a much diminished information flow. This is not because of the companies themselves, which are oftentimes quite happy to talk to institutional or even individual investors. Rather, Wall Street research often provides little information. A company like Microsoft might have twenty different analysts from the Street following it. For the top two hundred largest capitalization stocks, it is not unusual to have at least ten analysts from different companies poking and prodding the news releases and financials, talking to management, and producing earnings estimates. The information flow on these companies tends to be huge. And, given that even a blind pig can find an acorn on occasion, sometimes one or more of the Street analysts will be outliers in their research and offer an insight that makes it possible to exploit an inefficiency in price, however briefly. The opposite is true in the small cap arena.

Probably some ten years ago, the Street started pulling back on the number of companies it covered. Companies like Merrill Lynch, which used to proudly announce that their analysts followed more companies than any other firm on Wall Street, have increasingly trimmed back their coverage to following fewer than a thousand companies. Given that our benchmark is the Russell 2000, that means a lot of companies are either not being covered or are covered by at best one or two institutional analysts, often at small regional or second-tier firms. Many of the companies in The Oakmark Small Cap Fund are followed by one or two analysts. That presents us with an opportunity.

Of course, another opportunity comes from the nature of the information flow about these companies. Most large cap companies, followed by an abundance of Street analysts as well as buy side analysts for institutional investors, tightly control access to management, including what have become rigidly scripted investor presentations and guidelines even for the types of questions investors can ask. Earnings guidance information is now the high point of a quarter's information, and woe unto the analyst who deviates greatly from that guidance. What used to pass for analysis has now become information distribution by what are very close to being "embedded" reporters, with all that that may subsume.

Contrarily, in the small cap world, analysts get to meet managements, attend analyst days where there is the opportunity for interchange with many levels of management, and still tour plants and other operating facilities. Often these companies do not have a true head of investor relations (the guardian of relative truth), so one's idea of the intellectual and moral makeup of managements comes from direct exchange. One also gets the opportunity to learn about industries and competitors in considerably more depth than one usually gets from visiting a large cap company.

At Harris Associates, we are blessed with a very high quality group of analysts who present us with a continuing flow of well-researched, interesting ideas. While we won't go so far as saying that the portfolio manager could easily be replaced by a coin-flipping primate, the fundamental work of our analysts makes our daily jobs considerably easier.

THE FUTURE

One of the nice aspects of our job and the focus of our firm is that as fundamental value investors, we don't spend a lot of time trying to guess the future, especially what we have no control over and no ability to assess. We leave it to others who make their living predicting economic growth or interest rates. This is probably for the best because we don't think we have any especial talent in that area, and they may actually be ones where the coin-flipping primate can truly excel (or perhaps already has, depending on one's opinion of various commentators). Instead, we plod along, looking to unearth the occasional diamond in the rough of an investment opportunity. In our favor, the continued and even intensified focus on short-term events drives many investment analysis and portfolio management decisions today. Sometimes (actually more than sometimes), doing nothing is the correct decision if you have confidence in your original assessment. Regardless, we are not going to do anything different this coming year from what we have done in the past: searching for business values at that margin of safety discount to intrinsic value that we like. We remain grateful to you, our shareholders and partners, for your patience and confidence in entrusting us with your capital to manage.


/s/ James P. Benson      /s/ Edward A. Studzinski


JAMES P. BENSON, CFA     EDWARD A. STUDZINSKI, CFA
Portfolio Manager        Portfolio Manager
jbenson@oakmark.com      estudzinski@oakmark.com

THE OAKMARK SMALL CAP FUND

SCHEDULE OF INVESTMENTS--MARCH 31, 2004 (UNAUDITED)

NAME                                                                      SHARES HELD        MARKET VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS--93.4%

FOOD & BEVERAGE--10.3%
    Ralcorp Holdings, Inc. (a)                                                500,000   $      15,215,000
    Del Monte Foods Company (a)                                             1,100,000          12,375,000
    American Italian Pasta Company, Class A                                   200,000           7,986,000
    CoolBrands International, Inc. (a)(b)                                     290,000           5,047,895
                                                                                        -----------------
                                                                                               40,623,895
HOUSEHOLD PRODUCTS--3.7%
    Tupperware Corporation                                                    825,000   $      14,693,250

OTHER CONSUMER GOODS & SERVICES--2.3%
    Callaway Golf Company                                                     475,000   $       9,015,500

SECURITY SYSTEMS--4.6%
    Checkpoint Systems, Inc. (a)                                              968,300   $      18,300,870

APPAREL--2.7%
    Oakley, Inc.                                                              671,200   $       9,960,608
    R.G. Barry Corporation (a)                                                269,150             783,226
                                                                                        -----------------
                                                                                               10,743,834
AUTOMOBILE RENTALS--2.4%
    Dollar Thrifty Automotive Group, Inc. (a)                                 375,000   $       9,476,250

BUILDING MATERIALS & CONSTRUCTION--3.3%
    Integrated Electrical Services, Inc. (a)                                  956,600   $      10,752,184
    Insituform Technologies, Inc., Class A (a)                                150,000           2,344,500
                                                                                        -----------------
                                                                                               13,096,684

CONSULTING SERVICES--2.5%
    FTI Consulting, Inc. (a)                                                  360,000   $       5,997,600
    Watson Wyatt & Company Holdings                                           158,500           4,000,540
                                                                                        -----------------
                                                                                                9,998,140

HOME BUILDERS--2.7%
    Levitt Corporation, Class A (a)                                           427,300   $      10,468,850

HUMAN RESOURCES--2.1%
    Hudson Highland Group, Inc. (a)                                           300,000   $       8,364,000

INFORMATION SERVICES--2.9%
    eFunds Corporation (a)(c)                                                 706,700   $      11,589,880

MARKETING SERVICES--2.1%
    Grey Global Group, Inc.                                                    11,750   $       8,107,500

PUBLISHING--0.2%
    PRIMEDIA Inc. (a)                                                         314,500   $         849,150

NAME                                                                      SHARES HELD        MARKET VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS--93.4% (CONT.)

RESTAURANTS--2.7%
    Triarc Companies, Inc., Class B                                           500,000   $       5,480,000
    Triarc Companies, Inc.                                                    250,000           2,735,000
    Landry's Restaurants, Inc.                                                 88,700           2,645,921
                                                                                        -----------------
                                                                                               10,860,921

RETAIL--2.2%
    ShopKo Stores, Inc. (a)                                                   600,000   $       8,772,000

BANK & THRIFTS--4.8%
    People's Bank of Bridgeport, Connecticut                                  300,000   $      13,947,000
    BankAtlantic Bancorp, Inc., Class A                                       295,700           5,015,072
                                                                                        -----------------
                                                                                               18,962,072

INSURANCE--1.1%
    U.S.I. Holdings Corporation (a)                                           283,000   $       4,185,570

OTHER FINANCIAL--3.1%
    NCO Group, Inc. (a)                                                       530,000   $      12,386,100

REAL ESTATE--1.8%
    Trammell Crow Company (a)                                                 495,000   $       6,944,850

HEALTH CARE SERVICES--2.5%
    NeighborCare, Inc. (a)                                                    400,000   $       9,700,000

MEDICAL PRODUCTS--8.3%
    Hanger Orthopedic Group, Inc. (a)                                         950,000   $      17,147,500
    CONMED Corporation (a)                                                    400,000          11,816,000
    Advanced Medical Optics, Inc. (a)                                         150,000           3,660,000
                                                                                        -----------------
                                                                                               32,623,500

COMPUTER SERVICES--4.9%
    CIBER, Inc. (a)                                                         1,625,000   $      17,875,000
    Interland, Inc. (a)                                                       400,000           1,652,000
                                                                                        -----------------
                                                                                               19,527,000

COMPUTER SOFTWARE--9.9%
    Mentor Graphics Corporation (a)                                           950,000   $      16,929,000
    MSC.Software Corp. (a)                                                  1,350,000          11,893,500
    Sybase, Inc. (a)                                                          495,000          10,390,050
                                                                                        -----------------
                                                                                               39,212,550

DATA STORAGE--2.0%
    Imation Corp.                                                             215,000   $       8,088,300

                                                                         SHARES HELD/
NAME                                                                        PAR VALUE        MARKET VALUE
---------------------------------------------------------------------------------------------------------
COMMON STOCKS--93.4% (CONT.)

AEROSPACE & DEFENSE--1.7%
    Herley Industries, Inc. (a)                                               211,500   $       3,993,120
    Teledyne Technologies Incorporated (a)                                    140,000           2,618,000
                                                                                        -----------------
                                                                                                6,611,120
FORESTRY PRODUCTS--2.1%
    Schweitzer-Mauduit International, Inc.                                    250,700   $       8,097,610

OIL & NATURAL GAS--4.5%
    St. Mary Land & Exploration Company                                       300,000   $      10,029,000
    Cabot Oil & Gas Corporation                                               250,000           7,640,000
                                                                                        -----------------
                                                                                               17,669,000
    TOTAL COMMON STOCKS (COST: $275,438,474)                                                  368,968,396

SHORT TERM INVESTMENTS--6.5%

U.S. GOVERNMENT BILLS--5.1%
    United States Treasury Bills, 0.935% - 0.955%
      due 4/1/2004 - 4/22/2004                                      $      20,000,000   $      19,993,623
    TOTAL U.S. GOVERNMENT BILLS (COST: $19,993,623)                                            19,993,623

REPURCHASE AGREEMENTS--1.4%
    IBT Repurchase Agreement, 0.91% dated 3/31/2004
      due 4/1/2004, repurchase price $3,500,088 collateralized
      by a U.S. Government Agency Security with a market
      value plus accrued interest of $3,675,000                     $       3,500,000   $       3,500,000
    IBT Repurchase Agreement, 0.76% dated 3/31/2004
      due 4/1/2004, repurchase price $2,157,368 collateralized
      by a U.S. Government Agency Security with a market
      value plus accrued interest of $2,265,188                             2,157,322           2,157,322
                                                                                        -----------------
    TOTAL REPURCHASE AGREEMENTS (COST: $5,657,322)                                              5,657,322

    TOTAL SHORT TERM INVESTMENTS (COST: $25,650,945)                                           25,650,945
    Total Investments (Cost $301,089,419)--99.9%                                        $     394,619,341
    Other Assets In Excess Of Other Liabilities--0.1%                                             559,625
                                                                                        -----------------

    TOTAL NET ASSETS--100%                                                              $     395,178,966
                                                                                        =================

(a)  Non-income producing security.
(b)  Represents a foreign domiciled corporation.
(c) See footnote number five in the Notes to Financial Statements regarding transactions in securities of affiliated issuers.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK EQUITY AND INCOME FUND

REPORT FROM CLYDE S. McGREGOR AND EDWARD A. STUDZINSKI, PORTFOLIO MANAGERS

[PHOTO]

[PHOTO]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (3/31/04) AS COMPARED TO THE LIPPER BALANCED FUND INDEX(14)

             THE OAKMARK EQUITY AND INCOME FUND (CLASS I)        LIPPER BALANCED FUND INDEX
11/1/95                                          $ 10,000                          $ 10,000
12/31/95                                         $ 10,240                          $ 10,473
3/31/96                                          $ 10,500                          $ 10,707
6/30/96                                          $ 11,040                          $ 10,925
9/30/96                                          $ 11,110                          $ 11,213
12/31/96                                         $ 11,805                          $ 11,840
3/31/97                                          $ 12,153                          $ 11,895
6/30/97                                          $ 13,430                          $ 13,178
9/30/97                                          $ 14,810                          $ 14,024
12/31/97                                         $ 14,941                          $ 14,243
3/31/98                                          $ 16,233                          $ 15,370
6/30/98                                          $ 16,320                          $ 15,599
9/30/98                                          $ 15,191                          $ 14,701
12/31/98                                         $ 16,792                          $ 16,392
3/31/99                                          $ 16,792                          $ 16,655
6/30/99                                          $ 18,457                          $ 17,402
9/30/99                                          $ 17,518                          $ 16,682
12/31/99                                         $ 18,119                          $ 17,863
3/31/2000                                        $ 18,924                          $ 18,396
6/30/2000                                        $ 18,886                          $ 18,174
9/30/2000                                        $ 20,761                          $ 18,535
12/31/2000                                       $ 21,723                          $ 18,290
3/31/2001                                        $ 22,621                          $ 17,374
6/30/2001                                        $ 24,445                          $ 17,984
9/30/2001                                        $ 23,751                          $ 16,621
12/31/2001                                       $ 25,635                          $ 17,698
3/31/2002                                        $ 26,708                          $ 17,805
6/30/2002                                        $ 25,855                          $ 16,628
9/30/2002                                        $ 23,640                          $ 14,986
12/31/2002                                       $ 25,087                          $ 15,807
3/31/2003                                        $ 24,515                          $ 15,516
6/30/2003                                        $ 27,750                          $ 17,209
9/30/2003                                        $ 28,308                          $ 17,562
12/31/2003                                       $ 30,908                          $ 18,958
3/31/2004                                        $ 32,200                          $ 19,410

                          ANNUAL AVERAGE TOTAL RETURNS
                                (as of 03/31/04)

                                                                       SINCE
                               TOTAL RETURN                          INCEPTION
                              LAST 3 MONTHS*    1-YEAR     5-YEAR    (11/1/95)
------------------------------------------------------------------------------
OAKMARK EQUITY & INCOME
FUND (CLASS I)                          4.18%     31.35%     13.89%      14.90%
Lipper Balanced Fund Index              2.39%     25.10%      3.11%       8.19%
S&P 500(5)                              1.69%     35.12%     -1.20%       9.92%
Lehman Govt./Corp. Bond(15)             3.08%      6.15%      7.56%       7.33%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

QUARTER REVIEW

The Equity and Income Fund produced a return of 4% for the quarter ended March
31. This result modestly exceeded the 2% that the Lipper Balanced Fund Index reported. The fund's return has now bested the Balanced Fund Index in 15 of the past 17 quarters. While we are competitive individuals who enjoy achieving relative success, our goal in managing the fund is not to beat a benchmark. Rather, we seek to earn positive rates of return in all material time periods while always maintaining an unhedged commitment to common stocks of at least 50%.

The world is exceptionally confusing these days. Issues like the plague of terrorism, an unusually polarized U.S. election cycle, a synchronized global economic recovery, historically low interest rates, and troubling corporate governance issues have combined to make investing based on macro factors hazardous. Many investors who desire consistent positive returns have attempted to cope with uncertainty by moving money to hedge funds and investment partnerships that employ various esoteric strategies. These entities often pay little attention to the underlying fundamentals of their investments, instead treating securities more like mathematical abstractions. Hedge funds do, however, account for an ever-increasing share of trading volume.

We, of course, have our own opinions on macro issues, but we do not make these opinions central to how we invest your money based on those opinions. Instead, careful analysis of corporate business values drives our investment decisions. We have built the fund's record on thousands of decisions concerning individual securities, and we will continue to expend our energies in that manner. Since the fund's inception at the end of 1995, it has generated positive results in all but one calendar year and 25 out of 33 quarters. We hope to improve upon that record.

HIT AND MISS

In our first 34 reports to shareholders we have written extensively (AD NAUSEAM?) about our investing philosophy and process. Many reports also waxed eloquent about our fixed income approach. At the moment we find that we do not have anything new to say on these topics. Therefore, the remainder of this report will discuss individual equity holdings. Please recognize, however, that this does not imply any shift in our investing emphasis but rather a failing of our creative muse.

To format the discussion, we are shamelessly imitating a relatively new column of the

                                   HIGHLIGHTS

  - Careful analysis of long-term business values drives our investment decisions, not opinions about macro issues.

  - This quarter, we talk about our investing hits and misses, specifically, Caremark and First Health.

  - As always, we continue to focus on companies priced below business value with shareholder-oriented management.

WALL STREET JOURNAL titled "Tracking the Numbers/Hit and Miss." This column asks portfolio managers to describe experiences with one stock position that worked and one that failed. To make this more topical for our fund report, we will focus on two stocks that materially affected the fund's recent results.

HIT

Caremark, a pharmacy benefit manager (PBM) based in Birmingham, Alabama.

AVERAGE PRICE WE PAID: $20.37. The stock closed the quarter at $33.25.

WHY WE BOUGHT IT: We began purchasing shares in August 2002. Earlier that summer the financial press had questioned the accounting treatment of prescription co-payments by several PBMs, including Caremark. This industry seemed interesting to us because of the rapid growth rate in pharmaceutical expenditures, the even faster growth rate of the mail order pharmacy segment, and the attendant focus on drug cost containment. Caremark itself attracted us for many reasons, including its strong management team and its large specialty pharmaceutical business (distribution of expensive biotechnology drugs). 2002 stock market weakness and accounting paranoia (Caremark was an Arthur Anderson client) gave us the opportunity to invest at a great price.

HOW IT DID: To the date of this letter, Caremark has proven to be an ideal experience for the fund. The stock remained in a tight trading range for our first six months of ownership before rallying vigorously in mid-2003. The company then announced an agreement to acquire another major factor in its industry, Advance PCS. The market received this news negatively, offering us another opportunity to increase our holding at favorable prices. At the time of this writing Caremark has assumed the position of largest stock holding in the fund.

THE LATEST: Caremark closed on its purchase of Advance PCS on March 24. After some initial discomfort with this deal, investors warmed to the idea that the additional scale would produce significant cost advantages. The stock gained 31% in the March quarter and was the largest single contributor to the fund's quarterly return.

MISS

First Health, a nationwide outsourcer of healthcare solutions based in Downers Grove, Illinois.

AVERAGE PRICE WE PAID: $24.15. We sold the stock for an average price of $20.22.

WHY WE BOUGHT IT: We began purchasing shares in January 2002 believing that the company was unique in offering corporate clients a nationwide healthcare solution. We thought that investors misunderstood the company, classifying it as a managed care provider (I.E., an HMO that underwrites health care insurance for its clients) rather than a company that simply provides health care solutions without the insurance liability. We also admired management's use of capital.

HOW IT DID: The share price of First Health meandered within a tight range until November 2003 when the company announced a significant earnings shortfall. The stock dropped 24% on the news. Subsequently, our research analysts' work on this industry suggested that the competitive environment for First Health had deteriorated and that the company's proprietary advantages had dissipated. Since this change in perception materially affected our reasons for owning the stock, we sold it.

THE LATEST: First Health shares appear to have stabilized in the low $20s as investors await more data that would provide clarity concerning the competitive landscape.

So what do we take from this? Both of our subject companies are in the business of helping corporate America deal with rising health costs, both have shareholder-oriented, entrepreneurial management teams, and both have particular service offerings with a claim to a proprietary position. What changed was that the competitive position of Caremark actually strengthened while First Health's weakened. In today's hyper-competitive world economy, it may be that business values themselves are less stable than in the past.

In closing, we would once again like to thank our investors for entrusting us with their assets.

/s/ Clyde S. McGregor                          /s/ Edward A. Studzinski

CLYDE S. MCGREGOR, CFA                         EDWARD A. STUDZINSKI, CFA
Portfolio Manager                              Portfolio Manager
mcgregor@oakmark.com                           estudzinski@oakmark.com

THE OAKMARK EQUITY AND INCOME FUND

SCHEDULE OF INVESTMENTS MARCH 31, 2004 (UNAUDITED)

NAME                                                                     SHARES HELD       MARKET VALUE
-------------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--59.0%

COMMON STOCKS--59.0%

FOOD & BEVERAGE--4.5%
    Diageo plc (b)                                                         2,300,000  $     121,624,000
    Nestle SA (a)(b)                                                       1,600,000        102,036,800
    Kraft Foods Inc.                                                       1,700,000         54,417,000
    Dean Foods Company (a)                                                   800,000         26,720,000
                                                                                      -----------------
                                                                                            304,797,800

CABLE SYSTEMS & SATELLITE TV--1.2%
    The DIRECTV Group, Inc. (a)                                            5,026,722  $      77,310,984

HARDWARE--0.6%
    The Stanley Works                                                        962,100  $      41,062,428

INFORMATION SERVICES--2.3%
    Ceridian Corporation (a)                                               4,800,000  $      94,608,000
    ChoicePoint Inc. (a)                                                   1,500,000         57,045,000
                                                                                      -----------------
                                                                                            151,653,000

MARKETING SERVICES--1.2%
    The Interpublic Group of Companies, Inc. (a)                           5,250,000  $      80,745,000

PRINTING--1.7%
    R.R. Donnelley & Sons Company                                          3,779,500  $     114,329,875

RESTAURANTS--0.9%
    Darden Restaurants, Inc.                                               2,413,400  $      59,828,186

RETAIL--5.7%
    The TJX Companies, Inc.                                                6,500,000  $     159,640,000
    Costco Wholesale Corporation (a)                                       3,200,000        120,192,000
    J.C. Penney Company, Inc.                                              1,700,000         59,126,000
    Office Depot, Inc. (a)                                                 2,230,000         41,968,600
                                                                                      -----------------
                                                                                            380,926,600

INSURANCE--2.9%
    SAFECO Corporation                                                     3,850,000  $     166,204,500
    RenaissanceRe Holdings Ltd. (c)                                          600,000         31,200,000
                                                                                      -----------------
                                                                                            197,404,500

REAL ESTATE--0.2%
    Hospitality Properties Trust                                             313,500  $      14,546,400

HEALTH CARE SERVICES--6.2%
    Caremark Rx, Inc. (a)                                                  6,800,000  $     226,100,000
    Cardinal Health, Inc.                                                  2,709,700        186,698,330
                                                                                      -----------------
                                                                                            412,798,330

NAME                                                                     SHARES HELD       MARKET VALUE
-------------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--59.0% (CONT.)

MEDICAL CENTERS--2.0%
    Laboratory Corporation of America Holdings (a)                         3,500,000  $     137,375,000

MEDICAL PRODUCTS--1.3%
    Apogent Technologies, Inc. (a)                                         1,700,000  $      52,156,000
    Techne Corporation (a)                                                   750,000         30,607,500
    Edwards Lifesciences Corporation (a)                                     100,000          3,195,000
                                                                                      -----------------
                                                                                             85,958,500

PHARMACEUTICALS--4.2%
    Abbott Laboratories                                                    4,000,000  $     164,400,000
    Watson Pharmaceuticals, Inc. (a)                                       2,708,700        115,905,273
                                                                                      -----------------
                                                                                            280,305,273

COMPUTER SERVICES--3.2%
    First Data Corporation                                                 5,017,500  $     211,537,800

COMPUTER SOFTWARE--2.3%
    Synopsys, Inc. (a)                                                     4,250,000  $     123,080,000
    Mentor Graphics Corporation (a)                                        1,750,000         31,185,000
                                                                                      -----------------
                                                                                            154,265,000

COMPUTER SYSTEMS--0.7%
    The Reynolds and Reynolds Company, Class A                             1,715,100  $      48,725,991

DATA STORAGE--0.6%
    Imation Corp.                                                          1,000,000  $      37,620,000

AEROSPACE & DEFENSE--5.4%
    General Dynamics Corporation                                           1,972,400  $     176,194,492
    Rockwell Collins, Inc.                                                 3,107,900         98,240,719
    Honeywell International, Inc.                                          1,889,500         63,959,575
    Raytheon Company                                                         778,800         24,407,592
                                                                                      -----------------
                                                                                            362,802,378

AGRICULTURAL EQUIPMENT--0.0%
    Alamo Group, Inc.                                                        114,500  $       1,991,155

DIVERSIFIED CONGLOMERATES--0.2%
    Textron, Inc.                                                            296,800  $      15,774,920

INSTRUMENTS--1.0%
    Varian, Inc. (a)                                                       1,649,400  $      66,256,398

MACHINERY & INDUSTRIAL PROCESSING--0.9%
    Rockwell Automation, Inc.                                              1,700,000  $      58,939,000

AGRICULTURAL OPERATIONS--1.9%
    Monsanto Company                                                       3,500,000  $     128,345,000

                                                                        SHARES HELD/
NAME                                                                       PAR VALUE       MARKET VALUE
-------------------------------------------------------------------------------------------------------
EQUITY AND EQUIVALENTS--59.0% (CONT.)

FORESTRY PRODUCTS--1.3%
    Plum Creek Timber Company, Inc.                                        2,657,044  $      86,300,789

OIL & NATURAL GAS--6.6%
    Burlington Resources, Inc. (d)                                         3,575,000  $     227,477,250
    XTO Energy, Inc.                                                       5,624,916        141,972,880
    St. Mary Land & Exploration Company                                    1,200,000         40,116,000
    Cabot Oil & Gas Corporation                                            1,125,000         34,380,000
                                                                                      -----------------
                                                                                            443,946,130
    TOTAL COMMON STOCKS (COST: $3,017,913,310)                                            3,955,546,437

    TOTAL EQUITY AND EQUIVALENTS (COST: $3,017,913,310)                                   3,955,546,437

FIXED INCOME--31.2%

PREFERRED STOCKS--0.0%

BANK & THRIFTS--0.0%
    Fidelity Capital Trust I, Preferred, 8.375%                               43,500  $         447,615
    TOTAL PREFERRED STOCKS (COST: $435,000)                                                     447,615

CORPORATE BONDS--2.2%

BROADCASTING & PROGRAMMING--0.2%
    Liberty Media Corporation, 8.25% due 2/1/2030, Debenture       $      12,900,000  $      15,880,674

BUILDING MATERIALS & CONSTRUCTION--0.0%
    Juno Lighting, Inc., 11.875% due 7/1/2009,
      Senior Subordinated Note                                     $         750,000  $         804,375

CABLE SYSTEMS & SATELLITE TV--1.0%
    Time Warner Inc., 5.625% due 5/1/2005                          $      50,000,000  $      52,053,900
    Cablevision Systems New York Group, 144A, 8.00%
      due 4/15/2012 (e)(f)                                                10,000,000         10,000,000
    CSC Holdings Inc., 7.875% due 12/15/2007                               3,000,000          3,225,000
                                                                                      -----------------
                                                                                             65,278,900

HOTELS & MOTELS--0.0%
    Park Place Entertainment, 7.00% due 7/15/2004, Senior Notes    $       2,750,000  $       2,777,500

RETAIL--0.3%
    The Gap, Inc., 6.90% due 9/15/2007                             $       9,187,000  $      10,197,570
    Toys 'R' Us, Inc., 7.875% due 4/15/2013                                5,000,000          5,250,000
    Rite Aid Corporation, 7.625% due 4/15/2005, Senior Notes               4,900,000          4,973,500
                                                                                      -----------------
                                                                                             20,421,070

NAME                                                                       PAR VALUE       MARKET VALUE
-------------------------------------------------------------------------------------------------------
FIXED INCOME--31.2% (CONT.)

HEALTH CARE SERVICES--0.4%
    Omnicare, Inc., 6.125% due 6/1/2013                            $      20,000,000  $      20,850,000
    NeighborCare Inc., 144A, 6.875% due 11/15/2013 (e)                     4,000,000          4,170,000
                                                                                      -----------------
                                                                                             25,020,000

MEDICAL PRODUCTS--0.0%
    Apogent Technologies Inc., 6.50% due 5/15/2013                 $       1,000,000  $       1,065,000

OFFICE EQUIPMENT--0.2%
    Xerox Corporation, 7.125% due 6/15/2010                        $      15,000,000  $      15,900,000

MACHINERY & INDUSTRIAL PROCESSING--0.0%
    Columbus McKinnon Corporation New York, 8.50%
      due 4/1/2008                                                 $       3,000,000  $       2,820,000

OTHER INDUSTRIAL GOODS & SERVICES--0.1%
    Sealed Air Corporation, 144A, 5.625% due 7/15/2013 (e)         $       8,300,000  $       8,699,479

ELECTRIC UTILITIES--0.0%
    Midland Funding Corporation, 11.75% due 7/23/2005              $         458,220  $         484,568

    TOTAL CORPORATE BONDS (COST: $150,261,804)                                              159,151,566

GOVERNMENT AND AGENCY SECURITIES--29.0%

CANADIAN GOVERNMENT BONDS--2.3%
    Canada Government, 3.00% due 12/1/2005                         $     100,000,000  $      77,031,904
    Canada Government, 3.50% due 6/1/2004                                100,000,000         76,316,150
                                                                                      -----------------
                                                                                            153,348,054

DANISH GOVERNMENT BONDS--0.3%
    Kingdom of Denmark, 4.00% due 11/15/2004                       $     100,000,000  $      16,722,066

NEW ZEALAND GOVERNMENT BONDS--0.1%
    New Zealand Government, 6.50% due 2/15/2005                    $      10,000,000  $       6,738,050

UNITED KINGDOM GOVERNMENT BONDS--0.6%
    United Kingdom of Great Britain and Northern Ireland,
      5.00% due 6/7/2004                                           $      20,000,000  $      36,930,631

NAME                                                                       PAR VALUE       MARKET VALUE
-------------------------------------------------------------------------------------------------------
FIXED INCOME--31.2% (CONT.)

U.S. GOVERNMENT NOTES--25.0%
    United States Treasury Notes, 3.375% due 1/15/2007,
      Inflation Indexed                                            $     248,943,750  $     274,353,439
    United States Treasury Notes, 1.50% due 7/31/2005                    250,000,000        250,820,250
    United States Treasury Notes, 1.25% due 5/31/2005                    250,000,000        250,156,250
    United States Treasury Notes, 5.75% due 11/15/2005                   200,000,000        213,929,600
    United States Treasury Notes, 1.625% due 1/31/2005                   200,000,000        200,867,200
    United States Treasury Notes, 1.50% due 2/28/2005                    150,000,000        150,515,700
    United States Treasury Notes, Inflation Indexed, 4.25%
      due 1/15/2010                                                      110,060,000        131,943,010
    United States Treasury Notes, 1.625% due 4/30/2005                   125,000,000        125,600,625
    United States Treasury Notes, 1.875% due 9/30/2004                    50,000,000         50,212,900
    United States Treasury Notes, 1.625% due 2/28/2006                    25,000,000         25,039,050
                                                                                      -----------------
                                                                                          1,673,438,024
U.S. GOVERNMENT AGENCIES--0.7%
    Federal Home Loan Mortgage Corporation, 3.00%
      due 11/17/2006                                               $      10,000,000  $      10,104,420
    Federal Home Loan Mortgage Corporation, 2.35%
      due 5/5/2008                                                         7,100,000          7,109,202
    Fannie Mae, 2.25% due 12/30/2008                                       6,975,000          6,983,293
    Federal Home Loan Bank, 3.00% due 12/30/2009                           5,000,000          5,114,800
    Federal Home Loan Mortgage Corporation, 3.00%
      due 1/7/2011                                                         4,900,000          4,940,033
    Fannie Mae, 5.125% due 5/4/2012                                        4,013,000          4,090,025
    Federal Home Loan Bank, 3.125% due 7/10/2009                           4,000,000          3,955,040
    Federal Home Loan Bank, 3.875% due 12/15/2004                          1,000,000          1,019,507
                                                                                      -----------------
                                                                                             43,316,320
    TOTAL GOVERNMENT AND AGENCY SECURITIES (COST: $1,880,929,833)                         1,930,493,145

    TOTAL FIXED INCOME (COST: $2,031,626,637)                                             2,090,092,326

SHORT TERM INVESTMENTS--10.6%

U.S. GOVERNMENT BILLS--7.0%
    United States Treasury Bills, 0.885%-0.955%                    $     470,000,000  $     469,453,440
      due 4/1/2004 - 7/1/2004
    TOTAL U.S. GOVERNMENT BILLS (COST: $469,458,763)                                        469,453,440

NAME                                                                       PAR VALUE       MARKET VALUE
------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--10.6% (CONT.)

REPURCHASE AGREEMENTS--3.6%
   IBT Repurchase Agreement, 0.91% dated 3/31/2004
     due 4/1/2004, repurchase price $234,005,915
     collateralized by U.S. Government Agency Securities
     with an aggregate market value plus accrued interest
     of $245,700,000                                                $   234,000,000    $   234,000,000
   IBT Repurchase Agreement, 0.76% dated 3/31/2004
     due 4/1/2004, repurchase price $4,719,443
     collateralized by a U.S. Government Agency Security
     with a market value plus accrued interest of $4,955,310              4,719,343          4,719,343
                                                                                       ---------------
   TOTAL REPURCHASE AGREEMENTS (COST: $238,719,343)                                        238,719,343

   TOTAL SHORT TERM INVESTMENTS (COST: $708,178,106)                                       708,172,783

   Total Investments (Cost $5,757,718,053)--100.8%                                     $ 6,753,811,546
   Other Liabilities In Excess Of Other Assets--(0.8%)                                     (52,696,175)
                                                                                       ---------------
   TOTAL NET ASSETS--100%                                                              $ 6,701,115,371
                                                                                       ===============

(a) Non-income producing security.
(b) Represents an American Depository Receipt.
(c) Represents a foreign domiciled corporation.
(d) See footnote number five in the Notes to Financial Statements regarding transactions in securities of affiliated issuers.
(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(f) Security valued at a fair value determined by pricing committees established by the Board of Trustees.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK GLOBAL FUND

REPORT FROM CLYDE S. McGREGOR AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO]

[PHOTO]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK GLOBAL FUND FROM ITS INCEPTION (8/4/99) TO PRESENT (3/31/04) AS COMPARED TO THE MSCI WORLD INDEX(16)

                       THE OAKMARK GLOBAL FUND (CLASS I)        MSCI WORLD INDEX
8/4/99                                          $ 10,000                $ 10,000
9/30/99                                         $  9,180                $  9,883
12/31/99                                        $  9,981                $ 11,550
3/31/2000                                       $ 10,061                $ 11,668
6/30/2000                                       $ 10,381                $ 11,255
9/30/2000                                       $ 10,922                $ 10,689
12/31/2000                                      $ 11,562                $ 10,028
3/31/2001                                       $ 11,480                $  8,739
6/30/2001                                       $ 13,289                $  8,959
9/30/2001                                       $ 11,071                $  7,676
12/31/2001                                      $ 13,880                $  8,335
3/31/2002                                       $ 15,387                $  8,364
6/30/2002                                       $ 14,372                $  7,601
9/30/2002                                       $ 11,828                $  6,204
12/31/2002                                      $ 13,587                $  6,678
3/31/2003                                       $ 12,153                $  6,340
6/30/2003                                       $ 16,225                $  7,420
9/30/2003                                       $ 17,774                $  7,779
12/31/2003                                      $ 20,242                $  8,889
3/31/2004                                       $ 21,029                $  9,121

                          ANNUAL AVERAGE TOTAL RETURNS
                                (as of 03/31/04)

                                                                                            SINCE
                                            TOTAL RETURN                                  INCEPTION
                                           LAST 3 MONTHS*     1-YEAR        3-YEAR        (8/4/99)
-----------------------------------------------------------------------------------------------------
OAKMARK GLOBAL FUND (CLASS I)                 3.89%           73.04%        22.33%          17.29%(3)
MSCI World                                    2.62%           43.87%         1.46%          -1.95%
Lipper Global Fund Index(17)                  3.83%           46.75%         2.31%           1.01%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The fund's high performance may not be repeated. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

FELLOW SHAREHOLDERS,

The Oakmark Global Fund gained 4% for the three-month period ending March 31, 2004, compared with the 3% increase for the MSCI World Index and the 4% increase for the Lipper Global Fund Index.

Over the past twelve months, The Oakmark Global Fund has returned 73%, compared to the smaller gains of 44% and 47% for the MSCI World Index and the Lipper Global Fund Index, respectively. Most importantly, since inception the Fund has returned 17% annualized compared to a 2% decline in the MSCI World Index and 1% return in the Lipper Global Fund Index.

PORTFOLIO COMPOSITION

We made few changes during the quarter. We sold two companies, L.M. Ericsson (Sweden) and First Health Group (US). Ericsson, the mobile network equipment powerhouse, significantly contributed to performance over the past twelve months as the share price more than tripled before hitting our sell price during the quarter. We became less comfortable in our assessment of First Health's business franchise after a very poor earnings announcement, and we sold our entire position.

We also exchanged our shares in Concord EFS for shares in First Data Corp, who completed their acquisition this quarter. First Data, along with Diageo, are now your Fund's largest holdings at just under 5% each of fund assets.

We added one new position during the quarter, Switzerland-based Lonza Group. Lonza is one of the world's leading suppliers of active ingredients, chemical intermediates, and biotechnology solutions to the pharmaceutical and agrochemical industries. Their main businesses are: Exclusive Synthesis, Biotechnology, Organic Fine Chemicals, and Performance Chemicals.

Currently, Exclusive Synthesis is Lonza's biggest profit generator. The business is based on the outsourcing trend in the life science industry, which entrusts specialized companies with the manufacturing of advanced intermediates and active ingredients. Lonza has state-of-the-art, multipurpose plants that can be adapted to each customer's individual needs. This advanced customization capability makes them the world's leader in exclusive custom manufacturing for global life sciences companies.

                                   HIGHLIGHTS

  - The portfolio is more heavily weighted to international stocks, as we're finding more attractive valuations overseas.

  - High-quality businesses in Europe represent a better risk-reward trade-off than in emerging markets.

  - Despite strong performance, we remain excited about the value and quality of the Fund's portfolio.

We purchased the stock during the quarter after the release of disappointing 2003 results caused the share price to weaken. We believe the market is underestimating the growth potential in both Lonza's Exclusive Synthesis and Biotechnology segments. On a normalized basis we think Lonza is valued at just over 10x earnings. Management is also sound with strong shareholder orientation. We've respected Chairman Sergio Marchionne's ability for a number of years and applauded his quick decision to replace the operationally-deficient former CEO.

GLOBAL OUTLOOK

Currently, your portfolio is composed of roughly 35% US-listed companies, 47% in the UK and Europe, 3% in Latin America, and 15% in the Asia Pacific region. As you've probably surmised from our dwindling US market weighting, we continue to have difficulty finding new US stocks that are more attractive than current holdings or new overseas opportunities. However, we continued to increase our holdings in several US companies during the quarter, namely Burlington Resources and Waste Management.

Internationally, we continue to find companies that meet our value criteria in a number of areas, including blue-chip European consumer non-durables (Nestle, Henkel, and Diageo), pharmaceuticals (Takeda Chemical, Aventis, and GlaxoSmithKline), and financial services (Australia and New Zealand Bank, Bank of Ireland, Banca Popolare di Verona, and Julius Baer Holding).

Over the past twelve months, we have seen strong price appreciation around the globe in equities, fixed income, and natural resources. Many asset classes formerly (and usually) thought risky, such as junk bonds, emerging markets, and technology/story stocks, have been the strongest performers. The risk premium we demand for investing in emerging markets, for example, has all but evaporated in most cases. In sum, we think high-quality businesses, especially in the UK and Europe, represent a much more interesting risk-reward relationship.

As an example, let's use Diageo plc, the world's largest spirits company. Diageo generates tremendous amounts of free cash flow from their high return on capital business, much of which is returned to shareholders in the form of rising dividends and share repurchases. In addition the company is well-positioned to take advantage of the growth of those same emerging markets of which investors are so currently enamored.

At 14x this year's earnings and a 4% dividend yield, we find Diageo's valuation too cheap in a relatively dear world. And unlike investing in many emerging markets, there are also no corporate governance concerns--management is solely focused on increasing shareholders' wealth.

LOOKING FORWARD

Despite the Fund's strong performance we remain excited about the value and quality of the names, such as First Data, Diageo and Lonza, in the portfolio. We thank you for your support.


/s/ Clyde S. McGregor      /s/ Michael J. Welsh

CLYDE S. McGREGOR, CFA     MICHAEL J. WELSH, CFA, CPA
Portfolio Manager          Portfolio Manager
mcgregor@oakmark.com       mwelsh@oakmark.com

GLOBAL DIVERSIFICATION--MARCH 31, 2004 (UNAUDITED)

[CHART]

                        % OF FUND
              EQUITY MARKET VALUE
---------------------------------
-  EUROPE                    47.0%
     Great Britain           12.5%
     Switzerland              9.2%
   * France                   8.9%
   * Netherlands              7.0%
   * Italy                    3.8%
   * Germany                  2.8%
   * Ireland                  2.8%

-  UNITED STATES             35.0%

-  PACIFIC RIM               14.7%
   Japan                      7.2%
   Australia                  4.7%
   Korea                      2.8%

-  LATIN AMERICA              2.9%
   Mexico                     2.9%

-  OTHER                      0.4%
   Israel                     0.4%

   * Euro currency countries comprise 25.3% of the Fund.

THE OAKMARK GLOBAL FUND

SCHEDULE OF INVESTMENTS--MARCH 31, 2004 (UNAUDITED)

NAME                                                       DESCRIPTION                               SHARES HELD      MARKET VALUE
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.8%

FOOD & BEVERAGE--11.9%
  Diageo plc (Great Britain)                               Beverages, Wines, & Spirits
                                                              Manufacturer                             4,842,100   $    63,437,634
  Nestle SA (Switzerland)                                  Food & Beverage Manufacturer                  217,800        55,559,469
  Cadbury Schweppes plc
    (Great Britain)                                        Beverage & Confectionary
                                                            Manufacturer                               4,383,000        34,692,126
  Lotte Chilsung Beverage
    Co., Ltd. (Korea) (b)                                  Soft Drinks, Juices & Sports
                                                            Drinks Manufacturer                           13,430         7,625,608
                                                                                                                   ---------------
                                                                                                                       161,314,837
HOUSEHOLD PRODUCTS--2.6%
  Henkel KGaA (Germany)                                    Consumer Chemical
                                                            Products Manufacturer                        456,800   $    34,851,145

BROADCASTING & PROGRAMMING--2.5%
  Grupo Televisa S.A
    (Mexico) (c)                                           Television Production &
                                                            Broadcasting                                 566,500   $    26,818,110
  Liberty Media
    Corporation, Class A
    (United States) (a)                                    Broadcast Services & Programming              650,000         7,117,500
                                                                                                                   ---------------
                                                                                                                        33,935,610

CABLE SYSTEMS & SATELLITE TV--0.8%
  Time Warner Inc.
    (United States) (a)                                    Motion Picture Production,
                                                            Distribution, & Other Services               675,000   $    11,380,500

HUMAN RESOURCES--1.2%
   Michael Page
     International plc
     (Great Britain)(b)                                    Recruitment Consultancy Services            4,815,400   $    16,382,413

INFORMATION SERVICES--6.1%
  eFunds Corporation
    (United States) (a)(b)                                 Electronic Debit Payment Services           1,745,000   $    28,618,000
  Equifax Inc.
    (United States)                                        Credit Reporting & Collection               1,038,300        26,808,906
  Ceridian Corporation
    (United States) (a)                                    Data Management Services                    1,348,000        26,569,080
                                                                                                                   ---------------
                                                                                                                        81,995,986

NAME                                                       DESCRIPTION                               SHARES HELD      MARKET VALUE
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.8% (CONT.)

MARKETING SERVICES--1.7%
  The Interpublic
    Group of Companies,
    Inc. (United States) (a)                               Advertising & Marketing Service             1,545,000   $    23,762,100

MOTORCYCLES--0.3%
  Ducati Motor Holding
    S.p.A. (Italy) (a)(b)                                  Motorcycle Manufacturer                     2,650,000   $     4,278,376

RETAIL--4.9%
  The TJX Companies, Inc.
    (United States)                                        Discount Apparel & Home
                                                            Fashion Retailer                           1,501,000   $    36,864,560
  Bulgari S.p.A. (Italy)                                   Jewelry Manufacturer & Retailer             3,236,100        29,432,314
                                                                                                                   ---------------
                                                                                                                        66,296,874

BANK & THRIFTS--7.3%
  Bank of Ireland (Ireland)                                Commercial Bank                             2,812,000   $    35,122,112
  Australia and New
    Zealand Banking
    Group Limited
    (Australia)                                            Commercial Bank                             2,260,000        32,790,656
  Washington Mutual, Inc.
    (United States)                                        Thrift                                        415,000        17,724,650
  Banco Popolare di Verona
    e Novara Scrl (Italy)                                  Commercial Bank                               863,600        14,070,188
                                                                                                                   ---------------
                                                                                                                        99,707,606

FINANCIAL SERVICES--2.0%
  Julius Baer Holding Ltd.,
    Zurich (Switzerland)                                   Asset Management                               69,100   $    19,973,622
  Credit Suisse Group
    (Switzerland)                                          Investment Services & Insurance               190,700         6,611,697
                                                                                                                   ---------------
                                                                                                                        26,585,319

OTHER FINANCIAL--6.6%
  Euronext (Netherlands) (b)                               Stock Exchange                              1,814,000   $    54,131,279
  Fannie Mae (United States)                               Mortgage Finance                              250,000        18,587,500
  Daiwa Securities
    Group Inc. (Japan)                                     Stock Broker                                2,062,000        16,806,828
                                                                                                                   ---------------
                                                                                                                        89,525,607

HEALTH CARE SERVICES--2.1%
  Cardinal Health, Inc.
    (United States)                                        Wholesale Drug Distributor                    410,000   $    28,249,000

NAME                                                       DESCRIPTION                               SHARES HELD      MARKET VALUE
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.8% (CONT.)

MEDICAL CENTERS--2.6%
  Laboratory Corporation of
    America Holdings
    (United States) (a)                                    Medical Laboratory &
                                                            Testing Services                             892,000   $    35,011,000

MEDICAL PRODUCTS--1.9%
  Ansell Limited (Australia)                               Protective Rubber &
                                                            Plastics Products                          4,708,100   $    25,832,603

PHARMACEUTICALS--10.5%
  Takeda Chemical
    Industries, Ltd. (Japan)                               Pharmaceuticals & Food
                                                            Supplements                                1,159,700   $    51,599,060
  Aventis S.A. (France)                                    Pharmaceuticals                               614,800        47,321,711
  GlaxoSmithKline plc
    (Great Britain)                                        Pharmaceuticals                             2,187,200        43,033,043
                                                                                                                   ---------------
                                                                                                                       141,953,814

TELECOMMUNICATIONS--2.0%
  SK Telecom Co., Ltd.
    (Korea)                                                Mobile Telecommunications                     147,000   $    27,586,614

COMPUTER SERVICES--6.3%
  First Data Corporation
    (United States)                                        Data Processing & Management                1,495,750   $    63,060,820
  Meitec Corporation
    (Japan) (b)                                            Software Engineering Services                 603,500        22,743,012
                                                                                                                   ---------------
                                                                                                                        85,803,832

COMPUTER SOFTWARE--3.1%
  Synopsys, Inc.
    (United States) (a)                                    Electronic Design Automation                1,118,000   $    32,377,280
  Novell, Inc.
    (United States) (a)                                    Network & Internet
                                                            Integration Software                         831,000         9,456,780
                                                                                                                   ---------------
                                                                                                                        41,834,060

OFFICE EQUIPMENT--2.0%
  Neopost SA (France)                                      Mailroom Equipment Supplier                   494,750   $    26,678,256

AIRPORT MAINTENANCE--0.7%
  Grupo Aeroportuario
    del Sureste S.A. de
    C.V. (Mexico) (b)(c)                                   Airport Operator                              463,000   $     9,653,550

                                                                                                    SHARES HELD/
NAME                                                                                                   PAR VALUE      MARKET VALUE
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--92.8% (CONT.)

DIVERSIFIED CONGLOMERATES--2.8%
  Vivendi Universal SA
    (France) (a)                                           Multimedia                                  1,430,500   $    37,969,709

INSTRUMENTS--0.4%
  Orbotech, Ltd. (Israel) (a)                              Optical Inspection Systems                    228,700   $     5,500,235

WASTE DISPOSAL--2.6%
  Waste Management, Inc.
    (United States)                                        Waste Management Services                   1,175,000   $    35,461,500

CHEMICALS--5.0%
  Akzo Nobel N.V
    (Netherlands)                                          Chemical Producer                             915,500   $    33,650,602
  Lonza Group AG,
    Registered Shares
    (Switzerland) (b)                                      Industrial Organic Chemicals                  655,400        33,463,600
                                                                                                                   ---------------
                                                                                                                        67,114,202

OIL & NATURAL GAS--2.9%
  Burlington Resources, Inc.
    (United States) (b)                                    Oil & Natural Gas Exploration
                                                            & Production                                 630,000   $    40,086,900
  TOTAL COMMON STOCKS (COST: $1,021,856,662)                                                                         1,258,751,648

SHORT TERM INVESTMENTS--7.4%

U.S. GOVERNMENT BILLS--5.2%
  United States Treasury Bills, 0.94% - 0.955%
    due 4/1/2004 - 4/29/2004                                                                     $    70,000,000   $    69,981,644

  TOTAL U.S. GOVERNMENT BILLS (COST: $69,981,644)                                                                       69,981,644

REPURCHASE AGREEMENTS--2.2%
  IBT Repurchase Agreement, 0.91% dated3/31/2004
    due 4/1/2004, repurchase price $27,500,695
    collateralized by U.S. Government Agency Securities
    with an aggregate market value plus accrued interest
    of $28,875,000                                                                               $    27,500,000   $    27,500,000

NAME                                                                                                   PAR VALUE      MARKET VALUE
----------------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS--7.4% (CONT.)

REPURCHASE AGREEMENTS--2.2% (CONT.)
  IBT Repurchase Agreement, 0.76% dated 3/31/2004
    due 4/1/2004, repurchase price $2,607,411
    collateralized by a U.S. Government Agency Security
    with a market value plus accrued interest
    of $2,737,724                                                                                $     2,607,356   $     2,607,356
                                                                                                                   ---------------

  TOTAL REPURCHASE AGREEMENTS (COST: $30,107,356)                                                                       30,107,356

  TOTAL SHORT TERM INVESTMENTS (COST: $100,089,000)                                                                    100,089,000

  Total Investments (Cost $1,121,945,662)--100.2%                                                                  $ 1,358,840,648
  Other Liabilities In Excess Of Other Assets--(0.2%)                                                                   (2,462,877)
                                                                                                                   ---------------

  TOTAL NET ASSETS--100%                                                                                           $ 1,356,377,771
                                                                                                                   ===============

(a)  Non-income producing security.
(b) See footnote number five in the Notes to Financial Statements regarding transactions in securities of affiliated issuers.
(c)  Represents an American Depository Receipt.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK INTERNATIONAL AND
OAKMARK INTERNATIONAL SMALL CAP FUNDS

FELLOW SHAREHOLDERS,

Your Funds ended the quarter with a return of 4% and 7%, respectively, for The Oakmark International and International Small Cap Funds. This compares to a return of 4% for the MSCI World ex U.S. Index.(18) The returns were mixed versus the relevant index primarily due to an underweighted position in the strong Japanese market.

More importantly, over the past year, your Funds performed 62% and 85%, respectively, while the MSCI World ex U.S. Index returned 57%.

FAVORABLE CONDITIONS V. SCREAMING BUYS

As equity markets have recovered very strongly over the past year, we no longer believe the markets are significantly over-sold. However, we do believe a much more favorable investment climate exists. Notwithstanding the upcoming election in the U.S. as well as continued fears surrounding terrorism, the world, in our view, is in pretty good shape.

Growth is very strong in places like North America, Australasia, East Asia, and India. The UK and "New Europe" are also performing well. Hopefully, "Old Europe" and Japan (which is showing some signs of life) will also catch the growth wave. However, we do not believe that either of these two areas are capable of sustainable economic growth unless bona fide structural reform occurs.

Given the level of per capita income and overall economic improvement in the developing markets and large population centers like China and India, we believe we have reached the inflection point where these markets have a significant impact on the world economy. This provides a nice tail wind for many of the companies in which your fund is invested.

COMPANY VALUATIONS: THE EARTH IN BALANCE

With a much tamer macroeconomic environment, we are witnessing far less extremes in global company valuations. In the late 90s we witnessed huge valuation differentials between tech related and non-tech related stocks. Also, small cap companies traded at a significant discount to large caps, and emerging markets were coming off a harsh bear market. Today, though tech stocks are pricey, they are not as outrageously priced as they were in '99 and '00. The differential in valuations between foreign large and small cap stocks has evaporated, and emerging market stocks are back in vogue. In fact, we would argue that in certain places, such as China, India, and Hong Kong, stocks are now expensive, which is not all that surprising given the focus these regions have attracted.

                                   HIGHLIGHTS

  - World equity markets are no longer over-sold, but the investment climate is much more favorable.

  - Economic improvement in developing markets and population centers are starting to have a large impact on the global economy.

  - We're finding value in developed-market blue chips that are high-quality businesses.

We have been able to find value in the most obvious types of companies: developed market blue chips. After years of underperforming, stocks in the consumer non-durable, pharmaceuticals, and financial service sectors have lagged, whereas their prospects and valuations have improved. We are very happy to invest in these quality businesses that fulfill our value definition of being both high quality as well as inexpensively priced.


/s/ David G. Herro             /s/ Michael J. Welsh

DAVID G. HERRO, CFA            MICHAEL J. WELSH, CFA, CPA
Portfolio Manager              Portfolio Manager
dherro@oakmark.com             mwelsh@oakmark.com

THE OAKMARK INTERNATIONAL FUND

REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO]

[PHOTO]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (9/30/92) TO PRESENT (3/31/04) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX(18)

            THE OAKMARK INTERNATIONAL FUND (CLASS I)    MSCI WORLD EX U.S. INDEX
9/30/92                                     $ 10,000                    $ 10,000
12/31/92                                    $ 10,043                    $  9,628
3/31/93                                     $ 11,890                    $ 10,766
6/30/93                                     $ 12,300                    $ 11,834
9/30/93                                     $ 13,387                    $ 12,562
12/31/93                                    $ 15,424                    $ 12,729
3/31/94                                     $ 15,257                    $ 13,133
6/30/94                                     $ 14,350                    $ 13,748
9/30/94                                     $ 15,278                    $ 13,830
12/31/94                                    $ 14,026                    $ 13,664
3/31/95                                     $ 13,563                    $ 13,924
6/30/95                                     $ 14,749                    $ 14,060
9/30/95                                     $ 15,507                    $ 14,631
12/31/95                                    $ 15,193                    $ 15,222
3/31/96                                     $ 17,021                    $ 15,681
6/30/96                                     $ 18,383                    $ 15,937
9/30/96                                     $ 18,347                    $ 15,950
12/31/96                                    $ 19,450                    $ 16,268
3/31/97                                     $ 20,963                    $ 16,016
6/30/97                                     $ 22,700                    $ 18,094
9/30/97                                     $ 23,283                    $ 18,027
12/31/97                                    $ 20,097                    $ 16,637
3/31/98                                     $ 22,994                    $ 19,083
6/30/98                                     $ 20,253                    $ 19,233
9/30/98                                     $ 16,322                    $ 16,404
12/31/98                                    $ 18,688                    $ 19,759
3/31/99                                     $ 21,258                    $ 20,070
6/30/99                                     $ 25,728                    $ 20,650
9/30/99                                     $ 23,896                    $ 21,535
12/31/99                                    $ 26,065                    $ 25,277
3/31/2000                                   $ 26,012                    $ 25,416
6/30/2000                                   $ 27,856                    $ 24,530
9/30/2000                                   $ 27,306                    $ 22,663
12/31/2000                                  $ 29,324                    $ 21,897
3/31/2001                                   $ 26,763                    $ 18,825
6/30/2001                                   $ 29,437                    $ 18,629
9/30/2001                                   $ 23,728                    $ 16,062
12/31/2001                                  $ 27,819                    $ 17,212
3/31/2002                                   $ 31,006                    $ 17,310
6/30/2002                                   $ 30,315                    $ 16,923
9/30/2002                                   $ 23,365                    $ 13,603
12/31/2002                                  $ 25,465                    $ 14,492
3/31/2003                                   $ 22,481                    $ 13,402
6/30/2003                                   $ 28,198                    $ 15,978
9/30/2003                                   $ 30,368                    $ 17,269
12/31/2003                                  $ 35,152                    $ 20,206
3/31/2004                                   $ 36,419                    $ 21,063

                          ANNUAL AVERAGE TOTAL RETURNS
                                (as of 03/31/04)

                                                                                                    SINCE
                                  TOTAL RETURN                                                    INCEPTION
                                 LAST 3 MONTHS*       1-YEAR        5-YEAR        10-YEAR         (9/30/92)
--------------------------------------------------------------------------------------------------------------
OAKMARK INTERNATIONAL
FUND (CLASS I)                        3.61%           62.00%        11.36%          9.08%           11.89%
MSCI World ex. U.S.                   4.24%           57.16%         0.98%          4.83%            6.69%
MSCI EAFE(19)                         4.34%           57.54%         0.53%          4.55%            6.48%
Lipper International
Fund Index(20)                        4.99%           56.57%         2.87%          5.94%            7.99%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The fund's high performance may not be repeated. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

The Oakmark International Fund gained 4% for the quarter, slightly less than the benchmark indices. The returns were lower than the relevant indices primarily due to an underweighted position in the strong Japanese market.

For the past twelve months, your Fund is up 62%. Individual securities that contributed to performance most significantly during the quarter were French pharmaceutical Aventis; European securities exchange Euronext; and two Mexican companies, multimedia and broadcasting powerhouse Grupo Televisa and beverage company Fomento Economico Mexicano ("FEMSA").

The share price of Aventis was driven up during the quarter by an acquisition bid by Sanofi-Synthelabo, as well as from overtures from Novartis. Management has responded to the situation in a very shareholder-oriented fashion, and is working hard to maximize the value of the company.

Euronext is the pan-European exchange comprising Amsterdam, Paris, Brussels, and Lisbon, as well as the derivatives exchange LIFFE. In 2003, Euronext's operating profit improved significantly, and the share price has also benefited recently from the market's delayed recognition of their strong position in clearing and an increasingly liquid balance sheet.

Positive changes to Televisa's shareholder structure, as well as its continued positive underlying results, have bolstered the share price. Finally, FEMSA continues to show strong results from their brewing business (with brands like Dos Equis and Tecate) as well as from their pan-American soft-drink bottling operations.

The most significant detractor from quarterly performance was UK pharmaceutical GlaxoSmithKline. Several of our pharmaceutical holdings underperformed during the quarter. These companies continue to suffer from intense debate regarding pricing, disappointing pipelines, and the short-term profit outlook. We continue to believe these concerns are somewhat overblown and already fully reflected in share prices. Our long-term expectations for this industry remain positive. Other underperformers in the portfolio included Lonza (Switzerland) and BMW (Germany).

We continue to like the quality and price attractiveness of the portfolio. Thank you for your continued confidence.


/s/ David G. Herro         /s/ Michael J. Welsh

DAVID G. HERRO, CFA        MICHAEL J. WELSH, CFA, CPA
Portfolio Manager          Portfolio Manager
dherro@oakmark.com         mwelsh@oakmark.com

INTERNATIONAL DIVERSIFICATION--MARCH 31, 2004 (UNAUDITED)

[CHART]

                              % OF FUND
                    EQUITY MARKET VALUE
---------------------------------------
- EUROPE                           75.1%
    Great Britain                  23.8%
  * France                         14.9%
    Switzerland                    13.8%
  * Germany                         7.7%
  * Netherlands                     7.1%
  * Italy                           2.8%
  * Ireland                         2.7%
  * Finland                         1.6%
    Sweden                          0.7%

- PACIFIC RIM                      20.1%
  Japan                             8.6%
  Australia                         4.8%
  Korea                             4.1%
  Hong Kong                         1.3%
  Singapore                         1.3%

- LATIN AMERICA                     3.9%
  Mexico                            3.9%

- OTHER                             0.8%
  Israel                            0.8%

- NORTH AMERICA                     0.1%
  Canada                            0.1%

* Euro currency countries comprise 36.8% of the Fund.

THE OAKMARK INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS--MARCH 31, 2004 (UNAUDITED)

NAME                                                       DESCRIPTION                               SHARES HELD      MARKET VALUE
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.0%

FOOD & BEVERAGE--14.4%
  Diageo plc (Great Britain)                               Beverages, Wines, &
                                                            Spirits Manufacturer                      10,943,000   $   143,367,140
  Cadbury Schweppes plc
    (Great Britain)                                        Beverage & Confectionary
                                                            Manufacturer                              15,103,800       119,548,924
  Nestle SA (Switzerland)                                  Food & Beverage Manufacturer                  454,800       116,016,743
  Pernod-Ricard SA (France)                                Manufactures Wines, Spirits,
                                                            & Fruit Juices                               642,425        78,263,072
  Fomento Economico
    Mexicano S.A. de C.V
    (Mexico) (b)                                           Soft Drink & Beer Manufacturer              1,005,900        49,560,693
  Lotte Chilsung Beverage
    Co., Ltd. (Korea) (c)                                  Soft Drinks, Juices & Sports
                                                            Drinks Manufacturer                           83,400        47,354,856
  Heineken Holding NV,
    Class A (Netherlands)                                  Brewer                                        486,000        17,433,079
  Heineken NV (Netherlands)                                Brewer                                        398,000        15,966,140
  Molson Inc., Class A
    (Canada)                                               Brewer                                        211,500         5,206,575
                                                                                                                   ---------------
                                                                                                                       592,717,222

HOUSEHOLD PRODUCTS--2.6%
  Henkel KGaA (Germany)                                    Consumer Chemical Products
                                                            Manufacturer                               1,386,950   $   105,816,102

OTHER CONSUMER GOODS & SERVICES--1.5%
  Swatch Group AG, Bearer
    Shares (Switzerland)                                   Watch Manufacturer                            473,900   $    61,567,327
  Swatch Group AG,
    Registered Shares
    (Switzerland)                                          Watch Manufacturer                             24,700           646,663
                                                                                                                   ---------------
                                                                                                                        62,213,990
AUTOMOBILES--2.8%
  Bayerische Motoren
    Werke (BMW) AG
    (Germany)                                              Luxury Automobile Manufacturer              2,807,600   $   114,322,382

AUTOMOTIVE--1.8%
  Compagnie Generale
    des Etablissements
    Michelin (France)                                      Tire Manufacturer                           1,582,500   $    71,779,151

NAME                                                       DESCRIPTION                               SHARES HELD      MARKET VALUE
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.0% (CONT.)

BROADCASTING & PROGRAMMING--2.4%
  Grupo Televisa S.A
    (Mexico) (b)                                           Television Production &
                                                            Broadcasting                               2,056,000   $    97,331,040

HUMAN RESOURCES--1.9%
  Michael Page
    International plc
    (Great Britain) (c)                                    Recruitment Consultancy Services           22,748,600   $    77,392,733

MARKETING SERVICES--3.1%
  Publicis Groupe
    (France)                                               Advertising & Media Services                2,355,100   $    71,495,345
  Aegis Group plc
    (Great Britain)                                        Media Services                             30,524,200        54,033,695
                                                                                                                   ---------------
                                                                                                                       125,529,040

PUBLISHING--4.8%
  Reed Elsevier plc
    (Great Britain)                                        Publisher                                  12,954,300   $   115,195,451
  John Fairfax Holdings
    Limited (Australia)                                    Newspaper Publisher                        32,814,100        83,619,597
                                                                                                                   ---------------
                                                                                                                       198,815,048

RECREATION & ENTERTAINMENT--0.7%
  Nintendo Company,
    Ltd. (Japan)                                           Video Game Manufacturer                       284,800   $    28,702,575

RETAIL--4.8%
  Signet Group plc
    (Great Britain)                                        Jewelry Retailer                           44,427,200   $    90,318,493
  J Sainsbury plc
    (Great Britain)                                        Food Stores                                11,499,000        55,129,311
  Giordano International
    Limited (Hong Kong) (c)                                Pacific Rim Clothing Retailer &
                                                            Manufacturer                              81,018,300        50,682,897
                                                                                                                   ---------------
                                                                                                                       196,130,701

BANK & THRIFTS--11.7%
  Bank of Ireland (Ireland)                                Commercial Bank                             8,554,200   $   106,842,664
  Australia and New Zealand
    Banking Group Limited
    (Australia)                                            Commercial Bank                             7,348,800       106,624,768
  BNP Paribas SA (France)                                  Commercial Banking                          1,156,000        70,741,711

NAME                                                       DESCRIPTION                               SHARES HELD      MARKET VALUE
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.0% (CONT.)

BANK & THRIFTS--11.7% (CONT.)
  United Overseas Bank
    Limited, Foreign
    Shares (Singapore)                                     Commercial Banking                          6,178,368   $    49,450,562
  Banco Popolare di
    Verona e Novara
    Scrl (Italy)                                           Commercial Bank                             2,938,400        47,873,829
  Sanpaolo IMI S.p.A. (Italy)                              Banking Services                            3,933,600        44,876,197
  Svenska Handelsbanken
    AB (Sweden)                                            Commercial Banking                          1,498,800        28,320,869
  UniCredito Italiano S.p.A.
    (Italy)                                                Banking Services                            3,547,700        16,977,905
  Kookmin Bank (Korea) (a)                                 Commercial Banking                            231,168         9,404,472
                                                                                                                   ---------------
                                                                                                                       481,112,977

FINANCIAL SERVICES--1.2%
  Credit Suisse Group
    (Switzerland)                                          Investment Services & Insurance             1,413,600   $    49,010,456

OTHER FINANCIAL--7.4%
  Euronext (Netherlands) (c)                               Stock Exchange                              4,603,200   $   137,363,343
  Daiwa Securities Group
    Inc. (Japan)                                           Stock Broker                               10,255,000        83,585,846
  Deutsche Boerse
    AG (Germany)                                           Electronic Trading Systems                  1,415,400        80,415,234
                                                                                                                   ---------------
                                                                                                                       301,364,423

PHARMACEUTICALS--12.1%
  Aventis S.A. (France)                                    Pharmaceuticals                             1,858,400   $   143,042,725
  GlaxoSmithKline plc
    (Great Britain)                                        Pharmaceuticals                             6,945,600       136,654,308
  Takeda Chemical
    Industries, Ltd. (Japan)                               Pharmaceuticals & Food
                                                            Supplements                                2,787,100       124,007,710
  Novartis AG (Switzerland)                                Pharmaceuticals                             2,201,600        93,544,527
                                                                                                                   ---------------
                                                                                                                       497,249,270
TELECOMMUNICATIONS--2.6%
  SK Telecom Co.,
    Ltd. (Korea)                                           Mobile Telecommunications                     560,000   $   105,091,864

COMPUTER SERVICES--1.8%
  Meitec
    Corporation (Japan) (c)                                Software Engineering Services               1,899,100   $    71,567,944

NAME                                                       DESCRIPTION                               SHARES HELD      MARKET VALUE
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.0% (CONT.)

OPTICAL EQUIPMENT--0.8%
  Olympus
    Corporation (Japan)                                    Optical Equipment Manufacturer              1,447,000   $    31,080,980

AIRPORT MAINTENANCE--0.1%
  Grupo Aeroportuario
    del Sureste S.A. de
    C.V. (Mexico) (b)(c)                                   Airport Operator                              242,000   $     5,045,700

DIVERSIFIED CONGLOMERATES--2.3%
  Vivendi Universal SA
    (France) (a)                                           Multimedia                                  3,550,500   $    94,240,792
  Haw Par Corporation
    Limited (Singapore)                                    Healthcare & Leisure Products                  58,338           170,742
                                                                                                                   ---------------
                                                                                                                        94,411,534

INSTRUMENTS--0.7%
  Orbotech, Ltd.
    (Israel) (a)                                           Optical Inspection Systems                  1,237,700   $    29,766,685

MACHINERY & INDUSTRIAL PROCESSING--1.5%
  Metso Corporation
    (Finland)                                              Paper & Pulp Machinery                      4,523,200   $    60,947,960

OTHER INDUSTRIAL GOODS & SERVICES--2.3%
  Enodis plc
    (Great Britain) (a)(c)                                 Food Processing Equipment                  33,585,320   $    58,059,048
  Chargeurs SA (France) (c)                                Wool, Textile Production &
                                                            Trading                                    1,050,201        35,280,468
                                                                                                                   ---------------
                                                                                                                        93,339,516

TRANSPORTATION SERVICES--2.1%
  Associated British Ports
    Holdings plc
    (Great Britain)                                        Port Operator                               9,564,299   $    85,094,130

CHEMICALS--8.1%
  Akzo Nobel N.V.
    (Netherlands)                                          Chemical Producer                           2,931,300   $   107,744,412
  Givaudan (Switzerland)                                   Fragrance & Flavor
                                                            Compound Manufacturer                        202,300       103,370,794
  Lonza Group AG,
    Registered Shares
    (Switzerland) (c)                                      Industrial Organic Chemicals                1,958,600       100,002,756
  Syngenta AG (Switzerland)                                Crop Protection Products                      252,800        18,447,891
                                                                                                                   ---------------
                                                                                                                       329,565,853

                                                                                                    SHARES HELD/
NAME                                                       DESCRIPTION                                 PAR VALUE      MARKET VALUE
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.0% (CONT.)

OIL & NATURAL GAS--0.5%
  Total SA (France)                                        Oil & Natural Gas
                                                            Exploration & Production                     100,000   $    18,384,417
  TOTAL COMMON STOCKS (COST: $3,045,072,845)                                                                         3,923,783,693

SHORT TERM INVESTMENTS--3.9%

U.S. GOVERNMENT BILLS--1.5%
  United States Treasury Bills, 0.915% - 0.955%
    due 4/1/2004 - 4/15/2004                                                                     $    60,000,000   $    59,989,092

  TOTAL U.S. GOVERNMENT BILLS (COST: $59,989,092)                                                                       59,989,092

REPURCHASE AGREEMENTS--2.4%
  IBT Repurchase Agreement, 0.91% dated 3/31/2004
    due 4/1/2004, repurchase price $95,002,401
    collateralized by U.S. Government Agency Securities
    with an aggregate market value plus accrued interest
    of $99,750,000                                                                               $    95,000,000   $    95,000,000
  IBT Repurchase Agreement, 0.76% dated 3/31/2004
    due 4/1/2004, repurchase price $2,411,391
    collateralized by a U.S. Government Agency Security
    with a market value plus accrued interest
    of $2,531,907                                                                                      2,411,340         2,411,340
                                                                                                                   ---------------
  TOTAL REPURCHASE AGREEMENTS (COST: $97,411,340)                                                                       97,411,340

  TOTAL SHORT TERM INVESTMENTS (COST: $157,400,432)                                                                    157,400,432
  Total Investments (Cost $3,202,473,277)--99.9%                                                                   $ 4,081,184,125
  Other Assets In Excess Of Other Liabilities--0.1%                                                                      4,950,349
                                                                                                                   ---------------
  TOTAL NET ASSETS--100%                                                                                           $ 4,086,134,474
                                                                                                                   ===============

(a)  Non-income producing security.
(b)  Represents an American Depository Receipt.
(c) See footnote number five in the Notes to Financial Statements regarding transactions in securities of affiliated issuers.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

REPORT FROM DAVID G. HERRO AND MICHAEL J. WELSH, PORTFOLIO MANAGERS

[PHOTO]

[PHOTO]

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (11/1/95) TO PRESENT (3/31/04) AS COMPARED TO THE MSCI WORLD EX U.S. INDEX(19)

                    THE OAKMARK INTERNATIONAL SMALL CAP FUND (CLASS I)          MSCI WORLD EX U.S. INDEX
11/1/95                                                       $ 10,000                          $ 10,000
12/31/95                                                      $  9,630                          $ 10,684
3/31/96                                                       $ 10,970                          $ 11,006
6/30/96                                                       $ 11,570                          $ 11,186
9/30/96                                                       $ 11,590                          $ 11,195
12/31/96                                                      $ 12,038                          $ 11,418
3/31/97                                                       $ 12,080                          $ 11,241
6/30/97                                                       $ 13,181                          $ 12,699
9/30/97                                                       $ 12,672                          $ 12,652
12/31/97                                                      $  9,642                          $ 11,677
3/31/98                                                       $ 11,429                          $ 13,394
6/30/98                                                       $  9,892                          $ 13,499
9/30/98                                                       $  8,211                          $ 11,513
12/31/98                                                      $ 10,529                          $ 13,868
3/31/99                                                       $ 13,118                          $ 14,086
6/30/99                                                       $ 15,317                          $ 14,493
9/30/99                                                       $ 15,439                          $ 15,114
12/31/99                                                      $ 16,190                          $ 17,741
3/31/2000                                                     $ 15,387                          $ 17,839
6/30/2000                                                     $ 15,529                          $ 17,217
9/30/2000                                                     $ 14,908                          $ 15,906
12/31/2000                                                    $ 14,756                          $ 15,369
3/31/2001                                                     $ 15,232                          $ 13,213
6/30/2001                                                     $ 15,777                          $ 13,075
9/30/2001                                                     $ 13,987                          $ 11,273
12/31/2001                                                    $ 16,671                          $ 12,080
3/31/2002                                                     $ 18,370                          $ 12,149
6/30/2002                                                     $ 18,831                          $ 11,877
9/30/2002                                                     $ 14,641                          $  9,547
12/31/2002                                                    $ 15,818                          $ 10,172
3/31/2003                                                     $ 13,882                          $  9,406
6/30/2003                                                     $ 17,933                          $ 11,215
9/30/2003                                                     $ 20,465                          $ 12,121
12/31/2003                                                    $ 24,109                          $ 14,182
3/31/2004                                                     $ 25,685                          $ 14,783

                          ANNUAL AVERAGE TOTAL RETURNS
                                (as of 03/31/04)

                                                                        SINCE
                            TOTAL RETURN                              INCEPTION
                           LAST 3 MONTHS*    1-YEAR        5-YEAR     (11/1/95)
--------------------------------------------------------------------------------
OAKMARK INTERNATIONAL
SMALL CAP FUND (CLASS I)         6.54%        85.03%        14.37%       11.85%
MSCI World ex. U.S.              4.24%        57.16%        0.98%        4.75%
Lipper International
Small Cap Average(21)            8.90%        76.32%        10.10%       11.72%

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The fund's high performance may not be repeated. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

* Not annualized

The Oakmark International Small Cap Fund gained 7% for the quarter, slightly more than the relevant index. For the past twelve months, your Fund is up 85%.

The strongest performers for the quarter included most of our Japanese holdings, especially brokerage firm Ichiyoshi Securities, ophthalmic (eye) specialist Santen Pharmaceutical, and the entertainment software firm Square Enix. Ichiyoshi's share price was buoyed by strong equity markets, and the company announced they would significantly increase dividend payouts. Santen recently announced a North American distribution alliance with Johnson & Johnson. Because Santen's superior anti-infective product has strong growth potential in the U.S., the alliance should provide the necessary distribution scale and know-how to penetrate the market.

Stock selection in France also positively affected the Fund's returns for the quarter. LISI and Carbone Lorraine showed particularly strong share price performance.

Another strong performer was UK-based retailer Carpetright plc., which continues to demonstrate the strength of its business model. The company generated strong cash flows despite a difficult operating environment in 2003.

The most significant detractors from quarterly performance were capital equipment manufacturer Alfa Laval (Sweden), financial services provider Julius Baer Holding (Switzerland), and Baycorp Advantage (Australia). The declines in these stock prices were minor on an absolute basis.

We continue to like the quality and price attractiveness of the portfolio. Thank you for your continued confidence.

/s/ David G. Herro             /s/ Michael J. Welsh

DAVID G. HERRO, CFA            MICHAEL J. WELSH, CFA, CPA
Portfolio Manager              Portfolio Manager
dherro@oakmark.com             mwelsh@oakmark.com

INTERNATIONAL DIVERSIFICATION--MARCH 31, 2004 (UNAUDITED)

[CHART]

                               % OF FUND
                     EQUITY MARKET VALUE
  --------------------------------------
- EUROPE                           68.8%
  * France                         14.9%
    Switzerland                    14.1%
    Great Britain                  12.1%
  * Italy                           9.6%
    Denmark                         7.1%
  * Germany                         4.3%
    Sweden                          2.5%
  * Spain                           2.1%
  * Finland                         1.7%
  * Austria                         0.4%

- PACIFIC RIM                      27.3%
  Japan                            10.8%
  Australia                         7.3%
  Korea                             3.5%
  New Zealand                       3.1%
  Thailand                          0.9%
  Hong Kong                         0.8%
  China                             0.5%
  Philippines                       0.4%

- LATIN AMERICA                     3.9%
  Mexico                            3.9%

* Euro currency countries comprise 33% of the Fund.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

SCHEDULE OF INVESTMENTS--MARCH 31, 2004 (UNAUDITED)

NAME                                                       DESCRIPTION                               SHARES HELD      MARKET VALUE
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.1%

FOOD & BEVERAGE--5.9%
  Campari Group (Italy)                                    Soft Drinks, Wines, &
                                                            Spirits Producer                             290,500   $    13,097,876
  Baron de Ley, S.A.
    (Spain) (a)                                            Wines & Spirits Manufacturer                  162,285         7,109,313
  Geest plc (Great Britain)                                Fresh Produce Distributor                     717,600         6,453,998
  Hite Brewery Co.,
    Ltd. (Korea)                                           Brewer                                         68,000         4,943,832
  Alaska Milk Corporation
    (Philippines)(b)                                       Milk Producer                              49,394,000         2,593,899
  Kook Soon Dang Brewery
    Co., Ltd. (Korea)                                      Wine & Spirits Manufacturer                   122,676         2,371,951
  Grupo Continental,
    S.A. (Mexico)                                          Soft Drink Manufacturer                     1,152,600         2,226,496
                                                                                                                   ---------------
                                                                                                                        38,797,365

HOUSEHOLD PRODUCTS--0.7%
  Societe BIC SA (France)                                  Consumer & Office Supplies                    101,800   $     4,321,815

OTHER CONSUMER GOODS & SERVICES--1.8%
  Vitec Group plc
    (Great Britain)                                        Photo Equipment & Supplies                  1,365,684   $     8,876,842
  Royal Doulton plc
    (Great Britain) (a)(b)                                 Tableware & Giftware                       22,373,000         3,403,512
                                                                                                                   ---------------
                                                                                                                        12,280,354

BROADCASTING & PUBLISHING--2.0%
  Tamedia AG (Switzerland)                                 TV Broadcasting & Publishing                  161,983   $    13,432,487

BUILDING MATERIALS & CONSTRUCTION--1.3%
  Fletcher Building Limited
    (New Zealand)                                          Building Materials Manufacturer             2,952,800   $     8,730,195

HUMAN RESOURCES--1.8%
  DIS Deutscher Industrie
    Service AG (Germany)                                   Recruitment Consultancy Services              510,249   $    11,710,091

INFORMATION SERVICES--3.4%
  Baycorp Advantage
    Limited (Australia) (a)(b)                             Credit Reference Services                  11,540,500   $    22,519,987

NAME                                                       DESCRIPTION                               SHARES HELD      MARKET VALUE
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.1% (CONT.)

MARKETING SERVICES--3.0%
  Asatsu-DK, Inc. (Japan)                                  Advertising Services Provider                 459,700   $    14,326,365

  LG Ad Inc. (Korea)                                       Advertising & Marketing Services              312,880         5,214,667
                                                                                                                   ---------------
                                                                                                                        19,541,032

MOTORCYCLES--1.5%
  Ducati Motor Holding
    S.p.A. (Italy) (a)(b)                                  Motorcycle Manufacturer                     6,083,600   $     9,821,860

PUBLISHING--1.8%
  Recoletos Grupo de
    Comunicacion,
    S.A. (Spain)                                           Publisher                                     761,000   $     5,965,177
  Matichon Public
    Company Limited,
    Foreign Shares
    (Thailand) (b)                                         Newspaper Publisher                         2,039,500         5,716,524
                                                                                                                   ---------------
                                                                                                                        11,681,701

RECREATION & ENTERTAINMENT--2.7%
  Square Enix Co.,
    Ltd. (Japan)                                           Entertainment Software                        436,800   $    13,026,303
  Konami Sports
    Corporation (Japan)                                    Fitness Centers                               245,000         4,358,009
                                                                                                                   ---------------
                                                                                                                        17,384,312

RETAIL--9.4%
  D.F.S. Furniture Company
    plc (Great Britain)                                    Furniture Retailer & Manufacturer           3,122,000   $    24,811,859
  Carpetright plc
    (Great Britain)                                        Carpet Retailer                             1,067,400        19,810,257
  Bulgari S.p.A. (Italy)                                   Jewelry Manufacturer & Retailer             1,889,300        17,183,174
                                                                                                                   ---------------
                                                                                                                        61,805,290

BANK & THRIFTS--1.8%
  Jyske Bank A/S
    (Denmark) (a)                                          Commercial Banking                            222,400   $    11,836,826

FINANCIAL SERVICES--2.2%
  Julius Baer Holding Ltd.,
    Zurich (Switzerland)                                   Asset Management                               49,090   $    14,189,654

OTHER FINANCIAL--2.1%
  Ichiyoshi Securities
    Co., Ltd. (Japan)                                      Stock Broker                                1,959,000   $    13,713,094

NAME                                                       DESCRIPTION                               SHARES HELD      MARKET VALUE
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.1% (CONT.)

MEDICAL PRODUCTS--6.0%
  Ansell Limited (Australia)                               Protective Rubber &
                                                            Plastics Products                          4,265,150   $    23,402,206
  Coloplast A/S, Class B
    (Denmark)                                              Healthcare Products &
                                                            Services Provider                            101,500         9,428,595
  Hogy Medical Co.,
    Ltd. (Japan)                                           Medical Supplies Manufacturer                  79,800         3,627,099
  Golden Meditech
    Company
    Limited (China)                                        Medical Instruments & Supplies              7,751,000         3,381,741
                                                                                                                   ---------------
                                                                                                                        39,839,641

PHARMACEUTICALS--2.9%
  Santen Pharmaceutical
    Co., Ltd. (Japan)                                      Pharmaceuticals                             1,147,000   $    19,137,748

TELECOMMUNICATIONS--0.8%
  Asia Satellite
    Telecommunications
    Holdings Limited
    (Hong Kong)                                            Satellite Operator                          2,818,500   $     5,045,404

COMPUTER SERVICES--3.4%
  Morse plc (Great Britain)                                Business & Technology Solutions             5,187,300   $    13,152,043
  Alten (France) (a)                                       Systems Consulting & Engineering              298,141         4,828,107
  Sopra Group (France)                                     Computer Engineering                          111,930         4,738,100
                                                                                                                   ---------------
                                                                                                                        22,718,250

COMPUTER SYSTEMS--2.2%
  Lectra (France) (a)                                      Manufacturing Process Systems               1,663,000   $    14,427,153

OFFICE EQUIPMENT--4.3%
  Neopost SA (France)                                      Mailroom Equipment Supplier                   526,300   $    28,379,518

AIRPORT MAINTENANCE--7.0%
  Kobenhavns Lufthavne
    A/S (Copenhagen
    Airports A/S - CPH)
    (Denmark)                                              Airport Management & Operations               184,100   $    23,461,339
  Grupo Aeroportuario
    del Sureste S.A. de
    C.V. (Mexico) (b)(c)                                   Airport Operator                            1,076,600        22,447,110
                                                                                                                   ---------------
                                                                                                                        45,908,449

NAME                                                       DESCRIPTION                               SHARES HELD      MARKET VALUE
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.1% (CONT.)

DIVERSIFIED CONGLOMERATES--6.1%
  Financiere Marc de
    Lacharriere SA (Fimalac)
    (France)                                               Diversified Operations                        386,364   $    15,480,334
  Pargesa Holding AG
    (Switzerland)                                          Diversified Operations                          5,374        14,939,567
  Tae Young Corp. (Korea)                                  Heavy Construction                            283,560         9,675,276
  Financiere Marc de
    Lacharriere SA (Fimalac),
    Warrants (France) (a)                                  Diversified Operations                         31,866           133,323
                                                                                                                   ---------------
                                                                                                                        40,228,500

ENVIRONMENTAL PRODUCTS & SERVICES--0.3%
  Munters AB (Sweden)                                      Cooling & Moisture Control Systems             77,400   $     1,908,982

INSTRUMENTS--1.2%
  Vaisala Oyj,
    Class A (Finland)                                      Atmospheric Observation Equipment             312,900   $     7,816,294

MACHINERY & INDUSTRIAL PROCESSING--6.2%
  Pfeiffer Vacuum
    Technology AG
    (Germany)                                              Vacuum Pump Manufacturer                      423,840   $    15,338,971
  Alfa Laval (Sweden)                                      Filtration & Separation Equipment           1,061,100        13,999,980
  Carbone Lorraine
    SA (France)                                            Electrical Systems Manufacturer               210,000         9,147,909
  Andritz AG (Austria)                                     General Industrial Machinery                   48,000         2,222,669
                                                                                                                   ---------------
                                                                                                                        40,709,529

OTHER INDUSTRIAL GOODS & SERVICES--6.0%
  Schindler Holding
    AG (Switzerland)                                       Elevator & Escalator Manufacturer              76,150   $    24,266,723
  LISI (France)                                            Industrial Fastener Manufacturer              241,813        11,902,520
  Kone Oyj, Class B
    (Finland)                                              Elevators                                      54,300         3,242,051
                                                                                                                   ---------------
                                                                                                                        39,411,294

PRODUCTION EQUIPMENT--3.3%
  Interpump Group
    S.p.A. (Italy) (b)                                     Pump & Piston Manufacturer                  4,604,900   $    20,223,952
  NSC Groupe (France)                                      Textile Equipment Manufacturer                 12,316         1,060,882
                                                                                                                   ---------------
                                                                                                                        21,284,834

TRANSPORTATION SERVICES--1.6%
  Mainfreight Limited
    (New Zealand) (b)                                      Logistics Services                          8,935,381   $    10,614,982

                                                                                                    SHARES HELD/
NAME                                                       DESCRIPTION                                 PAR VALUE      MARKET VALUE
----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--96.1% (CONT.)

CHEMICALS--3.4%
  Gurit-Heberlein
    AG (Switzerland)                                       Chemical Producer                              29,850   $    22,395,751

  TOTAL COMMON STOCKS (COST: $440,341,671)                                                                             631,592,392

SHORT TERM INVESTMENTS--3.4%

U.S. GOVERNMENT BILLS--1.5%
  United States Treasury Bills, 0.935% - 0.95%
    due 4/8/2004 - 4/22/2004                                                                     $    10,000,000   $     9,996,350

  TOTAL U.S. GOVERNMENT BILLS (COST: $9,996,350)                                                                         9,996,350

REPURCHASE AGREEMENTS--1.9%
  IBT Repurchase Agreement, 0.91% dated 3/31/2004
    due 4/1/2004, repurchase price $10,000,253
    collateralized by U.S. Government Agency Securities
    with an aggregate market value plus accrued interest
    of $10,500,000                                                                               $    10,000,000   $    10,000,000
  IBT Repurchase Agreement, 0.76% dated 3/31/2004
    due 4/1/2004, repurchase price $2,744,770
    collateralized by a U.S. Government Agency Security
    with a market value plus accrued interest
    of $2,881,948                                                                                      2,744,712         2,744,712
                                                                                                                   ---------------
  TOTAL REPURCHASE AGREEMENTS (COST: $12,744,712)                                                                       12,744,712

  TOTAL SHORT TERM INVESTMENTS (COST: $22,741,062)                                                                      22,741,062

  Total Investments (Cost $463,082,733)--99.5%                                                                     $   654,333,454
  Foreign Currencies (Cost $328,629)--0.1%                                                                                 331,818
  Other Assets In Excess Of Other Liabilities--0.4%                                                                      2,679,842
                                                                                                                   ---------------
  TOTAL NET ASSETS--100%                                                                                           $   657,345,114
                                                                                                                   ===============

(a)  Non-income producing security.
(b) See footnote number five in the Notes to Financial Statements regarding transactions in securities of affiliated issuers.
(c)  Represents an American Depository Receipt.

                                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

[OAKMARK LOGO]
FAMILY OF FUNDS


                 (This page has been intentionally left blank.)

THE OAKMARK FAMILY OF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES--MARCH 31, 2004 (UNAUDITED)

                                                                             THE OAKMARK       THE OAKMARK
                                                           THE OAKMARK         SELECT           SMALL CAP
                                                              FUND              FUND              FUND
                                                         ---------------------------------------------------
ASSETS
   Investments in unaffiliated securities,
     at value                                   (a)      $ 5,590,821,455   $ 4,673,326,600   $   383,029,461
   Investments in affiliated securities, at
     value                                      (b)          296,848,272     1,119,390,388        11,589,880
   Foreign currency, at value                   (c)                    0                 0                 0
   Receivable for:
     Securities sold                                          12,571,340                 0         7,879,797
     Fund shares sold                                         14,868,864        12,677,646           425,007
     Dividends and interest                                    7,490,836         5,917,580           305,425
     Tax reclaim                                                       0                 0                 0
                                                         ---------------   ---------------   ---------------
   Total receivables                                          34,931,040        18,595,226         8,610,229
   Other assets                                                   79,702            82,115            32,724
                                                         ---------------   ---------------   ---------------
   Total assets                                          $ 5,922,680,469   $ 5,811,394,329   $   403,262,294

LIABILITIES AND NET ASSETS
   Payable for:
     Securities purchased                                $    74,605,649   $       660,026   $     7,309,965
     Fund shares redeemed                                      4,071,925         3,515,433           265,675
     Due to Adviser                                              137,970           134,463            10,580
     Due to transfer agent                                       483,758           277,040            68,616
     Trustees fees                                                24,592            25,110            10,119
     Deferred trustee compensation                               736,759           610,245           264,455
     Foreign tax expense                                               0                 0                 0
     Other                                                     1,632,768         1,341,441           153,918
                                                         ---------------   ---------------   ---------------
   Total liabilities                                          81,693,421         6,563,758         8,083,328
                                                         ---------------   ---------------   ---------------
   Net assets applicable to fund shares
     outstanding                                         $ 5,840,987,048   $ 5,804,830,571   $   395,178,966
                                                         ===============   ===============   ===============

ANALYSIS OF NET ASSETS
   Paid in capital                                       $ 5,016,655,611   $ 4,023,893,029   $   320,935,027
   Accumulated undistributed net realized
     gain (loss) of investments, forward
     contracts, options, short sales and
     foreign currency exchange transactions                 (305,576,249)      (92,291,372)      (18,080,467)
   Net unrealized appreciation
     (depreciation) of investments                         1,117,204,306     1,865,835,335        93,516,913
   Net unrealized appreciation
     (depreciation)--other                                             0                 0             8,786
   Accumulated undistributed net investment
     income (loss)                                            12,703,380         7,393,579        (1,201,293)
                                                         ---------------   ---------------   ---------------
   Net assets applicable to Fund shares
     outstanding                                         $ 5,840,987,048   $ 5,804,830,571   $   395,178,966
                                                         ===============   ===============   ===============

PRICE OF SHARES
   Net asset value per share: Class I
     (without par value)                                 $         38.08   $         31.37   $         20.40
                                                         ===============   ===============   ===============
     Class I--Net assets                                 $ 5,801,806,019   $ 5,696,434,688   $   394,084,504
     Class I--Shares outstanding (Unlimited
       shares authorized)                                    152,358,405       181,579,852        19,315,219
   Net asset value per share: Class II
     (without par value)                                 $         37.92   $         31.20   $         20.26
                                                         ===============   ===============   ===============
     Class II--Net assets                                $    39,181,029   $   108,395,883   $     1,094,462
     Class II--Shares outstanding
       (Unlimited shares authorized)                           1,033,298         3,474,180            54,015

(a)  Identified cost of investments in
       unaffiliated securities                           $ 4,591,213,779   $ 3,349,471,558   $   292,686,256
(b)  Identified cost of investments in
       affiliated securities                                 179,251,642       577,410,095         8,403,163
(c)  Identified cost of foreign currency                               0                 0                 0

                                                           THE OAKMARK       THE OAKMARK       THE OAKMARK      THE OAKMARK
                                                           EQUITY AND          GLOBAL         INTERNATIONAL    INTERNATIONAL
                                                           INCOME FUND          FUND              FUND         SMALL CAP FUND
                                                         --------------------------------------------------------------------
ASSETS
   Investments in unaffiliated securities,
     at value                                   (a)      $ 6,526,334,296  $ 1,141,857,910   $ 3,498,434,380   $   556,991,628
   Investments in affiliated securities, at
     value                                      (b)          227,477,250      216,982,738       582,749,745        97,341,826
   Foreign currency, at value                   (c)                    0                0                 0           331,818
   Receivable for:
     Securities sold                                           7,887,650                0         4,942,960         1,103,127
     Fund shares sold                                         40,559,998       12,954,836        16,301,161         2,914,347
     Dividends and interest                                   19,386,595        2,961,456        10,791,753         1,638,467
     Tax reclaim                                                       0          188,176         2,048,367           615,995
                                                         ---------------  ---------------   ---------------   ---------------
   Total receivables                                          67,834,243       16,104,468        34,084,241         6,271,936
   Other assets                                                   78,162           49,813            61,517            34,476
                                                         ---------------  ---------------   ---------------   ---------------
   Total assets                                          $ 6,821,723,951  $ 1,374,994,929   $ 4,115,329,883   $   660,971,684

LIABILITIES AND NET ASSETS
   Payable for:
     Securities purchased                                $   114,934,387  $    17,308,294   $    22,266,939   $     1,881,467
     Fund shares redeemed                                      3,191,906          564,247         4,766,800           771,324
     Due to Adviser                                              126,240           36,300           103,744            21,795
     Due to transfer agent                                       237,653           62,597           181,481            33,690
     Trustees fees                                                24,453           12,310            19,226            10,691
     Deferred trustee compensation                               383,819          225,752           392,252           237,477
     Foreign tax expense                                               0                0                 0           444,083
     Other                                                     1,710,122          407,658         1,464,967           226,043
                                                         ---------------  ---------------   ---------------   ---------------
   Total liabilities                                         120,608,580       18,617,158        29,195,409         3,626,570
                                                         ---------------  ---------------   ---------------   ---------------
   Net assets applicable to fund shares
     outstanding                                         $ 6,701,115,371  $ 1,356,377,771   $ 4,086,134,474   $   657,345,114
                                                         ===============  ===============   ===============   ===============

ANALYSIS OF NET ASSETS
   Paid in capital                                       $ 5,688,356,870  $ 1,106,578,682   $ 3,343,237,578   $   494,779,901
   Accumulated undistributed net realized
     gain (loss) of investments, forward
     contracts, options, short sales and
     foreign currency exchange transactions                   10,527,568       14,874,509      (132,211,328)      (28,376,830)
   Net unrealized appreciation
     (depreciation) of investments                           996,093,493      236,929,137       878,837,852       190,826,114
   Net unrealized appreciation
     (depreciation)--other                                       188,995           13,159            88,004            36,633
   Accumulated undistributed net investment
     income (loss)                                             5,948,445       (2,017,716)       (3,817,632)           79,296
                                                         ---------------  ---------------   ---------------   ---------------
   Net assets applicable to Fund shares
     outstanding                                         $ 6,701,115,371  $ 1,356,377,771   $ 4,086,134,474   $   657,345,114
                                                         ===============  ===============   ===============   ===============

PRICE OF SHARES
   Net asset value per share: Class I
     (without par value)                                 $         22.94  $         20.03   $         18.67   $         17.11
                                                         ===============  ===============   ===============   ===============
     Class I--Net assets                                 $ 6,313,264,653  $ 1,338,264,734   $ 3,855,255,039   $   656,901,588
     Class I--Shares outstanding (Unlimited
       shares authorized)                                    275,262,210       66,818,977       206,489,876        38,403,220
   Net asset value per share: Class II
     (without par value)                                 $         22.87  $         19.84   $         18.58   $         17.08
                                                         ===============  ===============   ===============   ===============
     Class II--Net assets                                $   387,850,718  $    18,113,037   $   230,879,435   $       443,526
     Class II--Shares outstanding
       (Unlimited shares authorized)                          16,958,324          912,789        12,424,140            25,974

(a)  Identified cost of investments in
       unaffiliated securities                           $ 5,604,109,929  $   947,376,241   $ 2,781,654,398   $   385,947,591
(b)  Identified cost of investments in
       affiliated securities                                 153,608,124      174,569,421       420,818,879        77,135,142
(c)  Identified cost of foreign currency                               0                0                 0           328,629

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS--PERIOD ENDED MARCH 31, 2004 (UNAUDITED)

                                                                             THE OAKMARK       THE OAKMARK
                                                           THE OAKMARK         SELECT           SMALL CAP
                                                              FUND              FUND              FUND
                                                         ---------------------------------------------------
INVESTMENT INCOME:
   Dividends from unaffiliated securities                $    39,569,075   $    38,140,538   $     1,298,271
   Dividends from affiliated securities                        1,636,670         4,706,340                 0
   Interest Income                                             2,272,261         1,978,868           136,221
   Other income                                                   39,662            52,731             5,898
   Foreign taxes withheld                                         34,435                 0                 0
                                                         ---------------   ---------------   ---------------
     Total investment income                                  43,552,103        44,878,477         1,440,390

EXPENSES:
   Investment advisory fee                                    23,864,630        23,958,554         1,888,230
   Transfer and dividend disbursing agent
     fees                                                      1,434,105           762,368           180,928
   Other shareholder servicing fees                            2,273,010         2,153,849           130,047
   Service Fee--Class II                                          36,308           115,254             1,098
   Reports to shareholders                                       774,959           632,528            41,900
   Custody and accounting fees                                   295,476           305,789            29,183
   Registration and blue sky expenses                            141,525            46,998            13,632
   Trustee fees                                                   55,284            56,108            22,926
   Deferred trustee compensation                                 103,499           105,821            42,679
   Legal fees                                                     42,083            43,334            17,335
   Audit fees                                                     22,415            23,516             6,506
   Other                                                         171,627           176,844            45,443
                                                         ---------------   ---------------   ---------------
     Total expenses                                           29,214,921        28,380,963         2,419,907

NET INVESTMENT INCOME (LOSS):                                 14,337,182        16,497,514          (979,517)

NETREALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY
   TRANSACTIONS:
   Net realized gain (loss) on unaffiliated
     securities                                               23,432,761        72,545,020        (6,996,152)
   Net realized gain on affiliated securities                  2,222,577        11,318,223           688,409
   Net realized gain on options                                1,764,022         2,170,031            45,568
   Net realized gain (loss) on short sales                          (737)           (1,959)                0
   Net realized gain (loss) on foreign
     currency transactions                                             0                 0               850
   Net change in unrealized appreciation
     (depreciation) of investments and
     foreign currencies                                      590,395,990       628,913,839        71,742,284
   Net change in appreciation (depreciation)
     --other                                                           0                 0             8,786
   Deferred foreign taxes                                              0                 0                 0

Net realized and unrealized gain on
  investments and foreign currency
  transactions:                                              617,814,613       714,945,154        65,489,745
                                                         ---------------   ---------------   ---------------
Net increase in net assets resulting from
   operations                                            $   632,151,795   $   731,442,668   $    64,510,228
                                                         ===============   ===============   ===============

                                                           THE OAKMARK       THE OAKMARK       THE OAKMARK      THE OAKMARK
                                                           EQUITY AND          GLOBAL         INTERNATIONAL    INTERNATIONAL
                                                           INCOME FUND          FUND              FUND         SMALL CAP FUND
                                                         --------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends from unaffiliated securities                $    13,387,345  $     4,779,536   $    19,971,303   $     5,443,481
   Dividends from affiliated securities                          997,500          443,883           933,992           380,696
   Interest Income                                            25,735,493          498,563           774,327           123,927
   Other income                                                    4,005               56                 0                 0
   Foreign taxes withheld                                         43,493         (376,041)       (2,083,614)         (688,763)
                                                         ---------------  ---------------   ---------------   ---------------
     Total investment income                                  40,167,836        5,345,997        19,596,008         5,259,341

EXPENSES:
   Investment advisory fee                                    19,881,975        5,393,852        16,818,167         3,558,522
   Transfer and dividend disbursing agent
     fees                                                        736,872          178,066           541,948            81,545
   Other shareholder servicing fees                            2,997,627          511,455         1,635,553           268,281
   Service Fee--Class II                                         393,112           13,434           217,877               141
   Reports to shareholders                                       767,949          128,564           519,099            69,697
   Custody and accounting fees                                   353,560          496,925         1,866,174           336,394
   Registration and blue sky expenses                            300,091          125,301           142,098            25,745
   Trustee fees                                                   55,959           28,397            44,369            24,379
   Deferred trustee compensation                                 103,516           51,407            81,014            45,145
   Legal fees                                                     42,204           20,882            32,742            18,288
   Audit fees                                                     20,863            8,071            15,702             7,546
   Other                                                         170,965           64,318           125,466            50,450
                                                         ---------------  ---------------   ---------------   ---------------
     Total expenses                                           25,824,693        7,020,672        22,040,209         4,486,133

NET INVESTMENT INCOME (LOSS):                                 14,343,143       (1,674,675)       (2,444,201)          773,208

NETREALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCY
   TRANSACTIONS:
   Net realized gain (loss) on unaffiliated
     securities                                               80,541,618       14,837,990        78,374,034         5,187,780
   Net realized gain on affiliated securities                          0           50,009           411,833           252,457
   Net realized gain on options                                        0          363,653                 0                 0
   Net realized gain (loss) on short sales                             0                0                 0                 0
   Net realized gain (loss) on foreign
     currency transactions                                       180,636          (51,663)           78,639            53,163
   Net change in unrealized appreciation
     (depreciation) of investments and
     foreign currencies                                      584,008,876      155,164,277       527,624,543       121,144,024
   Net change in appreciation (depreciation)
     --other                                                     102,127           38,270           (39,741)          (23,426)
   Deferred foreign taxes                                              0                0                 0          (444,083)

Net realized and unrealized gain on
  investments and foreign currency
  transactions:                                              664,833,257      170,402,536       606,449,308       126,169,915
                                                         ---------------  ---------------   ---------------   ---------------
Net increase in net assets resulting from
   operations                                            $   679,176,400  $   168,727,861   $   604,005,107   $   126,943,123
                                                         ===============  ===============   ===============   ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                           THE OAKMARK FUND
                                                              -----------------------------------------
                                                                  PERIOD ENDED
                                                                 MARCH 31, 2004         YEAR ENDED
                                                                  (UNAUDITED)       SEPTEMBER 30, 2003
                                                              -----------------------------------------
FROM OPERATIONS:
   Net investment income                                      $        14,337,182   $        19,384,779
   Net realized gain (loss) on investments                             27,418,623          (137,687,746)
   Net change in unrealized appreciation (depreciation) of
     investments                                                      590,395,990           867,321,548
                                                              -------------------   -------------------
   NET INCREASE IN NET ASSETS FROM OPERATIONS                         632,151,795           749,018,581

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income--Class I                                     (20,505,870)          (13,880,781)
   Net investment income--Class II                                        (37,100)              (29,599)
                                                              -------------------   -------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                (20,542,970)          (13,910,380)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                 952,516,311         1,533,121,113
   Proceeds from shares sold--Class II                                 20,632,501            17,938,866
   Reinvestment of distributions--Class I                              18,843,543            13,078,556
   Reinvestment of distributions--Class II                                  8,676                   700
   Payments for shares redeemed--Class I                             (547,624,193)         (810,690,610)
   Redemption fees Class I                                                 46,208                     0
   Payments for shares redeemed--Class II                              (5,559,958)           (6,723,524)
                                                              -------------------   -------------------
   NET INCREASE IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                               438,863,088           746,725,101
                                                              -------------------   -------------------

TOTAL INCREASE IN NET ASSETS                                        1,050,471,913         1,481,833,302
   NET ASSETS:
   Beginning of period                                              4,790,515,135         3,308,681,833
                                                              -------------------   -------------------
   End of period                                              $     5,840,987,048   $     4,790,515,135
                                                              ===================   ===================
   Undistributed net investment income                        $        12,703,380   $        18,909,168
                                                              ===================   ===================

   FUND SHARE TRANSACTIONS--CLASS I:
   Shares sold                                                         25,701,195            49,341,298
   Shares issued in reinvestment of dividends                             534,720               425,457
   Less shares redeemed                                               (14,757,688)          (26,435,618)
                                                              -------------------   -------------------
   NET INCREASE IN SHARES OUTSTANDING                                  11,478,227            23,331,137
                                                              ===================   ===================

   FUND SHARE TRANSACTIONS--CLASS II:
   Shares sold                                                            560,084               576,827
   Shares issued in reinvestment of dividends                                 247                    23
   Less shares redeemed                                                  (154,467)             (225,241)
                                                              -------------------   -------------------
   NET INCREASE IN SHARES OUTSTANDING                                     405,864               351,609
                                                              ===================   ===================

                                                                            THE OAKMARK
                                                                            SELECT FUND
                                                              -----------------------------------------
                                                                  PERIOD ENDED
                                                                 MARCH 31, 2004         YEAR ENDED
                                                                  (UNAUDITED)       SEPTEMBER 30, 2003
                                                              -----------------------------------------
FROM OPERATIONS:
   Net investment income                                      $        16,497,514   $        10,063,549
   Net realized gain (loss) on investments                             86,031,315          (101,697,160)
   Net change in unrealized appreciation (depreciation) of
     investments                                                      628,913,839         1,121,320,614
                                                              -------------------   -------------------
   NET INCREASE IN NET ASSETS FROM OPERATIONS                         731,442,668         1,029,687,003

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income--Class I                                     (18,710,631)           (3,934,423)
   Net investment income--Class II                                       (118,882)                    0
                                                              -------------------   -------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                (18,829,513)           (3,934,423)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                 525,833,145           917,786,177
   Proceeds from shares sold--Class II                                 21,250,751            37,698,020
   Reinvestment of distributions--Class I                              17,456,336             3,705,408
   Reinvestment of distributions--Class II                                 58,212                     0
   Payments for shares redeemed--Class I                             (539,500,117)         (654,181,633)
   Redemption fees Class I                                                 60,514                     0
   Payments for shares redeemed--Class II                             (19,028,695)          (26,725,613)
                                                              -------------------   -------------------
   NET INCREASE IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                 6,130,146           278,282,359
                                                              -------------------   -------------------

TOTAL INCREASE IN NET ASSETS                                          718,743,301         1,304,034,939
   NET ASSETS:
   Beginning of period                                              5,086,087,270         3,782,052,331
                                                              -------------------   -------------------
   End of period                                              $     5,804,830,571   $     5,086,087,270
                                                              ===================   ===================
   Undistributed net investment income                        $         7,393,579   $         9,725,578
                                                              ===================   ===================

   FUND SHARE TRANSACTIONS--CLASS I:
   Shares sold                                                         17,279,097            36,086,657
   Shares issued in reinvestment of dividends                             595,510               150,625
   Less shares redeemed                                               (17,521,987)          (26,578,347)
                                                              -------------------   -------------------
   NET INCREASE IN SHARES OUTSTANDING                                     352,620             9,658,935
                                                              ===================   ===================

   FUND SHARE TRANSACTIONS--CLASS II:
   Shares sold                                                            700,673             1,482,025
   Shares issued in reinvestment of dividends                               1,944                     0
   Less shares redeemed                                                  (628,178)           (1,069,612)
                                                              -------------------   -------------------
   NET INCREASE IN SHARES OUTSTANDING                                      74,439               412,413
                                                              ===================   ===================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                             THE OAKMARK
                                                                            SMALL CAP FUND
                                                              -----------------------------------------
                                                                 PERIOD ENDED
                                                                MARCH 31, 2004          YEAR ENDED
                                                                  (UNAUDITED)       SEPTEMBER 30, 2003
                                                              -----------------------------------------
FROM OPERATIONS:
   Net investment loss                                        $          (979,517)  $        (2,414,871)
   Net realized loss on investments                                    (6,262,175)          (11,322,124)
   Net realized gain on foreign currency transactions                         850                     0
   Net change in unrealized appreciation (depreciation) of
     investments                                                       71,742,284            80,258,968
   Net change in unrealized appreciation (depreciation)
     --other                                                                8,786                     0
                                                              -------------------   -------------------
   NET INCREASE IN NET ASSETS FROM OPERATIONS                          64,510,228            66,521,973

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                  37,370,497            50,502,211
   Proceeds from shares sold--Class II                                    288,093               216,335
   Payments for shares redeemed--Class I                              (57,944,082)         (123,497,018)
   Redemption fees Class I                                                 29,583                     0
   Payments for shares redeemed--Class II                                 (88,986)             (123,957)
                                                              -------------------   -------------------
   NET DECREASE IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                               (20,344,895)          (72,902,429)
                                                              -------------------   -------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                44,165,333            (6,380,456)
   NET ASSETS:
   Beginning of period                                                351,013,633           357,394,089
                                                              -------------------   -------------------
   End of period                                              $       395,178,966   $       351,013,633
                                                              ===================   ===================
   Undistributed net investment loss                          $        (1,201,293)  $          (221,776)
                                                              ===================   ===================

   FUND SHARE TRANSACTIONS--CLASS I:
   Shares sold                                                          1,915,238             3,238,264
   Less shares redeemed                                                (2,984,401)           (8,156,424)
                                                              -------------------   -------------------
   NET DECREASE IN SHARES OUTSTANDING                                  (1,069,163)           (4,918,160)
                                                              ===================   ===================

   FUND SHARE TRANSACTIONS--CLASS II:
   Shares sold                                                             14,759                13,910
   Less shares redeemed                                                    (4,757)               (7,871)
                                                              -------------------   -------------------
   NET INCREASE IN SHARES OUTSTANDING                                      10,002                 6,039
                                                              ===================   ===================

                                                                             THE OAKMARK
                                                                        EQUITY AND INCOME FUND
                                                              -----------------------------------------
                                                                  PERIOD ENDED
                                                                 MARCH 31, 2004         YEAR ENDED
                                                                   (UNAUDITED)      SEPTEMBER 30, 2003
                                                              -----------------------------------------
FROM OPERATIONS:
   Net investment income                                      $        14,343,143   $        34,174,070
   Net realized gain on investments                                    80,541,618             9,562,063
   Net realized gain on foreign currency transactions                     180,636               370,636
   Net change in unrealized appreciation (depreciation) of
     investments                                                      584,008,876           517,697,982
   Net change in unrealized appreciation (depreciation)
     --other                                                              102,127                87,469
                                                              -------------------   -------------------
   NET INCREASE IN NET ASSETS FROM OPERATIONS                         679,176,400           561,892,220

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income--Class I                                     (30,409,110)          (33,616,359)
   Net investment income--Class II                                     (1,530,815)           (1,569,445)
                                                              -------------------   -------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                (31,939,925)          (35,185,804)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                               1,935,149,079         2,076,491,027
   Proceeds from shares sold--Class II                                147,419,713           144,338,218
   Reinvestment of distributions--Class I                              29,355,523            32,429,243
   Reinvestment of distributions--Class II                                514,106               321,834
   Payments for shares redeemed--Class I                             (398,443,405)         (709,955,319)
   Redemption fees Class I                                                 84,144                     0
   Payments for shares redeemed--Class II                             (44,849,275)          (46,269,411)
                                                              -------------------   -------------------
   NET INCREASE IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                             1,669,229,885         1,497,355,592
                                                              -------------------   -------------------

TOTAL INCREASE IN NET ASSETS                                        2,316,466,360         2,024,062,008
   NET ASSETS:
   Beginning of period                                              4,384,649,011         2,360,587,003
                                                              -------------------   -------------------
   End of period                                              $     6,701,115,371   $     4,384,649,011
                                                              ===================   ===================
   Undistributed net investment income                        $         5,948,445   $        23,545,227
                                                              ===================   ===================

   FUND SHARE TRANSACTIONS--CLASS I:
   Shares sold                                                         88,279,231           109,874,694
   Shares issued in reinvestment of dividends                           1,399,884             1,796,634
   Less shares redeemed                                               (18,245,553)          (38,350,539)
                                                              -------------------   -------------------
   NET INCREASE IN SHARES OUTSTANDING                                  71,433,562            73,320,789
                                                              ===================   ===================

   FUND SHARE TRANSACTIONS--CLASS II:
   Shares sold                                                          6,798,152             7,706,490
   Shares issued in reinvestment of dividends                              24,563                17,840
   Less shares redeemed                                                (2,050,082)           (2,462,923)
                                                              -------------------   -------------------
   NET INCREASE IN SHARES OUTSTANDING                                   4,772,633             5,261,407
                                                              ===================   ===================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                             THE OAKMARK
                                                                             GLOBAL FUND
                                                              -----------------------------------------
                                                                  PERIOD ENDED
                                                                 MARCH 31, 2004         YEAR ENDED
                                                                   (UNAUDITED)      SEPTEMBER 30, 2003
                                                              -----------------------------------------
FROM OPERATIONS:
   Net investment income (loss)                               $        (1,674,675)  $             9,446
   Net realized gain on investments                                    15,251,652             3,814,882
   Net realized loss on foreign currency transactions                     (51,663)             (168,173)
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                               155,164,277           114,576,882
   Net change in unrealized appreciation (depreciation)
     --other                                                               38,270               (43,405)
                                                              -------------------   -------------------
   NET INCREASE IN NET ASSETS FROM OPERATIONS                         168,727,861           118,189,632

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income--Class I                                         (52,482)                    0
   Net realized gain--Class I                                          (2,853,676)                    0
   Net realized gain--Class II                                            (25,590)                    0
                                                              -------------------   -------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                 (2,931,748)                    0

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                 584,100,705           524,732,272
   Proceeds from shares sold--Class II                                 12,569,273             6,645,694
   Reinvestment of distributions--Class I                               2,804,200                     0
   Reinvestment of distributions--Class II                                 20,731                     0
   Payments for shares redeemed--Class I                             (117,878,917)         (112,770,994)
   Redemption fees Class I                                                218,441                     0
   Payments for shares redeemed--Class II                              (1,850,210)           (2,412,970)
                                                              -------------------   -------------------
   NET INCREASE IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                               479,984,223           416,194,002
                                                              -------------------   -------------------

TOTAL INCREASE IN NET ASSETS                                          645,780,336           534,383,634
   NET ASSETS:
   Beginning of period                                                710,597,435           176,213,801
                                                              -------------------   -------------------
   End of period                                              $     1,356,377,771   $       710,597,435
                                                              ===================   ===================
   Undistributed net investment loss                          $        (2,017,716)  $          (290,559)
                                                              ===================   ===================

   FUND SHARE TRANSACTIONS--CLASS I:
   Shares sold                                                         31,239,104            34,670,227
   Shares issued in reinvestment of dividends                             155,616                     0
   Less shares redeemed                                                (6,086,912)           (8,703,761)
                                                              -------------------   -------------------
   NET INCREASE IN SHARES OUTSTANDING                                  25,307,808            25,966,466
                                                              ===================   ===================

   FUND SHARE TRANSACTIONS--CLASS II:
   Shares sold                                                            663,902               462,296
   Shares issued in reinvestment of dividends                               1,160                     0
   Less shares redeemed                                                   (97,167)             (171,894)
                                                              -------------------   -------------------
   NET INCREASE IN SHARES OUTSTANDING                                     567,895               290,402
                                                              ===================   ===================

                                                                              THE OAKMARK
                                                                           INTERNATIONAL FUND
                                                              -----------------------------------------
                                                                  PERIOD ENDED
                                                                 MARCH 31, 2004         YEAR ENDED
                                                                  (UNAUDITED)       SEPTEMBER 30, 2003
                                                              -----------------------------------------
FROM OPERATIONS:
   Net investment income (loss)                               $        (2,444,201)  $        20,158,139
   Net realized gain (loss) on investments                             78,785,867          (194,137,263)
   Net realized gain (loss) on foreign currency
     transactions                                                          78,639              (659,981)
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                               527,624,543           712,978,826
   Net change in unrealized appreciation (depreciation)
     --other                                                              (39,741)              294,152
                                                              -------------------   -------------------
   NET INCREASE IN NET ASSETS FROM OPERATIONS                         604,005,107           538,633,873

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income--Class I                                     (20,084,750)          (15,119,015)
   Net investment income--Class II                                       (570,848)             (515,254)
                                                              -------------------   -------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                (20,655,598)          (15,634,269)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                               1,023,957,732         1,342,461,828
   Proceeds from shares sold--Class II                                117,528,761           210,555,153
   Reinvestment of distributions--Class I                              18,162,578            13,994,235
   Reinvestment of distributions--Class II                                279,537               172,223
   Payments for shares redeemed--Class I                             (419,389,764)         (573,914,822)
   Redemption fees Class I                                                280,208                     0
   Payments for shares redeemed--Class II                             (37,879,223)         (158,686,779)
                                                              -------------------   -------------------
   NET INCREASE IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                               702,939,829           834,581,838
                                                              -------------------   -------------------

TOTAL INCREASE IN NET ASSETS                                        1,286,289,338         1,357,581,442
   NET ASSETS:
   Beginning of period                                              2,799,845,136         1,442,263,694
                                                              -------------------   -------------------
   End of period                                              $     4,086,134,474   $     2,799,845,136
                                                              ===================   ===================
   Undistributed net investment income (loss)                 $        (3,817,632)  $        19,282,167
                                                              ===================   ===================

   FUND SHARE TRANSACTIONS--CLASS I:
   Shares sold                                                         58,012,314            98,256,816
   Shares issued in reinvestment of dividends                           1,091,501             1,050,618
   Less shares redeemed                                               (23,387,678)          (43,071,914)
                                                              -------------------   -------------------
   NET INCREASE IN SHARES OUTSTANDING                                  35,716,137            56,235,520
                                                              ===================   ===================

   FUND SHARE TRANSACTIONS--CLASS II:
   Shares sold                                                          6,606,015            15,141,504
   Shares issued in reinvestment of dividends                              16,860                12,959
   Less shares redeemed                                                (2,107,207)          (11,241,101)
                                                              -------------------   -------------------
   NET INCREASE IN SHARES OUTSTANDING                                   4,515,668             3,913,362
                                                              ===================   ===================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                                                                       THE OAKMARK INTERNATIONAL
                                                                             SMALL CAP FUND
                                                              -----------------------------------------
                                                                  PERIOD ENDED
                                                                 MARCH 31, 2004         YEAR ENDED
                                                                   (UNAUDITED)      SEPTEMBER 30, 2003
                                                              -----------------------------------------
FROM OPERATIONS:
   Net investment income                                      $           773,208   $         3,739,176
   Net realized gain (loss) on investments                              5,440,237           (33,475,417)
   Net realized gain (loss) on foreign currency
     transactions                                                          53,163               (58,650)
   Net change in unrealized appreciation (depreciation) of
     investments and foreign currencies                               121,144,024           160,461,142
   Net change in unrealized appreciation (depreciation)
     --other                                                              (23,426)               36,163
   Deferred foreign taxes                                                (444,083)                    0
                                                              -------------------   -------------------
   NET INCREASE IN NET ASSETS FROM OPERATIONS                         126,943,123           130,702,414

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income--Class I                                      (4,209,195)           (3,076,432)
   Net investment income--Class II                                         (2,982)               (1,637)
   Net realized gain--Class I                                                   0            (9,181,861)
   Net realized gain--Class II                                                  0                (6,548)
                                                              -------------------   -------------------
   TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                 (4,212,177)          (12,266,478)

FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold--Class I                                 109,541,987           122,746,015
   Proceeds from shares sold--Class II                                     39,982               978,707
   Reinvestment of distributions--Class I                               3,863,970            11,533,652
   Reinvestment of distributions--Class II                                  1,508                 4,554
   Payments for shares redeemed--Class I                              (57,181,044)         (132,515,271)
   Redemption fees Class I                                                249,166                     0
   Payments for shares redeemed--Class II                                (145,830)             (945,332)
                                                              -------------------   -------------------
   NET INCREASE IN NET ASSETS FROM FUND
     SHARE TRANSACTIONS                                                56,369,739             1,802,325
                                                              -------------------   -------------------

TOTAL INCREASE IN NET ASSETS                                          179,100,685           120,238,261
   NET ASSETS:
   Beginning of period                                                478,244,429           358,006,168
                                                              -------------------   -------------------
   End of period                                              $       657,345,114   $       478,244,429
                                                              ===================   ===================
   Undistributed net investment income                        $            79,296   $         3,518,265
                                                              ===================   ===================

   FUND SHARE TRANSACTIONS--CLASS I:
   Shares sold                                                          6,901,509            11,051,169
   Shares issued in reinvestment of dividends                             260,200             1,095,314
   Less shares redeemed                                                (3,532,857)          (12,545,416)
                                                              -------------------   -------------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING                        3,628,852              (398,933)
                                                              ===================   ===================

   FUND SHARE TRANSACTIONS--CLASS II:
   Shares sold                                                              2,534                88,462
   Shares issued in reinvestment of dividends                                 102                   432
   Less shares redeemed                                                    (8,775)              (85,057)
                                                              -------------------   -------------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING                           (6,139)                3,837
                                                              ===================   ===================

THE OAKMARK FAMILY OF FUNDS

NOTES TO FINANCIAL STATEMENTS--(UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

The following are the significant accounting policies of The Oakmark Fund ("Oakmark"), The Oakmark Select Fund ("Select"), The Oakmark Small Cap Fund ("Small Cap"), The Oakmark Equity and Income Fund ("Equity and Income"), The Oakmark Global Fund ("Global"), The Oakmark International Fund ("International"), and The Oakmark International Small Cap Fund ("Int'l Small Cap") collectively referred to as "the Funds", each a series of Harris Associates Investment Trust (the "Trust"), a Massachusetts business trust, which is registered as an investment company under the Investment Company Act of 1940. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

CLASS DISCLOSURE--

Each Fund offers two classes of shares: Class I Shares and Class II Shares. Class I Shares are offered to the general public. Class II Shares are offered to certain retirement plans such as 401(k) and profit sharing plans. Class II Shares pay a service fee at the annual rate of .25% of average net assets of Class II Shares of the Funds. This service fee is paid to an administrator for performing the services associated with the administration of such retirement plans.

Income, realized and unrealized capital gains and losses and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class.

REDEMPTION FEES--

Each Fund imposes a short-term trading fee on redemptions of Class I Shares held for 90 days or less to offset two types of costs to the Fund caused by short-term trading: portfolio transaction and market impact costs associated with erratic redemption activity and administrative costs associated with processing redemptions. The fee is 2% of the redemption value and is deducted from the redemption proceeds and retained by the Fund. The "first-in, first-out"
(FIFO) method is used to determine the holding period.

SECURITY VALUATION--

Securities traded on securities exchanges and over-the-counter securities are valued at the last sales price on the day of valuation, or lacking any reported sales that day, at the most recent bid quotation. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or lacking an NOCP, at the most recent bid quotation on the NASDAQ National Market. Debt obligations and money market instruments maturing in more than 60 days from the date of purchase are valued at the latest bid quotation. Debt obligations and money market instruments maturing in less than 61 days from the date of purchase are valued on an amortized cost basis which approximates market value. Options are valued at the last reported sale price on the day of valuation, or lacking any reported sales that day, at the mean of the most recent bid and ask quotations. Securities for which quotations are not readily available, or securities which may have been affected by a significant event after the price was determined, and other assets are valued at a fair value as determined by or under the direction of pricing committees established by the Board of Trustees. Securities traded in foreign markets are valued using prices reported by local foreign markets. The Funds' net asset values are determined at the time of the close of the New York Stock Exchange. The pricing committees will evaluate movements in the U.S. markets after the close of foreign markets and may adjust security prices to reflect changes in reaction to U.S. markets as determined by a third party model. At March 31, 2004, the Funds held one security for which a quotation was not readily available, and no securities which may have been affected by a significant event after the price was determined.

FOREIGN CURRENCY TRANSLATIONS--

Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the mean of the bid and offer prices of such currencies at the time of valuation. Purchases and sales of investments and dividend and interest income are converted at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss from securities.

Net realized gains or losses on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually received or paid, and the realized gains or losses resulting from the portfolio and transaction hedges. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

For the period ended March 31, 2004, net unrealized appreciation (depreciation)
- other included the following components:

                               SMALL         EQUITY &                        INTER-          INT'L
                                CAP           INCOME         GLOBAL         NATIONAL       SMALL CAP
------------------------------------------------------------------------------------------------------
Unrealized appreciation
   (depreciation) on
   dividends and
   dividend reclaims
   receivable               $         --   $    188,995   $     47,357    $    225,588    $     55,143

Unrealized appreciation
   (depreciation) on open
   securities
   purchases and sales             8,786             --        (34,198)       (137,584)        (18,510)
                            ------------   ------------   ------------    ------------    ------------

   Net Unrealized
      appreciation
      (depreciation) -
      Other                 $      8,786   $    188,995   $     13,159    $     88,004    $     36,633
                            ============   ============   ============    ============    ============

SECURITY TRANSACTIONS AND INVESTMENT INCOME--

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Bond discount is accreted and premium is amortized over the expected life of each applicable security. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates. Corporate gains taxes on the appreciation of certain foreign securities have been accrued for in accordance with the Funds' understanding of the applicable country's tax rules and rates, and are recorded as Deferred Foreign Taxes on the Statements of Operations. Net realized gains and losses on investments are determined by the specific identification method. Net realized gains and losses on investments are determined by the specific identification method.

FORWARD FOREIGN CURRENCY CONTRACTS--

The Funds' currency transactions are limited to transaction hedging and portfolio hedging involving either specific transactions or portfolio positions.

The contractual amounts of forward foreign exchange contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movements in currency values. At March 31, 2004, the Funds had no forward foreign currency contracts outstanding.

DISTRIBUTIONS TO SHAREHOLDERS--

Income, dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent the tax and book differences are permanent in nature, such amounts are reclassified among paid in capital, undistributed net investment income and accumulated undistributed net realized gain (loss). Those differences are primarily related to foreign currency transactions, deferral of losses on wash sales, and character of capital loss carryforwards. The Funds also utilize, when appropriate, earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

SHORT SALES--

The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or loss, unlimited in size, will be recognized upon the termination of a short sale. At March 31, 2004, the Funds had no securities sold short.

ACCOUNTING FOR OPTIONS--

When a Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or a loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. Options written by the Funds do not give rise to counterparty credit risk, as they obligate the Funds, not their counterparties, to perform. At March 31, 2004, the Funds had no written options outstanding.

When a Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current market value of the option purchased. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss. The risk associated with purchasing put and call options is potential loss of the premium paid. At March 31, 2004, the Funds held no options.

COMMITTED LINE OF CREDIT--

The Funds have an unsecured committed line of credit with Investors Bank & Trust Company ("IBT") in the amount of $450 million. Borrowings under that arrangement bear interest at .45% above the Federal Funds Effective Rate. There were no borrowings during the period ended March 31, 2004.

REPURCHASE AGREEMENTS--

Each Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is each Fund's policy that the market value of the collateral be at least equal to 105% of the repurchase price, including interest. Each Fund's adviser is responsible for determining that the value of the collateral is at all times at least equal to 105% of the repurchase price, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities.

EXPENSE OFFSET ARRANGEMENT--

IBT serves as custodian of the Funds. IBT's fee may be reduced by credits which are an earnings allowance calculated on the average daily cash balances each Fund maintains with IBT. Credit balances used to reduce the Funds' custodian fees, if any, would be reported as a reduction of total expenses in the Statements of Operations.

SECURITY LENDING--

Each Fund except Oakmark may lend its portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the fair value of the securities loaned by the Fund. Collateral is marked to market and monitored daily. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the earnings on the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time, and the bank shall return the securities within five business days or less. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the fair value of the securities loaned while the Fund seeks to enforce its rights thereto and the Fund could experience subnormal levels of income and lack of access to income during that period.

RECLASSIFICATIONS--

Certain amounts have been reclassified to conform with the current presentation.

2. TRANSACTIONS WITH AFFILIATES

Each Fund has an investment advisory agreement with Harris Associates L.P. ("Adviser"). For management services and facilities furnished, the Funds pay the Adviser monthly fees. Each fee is calculated on the total net assets as determined at the end of each preceding calendar month. Annual fee rates are as follows:

     FUND             ADVISORY FEES                           FUND                  ADVISORY FEES
     -------------------------------------------------------------------------------------------------------------------
     Oakmark          1.00% up to $2 billion;                 Equity and Income     0.75% up to $5 billion
                      0.90% on the next $1 billion;                                 0.70% on the next $2.5 billion
                      0.80% on the next $2 billion; and                             0.675% on the next $2.5 billion; and
                      0.75% over $5 billion                                         0.65% over $10 billion

     Select           1.00% up to $1 billion;                 Global                1.00% up to $2 billion
                      0.95% on the next $500 million;                               0.95% on the next $2 billion; and
                      0.90% on the next $500 million;                               0.90% over $4 billion
                      0.85% on the next $500 million;
                      0.80% on the next $2.5 billion; and     International         1.00% up to $2 billion;
                      0.75% over $5 billion                                         0.95% on the next $1 billion; and
                                                                                    0.85% over $3 billion

     Small Cap        1.00%

                                                              Int'l Small Cap       1.25% up to $500 million; and
                                                                                    1.10% over $500 million

The Adviser undertakes to reimburse each Fund Class to the extent that its annualized expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs, but excluding fees paid to the Adviser) exceed the percent set forth opposite the Fund Class of average net assets of the Fund Class through January 31, 2005.

     FUND                                                     CLASS I               CLASS II
     ---------------------------------------------------------------------------------------
     Oakmark                                                    1.50%                 1.75%
     Select                                                     1.50                  1.75
     Small Cap                                                  1.50                  1.75
     Equity & Income                                            1.00                  1.25
     Global                                                     1.75                  2.00
     International                                              2.00                  2.25
     Int'l Small Cap                                            2.00                  2.25

For the period ended March 31, 2004, the Funds incurred brokerage commissions, including commissions paid to an affiliate of the Adviser, Harris Associates Securities L.P., as follows:

     FUND                                                     TOTAL COMMISSIONS   COMMISSIONS PAID TO AFFILIATES
     -----------------------------------------------------------------------------------------------------------
     Oakmark                                                  $       1,919,484        $        117,690
     Select                                                           1,719,833                  35,862
     Small Cap                                                          513,730                  68,364
     Equity & Income                                                  2,488,851                 189,384
     Global                                                           1,297,471                  28,505
     International                                                    2,787,160                       0
     Intl Small Cap                                                     399,896                       0

CDC IXIS Asset Management Services Co., an affiliate of the Adviser, provides transfer agent services to the Funds. The fees are based on the number of open accounts and the reimbursement of out-of-pocket expenses. For the period ended March 31, 2004, the Funds incurred the following transfer agent expenses:

     FUND                                                                             TRANSFER AGENT FEES
     ----------------------------------------------------------------------------------------------------
     Oakmark                                                                           $      1,434,105
     Select                                                                                     762,368
     Small Cap                                                                                  180,928
     Equity & Income                                                                            736,872
     Global                                                                                     178,066
     International                                                                              541,948
     Intl Small Cap                                                                              81,545

The Adviser has entered into agreements with service providers to provide recordkeeping, processing, shareholder communications and other services to the Funds. These services would be provided by the Funds if the shares were held in accounts registered directly with the Funds' transfer agent. Accordingly, the Funds pay a portion of these fees pursuant to a separate agreement with the Adviser. These fees are reflected as other shareholder servicing fees in the Statements of Operations.

The non-interested Trustees of the Trust may participate in the Trust's Deferred Compensation Plan for Independent Trustees. Participants in the plan may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust and represent an unfunded obligation of the Trust. The value of amounts deferred for a participant is determined by reference to the change in value of Class I shares of one or more of the Funds or a money market fund as specified by the participant. Benefits under the plan are payable upon retirement. The interested trustees are not compensated by the Funds.

3. FEDERAL INCOME TAXES

It is the policy of each Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

                                  COST OF INVESTMENTS                                                       NET UNREALIZED
                                   FOR FEDERAL INCOME      GROSS UNREALIZED        GROSS UNREALIZED          APPRECIATION
     FUND                            TAX PURPOSES            APPRECIATION           (DEPRECIATION)          (DEPRECIATION)
     ------------------------------------------------------------------------------------------------------------------------
     Oakmark                      $      4,770,465,421   $      1,199,436,580    $        (82,232,274)   $      1,117,204,306
     Select                              3,926,881,653          1,920,257,119             (54,421,784)          1,865,835,335
     Small Cap                             301,089,419            100,267,962              (6,738,040)             93,529,922
     Equity & Income                     5,757,718,053          1,004,753,565              (8,660,072)            996,093,493
     Global                              1,121,945,662            240,297,925              (3,402,939)            236,894,986
     Internationa                       l3,202,473,277            894,476,695             (15,765,847)            878,710,848
     Intl Small Cap                        463,082,733            197,130,040              (5,879,319)            191,250,721

4. INVESTMENT TRANSACTIONS

For the period ended March 31, 2004, transactions in investment securities (excluding short term and U.S. Government securities) were as follows (in thousands):

                                                                   EQUITY &                                   INT'L
                            OAKMARK       SELECT     SMALL CAP      INCOME       GLOBAL     INTERNATIONAL    SMALL CAP
     -----------------------------------------------------------------------------------------------------------------
     Purchases             $  675,068   $  432,191   $   74,334  $ 1,331,369   $  505,727   $     863,589    $ 105,821
     Proceeds from sales      404,099      415,890       98,627      368,644       72,426         207,925       54,340

Purchases at cost and proceeds from sales of long-term U.S. Government securities for the period ended March 31, 2004 were $536,365 and $46,003 respectively for Equity and Income.

Transactions in options written during the period ended March 31, 2004 were as follows:

                                               OAKMARK                        SELECT                        SMALL CAP
                                      ---------------------------------------------------------------------------------------
                                      NUMBER OF       PREMIUMS        NUMBER OF      PREMIUMS       NUMBER OF      PREMIUMS
                                      CONTRACTS       RECEIVED        CONTRACTS      RECEIVED       CONTRACTS      RECEIVED
     ------------------------------------------------------------------------------------------------------------------------
     Options outstanding at
        September 30, 2003                     0     $         0              0    $          0            950    $   116,769
     Options written                      26,250       2,173,021         29,750       2,349,762              0              0
     Options terminated in closing
        purchase transactions             (6,993)       (683,121)        (8,397)       (811,727)          (500)       (57,872)
     Options expired                     (17,107)     (1,180,339)       (20,978)     (1,503,162)          (450)       (58,897)
     Options exercised                    (2,150)       (309,560)          (375)        (34,873)             0              0
                                         -------     -----------        -------     -----------           ----    -----------
     Options outstanding at
        March 31, 2004                         0     $         0             0     $          0              0    $         0

                                                                                  GLOBAL
                                                                      ----------------------------------
                                                                      NUMBER OF               PREMIUMS
                                                                      CONTRACTS               RECEIVED
     ---------------------------------------------------------------------------------------------------
     Options outstanding at September 30, 2003                             3,000            $    255,988
     Options written                                                       1,000                 155,663
     Options expired                                                      (3,000)               (363,653)
     Options exercised                                                    (1,000)                (47,998)
                                                                          ------            ------------
     Options outstanding at March 31, 2004                                     0            $          0

5. INVESTMENTS IN AFFILIATED ISSUERS

An affiliated issuer, as defined under the Investment Company Act of 1940, is one in which the Trust's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund's investments in securities of these issuers for the period ended March 31, 2004, is set forth below:

SUMMARY OF TRANSACTIONS WITH AFFILIATED ISSUERS
THE OAKMARK FUND

                                                                                                                    MARKET VALUE
                                                            PURCHASES            SALES            DIVIDEND           MARCH 31,
     AFFILIATES                            SHARES HELD       (COST)             PROCEEDS           INCOME              2004
     -----------------------------------------------------------------------------------------------------------------------------
     Burlington Resources,Inc                1,571,100   $              0   $              0   $        471,330   $     99,969,093
     H&R Block, Inc.                         2,829,300                  0         10,836,226          1,165,340        144,379,179
     Toys 'R' Us, Inc.                       3,125,000   $              0                  0                  0         52,500,000
                                                         ----------------   ----------------   ----------------   ----------------
     TOTALS                                              $              0   $     10,836,226   $      1,636,670   $    296,848,272

THE OAKMARK SELECT FUND

                                                                                                                    MARKET VALUE
                                                            PURCHASES            SALES             DIVIDEND           MARCH 31,
     AFFILIATES                            SHARES HELD       (COST)             PROCEEDS            INCOME              2004
     -----------------------------------------------------------------------------------------------------------------------------
     Burlington Resources, Inc.              4,326,800   $              0   $              0   $      1,298,040   $    275,314,284
     H&R Block, Inc.                         8,259,800                  0         33,137,226          3,408,300        421,497,594
     The Dun & Bradstreet
        Corporation                          3,934,900                  0         29,537,786                  0        210,517,150
     Toys 'R' Us, Inc.                      12,622,700          1,567,695         16,425,605                  0        212,061,360
                                                         ----------------   ----------------   ----------------   ----------------
     TOTALS                                              $      1,567,695   $     79,100,617   $      4,706,340   $  1,119,390,388

THE OAKMARK SMALL CAP FUND

                                                                                                                   MARKET VALUE
                                                             PURCHASES           SALES             DIVIDEND          MARCH 31,
     AFFILIATES                            SHARES HELD        (COST)            PROCEEDS            INCOME             2004
     -----------------------------------------------------------------------------------------------------------------------------
     eFunds Corporation                        706,700   $              0   $     10,636,615   $              0   $     11,589,880
                                                         ----------------   ----------------   ----------------   ----------------
     TOTALS                                              $              0   $     10,636,615   $              0   $     11,589,880

THE OAKMARK EQUITY & INCOME FUND

                                                                                                                    MARKET VALUE
                                                             PURCHASES           SALES            DIVIDEND           MARCH 31,
     AFFILIATES                            SHARES HELD        (COST)            PROCEEDS           INCOME              2004
     -----------------------------------------------------------------------------------------------------------------------------
     Burlington Resources, Inc.              3,575,000   $     74,735,466   $              0   $        997,500   $    227,477,250
                                                         ----------------   ----------------   ----------------   ----------------
     TOTALS                                              $     74,735,466   $              0   $        997,500   $    227,477,250

THE OAKMARK GLOBAL FUND

                                                                                                                    MARKET VALUE
                                                            PURCHASES            SALES            DIVIDEND            MARCH 31,
     AFFILIATES                            SHARES HELD       (COST)             PROCEEDS           INCOME               2004
     -----------------------------------------------------------------------------------------------------------------------------
     Burlington Resources, Inc.                630,000   $     33,267,449   $              0   $        140,100   $     40,086,900
     Ducati Motor Holding S.p.A              2,650,000          1,209,621                  0                  0          4,278,376
     eFunds Corporation                      1,745,000                  0          1,547,877                  0         28,618,000
     Euronext                                1,814,000         20,811,931                  0                  0         54,131,279
     Grupo Aeroportuario
        del Sureste S.A. de C.V.               463,000                  0                  0                  0          9,653,550
     Lonza group AG, Registered
        Shares                                 655,400         34,039,200                  0                  0         33,463,600
     Lotte Chilsung Beverage Co., Ltd.          13,430                  0                  0             16,496          7,625,608
     Meitec Corporation                        603,500          8,029,610                  0            287,287         22,743,012
     Michael Page International plc          4,815,400                  0                  0                  0         16,382,413
                                                         ----------------   ----------------   ----------------   ----------------
     TOTALS                                              $     97,357,811   $      1,547,877   $        443,883   $    216,982,738

THE OAKMARK INTERNATIONAL FUND

                                                                                                                   MARKET VALUE
                                                             PURCHASES          SALES             DIVIDEND           MARCH 31,
     AFFILIATES                            SHARES HELD       (COST)            PROCEEDS            INCOME              2004
     -----------------------------------------------------------------------------------------------------------------------------
     Chargeurs SA                            1,050,201   $              0   $              0   $              0   $     35,280,468
     Enodis plc                             33,585,320                  0                  0                  0         58,059,048
     Euronext                                4,603,200         34,528,624                  0                  0        137,363,343
     Giordano International Limited         81,018,300                  0          1,218,671                  0         50,682,897
     Grupo Aeroportuario
        del Sureste S.A. de C.V                242,000                  0                  0                  0          5,045,700
     Lonza group AG, Registered
        Shares                               1,958,600         75,603,636                  0                  0        100,002,756
     Lotte Chilsung Beverage Co., Ltd.          83,400                  0                  0                  0         47,354,856
     Meitec Corporation                      1,899,100         10,528,968                  0            933,992         71,567,944
     Michael Page International plc         22,748,600                  0          3,009,020                  0         77,392,733
                                                         ----------------   ----------------   ----------------   ----------------
     TOTALS                                              $    120,661,228   $      4,227,691   $        933,992   $    582,749,745

THE OAKMARK INT'L SMALL CAP FUND

                                                                                                                   MARKET VALUE
                                                            PURCHASES           SALES             DIVIDEND           MARCH 31,
     AFFILIATES                            SHARES HELD       (COST)            PROCEEDS            INCOME              2004
     -----------------------------------------------------------------------------------------------------------------------------
     Alaska Milk Corporation                49,394,000   $              0   $              0   $         45,492   $      2,593,899
     Baycorp Advantage Limited              11,540,500                  0          5,450,387                  0         22,519,987
     Ducati Motor Holding S.p.A              6,083,600          4,756,853                  0                  0          9,821,860
     Grupo Aeroportuario del Sureste
        S.A. de C.V                          1,076,600            250,806                  0                  0         22,447,110
     Interpump Group S.p.A                   4,604,900          7,612,730                  0                  0         20,223,952
     Mainfreight Limited                     8,935,381            960,574                  0            124,248         10,614,982
     Matichon Public Company
        Limited, Foreign Shares              2,039,500                  0                  0            210,956          5,716,524
     Royal Doulton plc                      22,373,000                  0                  0                  0          3,403,512
                                                         ----------------   ----------------   ---------------- -------------------
     TOTALS                                              $     13,580,963   $      5,450,387   $        380,696 $        97,341,826

[OAKMARK LOGO]
FAMILY OF FUNDS


                 (This page has been intentionally left blank.)

THE OAKMARK FUND

FINANCIAL HIGHLIGHTS-CLASS I

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           PERIOD ENDED
                                                             MARCH 31,        YEAR ENDED       YEAR ENDED
                                                                2004         SEPTEMBER 30,    SEPTEMBER 30,
                                                            (UNAUDITED)          2003             2002
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $      33.85      $       28.08    $       32.01
Income (Loss) From Investment
    Operations:
    Net Investment Income                                          0.09               0.13             0.12
    Net Gains (Losses) on Securities
        (both realized and unrealized)                             4.28               5.75            (3.85)
                                                           ------------      -------------    -------------
    Total From Investment Operations:                              4.37               5.88            (3.73)
Less Distributions:
    Dividends (from net investment income)                        (0.14)             (0.11)           (0.20)
    Distributions (from capital gains)                             0.00               0.00             0.00
                                                           ------------      -------------    -------------
    Total Distributions                                           (0.14)             (0.11)           (0.20)
                                                           ------------      -------------    -------------
    Redemption Fee Per Share                                       0.00(a)              --               --
                                                           ------------      -------------    -------------
Net Asset Value, End of Period                             $      38.08      $       33.85    $       28.08
                                                           ============      =============    =============
Total Return                                                      12.95%             20.99%          (11.77)%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                   $    5,801.8      $     4,769.4    $     3,300.9
    Ratio of Expenses to Average Net Assets                        1.07%*             1.14%            1.17%
    Ratio of Net Investment Income to Average Net Assets           0.53%*             0.48%            0.38%
    Portfolio Turnover Rate                                           8%                21%              44%

                                                            YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                           SEPTEMBER 30,     SEPTEMBER 30,    SEPTEMBER 30,
                                                               2001              2000             1999
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $      26.95      $       34.37    $       33.54
Income (Loss) From Investment
    Operations:
    Net Investment Income                                          0.07               0.49             0.36
    Net Gains (Losses) on Securities
        (both realized and unrealized)                             5.38              (2.91)            2.51
                                                           ------------      -------------    -------------
    Total From Investment Operations:                              5.45              (2.42)            2.87
Less Distributions:
    Dividends (from net investment income)                        (0.39)             (0.26)           (0.44)
    Distributions (from capital gains)                             0.00              (4.74)           (1.60)
                                                           ------------      -------------    -------------
    Total Distributions                                           (0.39)             (5.00)           (2.04)
                                                           ------------      -------------    -------------
    Redemption Fee Per Share                                         --                 --               --
                                                           ------------      -------------    -------------
Net Asset Value, End of Period                             $      32.01      $       26.95    $       34.37
                                                           ============      =============    =============
Total Return                                                      20.42%             (7.55)%           7.98%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                   $    3,109.1      $     2,038.7    $     4,772.8
    Ratio of Expenses to Average Net Assets                        1.15%              1.21%            1.11%
    Ratio of Net Investment Income to Average Net Assets           0.73%              1.42%            1.02%
    Portfolio Turnover Rate                                          57%                50%              13%

FINANCIAL HIGHLIGHTS-CLASS II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           PERIOD ENDED                                       APRIL 5, 2001
                                                            MARCH 31,        YEAR ENDED       YEAR ENDED         THROUGH
                                                               2004         SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                           (UNAUDITED)          2003             2002           2001 (b)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $      33.68     $       28.04    $       31.97    $       32.09
Income (Loss) From Investment Operations:
    Net Investment Income                                          0.04              0.05             0.16             0.05
    Net Gains (Losses) on Securities
       (both realized and unrealized)                              4.25              5.69            (3.92)           (0.17)
                                                           ------------     -------------    -------------    -------------
    Total From Investment Operations:                              4.29              5.74            (3.76)           (0.12)
Less Distributions:
    Dividends (from net investment income)                        (0.05)            (0.10)           (0.17)            0.00
    Distributions (from capital gains)                             0.00              0.00             0.00             0.00
                                                           ------------     -------------    -------------    -------------
    Total Distributions                                           (0.05)            (0.10)           (0.17)            0.00
                                                           ------------     -------------    -------------    -------------
Net Asset Value, End of Period                             $      37.92     $       33.68    $       28.04    $       31.97
                                                           ============     =============    =============    =============
Total Return                                                      12.75%            20.52%          (11.85)%          (0.37)%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                   $       39.2     $        21.1    $         7.7    $         0.1
    Ratio of Expenses to Average Net Assets                        1.42%*            1.53%            1.44%            1.32%*
    Ratio of Net Investment Income to Average Net Assets           0.16%*            0.06%            0.35%            0.46%*
    Portfolio Turnover Rate                                           8%               21%              44%              57%

* Data has been annualized.
(a)  Rounds to less than $0.01 per share.
(b) The date on which Class II shares were first sold to the public was April 5, 2001.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK SELECT FUND

FINANCIAL HIGHLIGHTS-CLASS I

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           PERIOD ENDED
                                                             MARCH 31,        YEAR ENDED       YEAR ENDED
                                                               2004          SEPTEMBER 30,    SEPTEMBER 30,
                                                           (UNAUDITED)           2003             2002
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $      27.55      $       21.67    $       25.20
Income (Loss) From Investment Operations:
    Net Investment Income                                          0.09               0.05             0.02
    Net Gains (Losses) on Securities
        (both realized and unrealized)                             3.83               5.85            (3.50)
                                                           ------------      -------------    -------------
    Total From Investment Operations:                              3.92               5.90            (3.48)
Less Distributions:
    Dividends (from net investment income)                        (0.10)             (0.02)           (0.05)
    Distributions (from capital gains)                             0.00               0.00             0.00
                                                           ------------      -------------    -------------
    Total Distributions                                           (0.10)             (0.02)           (0.05)
                                                           ------------      -------------    -------------
    Redemption Fee Per Share                                       0.00(a)              --               --
                                                           ------------      -------------    -------------
Net Asset Value, End of Period                             $      31.37      $       27.55    $       21.67
                                                           ============      =============    =============
Total Return                                                      14.26%             27.25%          (13.85)%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                   $    5,696.4      $     4,993.0    $     3,717.6
    Ratio of Expenses to Average Net Assets                        1.00%*             1.02%            1.07%
    Ratio of Net Investment Income to Average Net Assets           0.59%*             0.23%            0.09%
    Portfolio Turnover Rate                                           8%                20%              32%

                                                            YEAR ENDED        YEAR ENDED      YEAR ENDED
                                                           SEPTEMBER 30,     SEPTEMBER 30,   SEPTEMBER 30,
                                                               2001              2000            1999
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $       21.45    $       20.92    $       16.76
Income (Loss) From Investment Operations:
    Net Investment Income                                           0.03             0.13             0.19
    Net Gains (Losses) on Securities
        (both realized and unrealized)                              5.17             4.32             4.73
                                                           -------------    -------------    -------------
    Total From Investment Operations:                               5.20             4.45             4.92
Less Distributions:
    Dividends (from net investment income)                         (0.09)           (0.20)           (0.05)
    Distributions (from capital gains)                             (1.36)           (3.72)           (0.71)
                                                           -------------    -------------    -------------
    Total Distributions                                            (1.45)           (3.92)           (0.76)
                                                           -------------    -------------    -------------
    Redemption Fee Per Share                                          --               --               --
                                                           -------------    -------------    -------------
Net Asset Value, End of Period                             $       25.20    $       21.45    $       20.92
                                                           =============    =============    =============
Total Return                                                       25.75%           24.53%           30.07%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                   $     4,161.4    $     1,772.0    $     1,638.9
    Ratio of Expenses to Average Net Assets                         1.08%            1.17%            1.16%
    Ratio of Net Investment Income to Average Net Assets            0.26%            0.76%            0.98%
    Portfolio Turnover Rate                                           21%              69%              67%

FINANCIAL HIGHLIGHTS-CLASS II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                        PERIOD ENDED                                                          DECEMBER 31, 1999
                                          MARCH 31,       YEAR ENDED         YEAR ENDED       YEAR ENDED           THROUGH
                                            2004         SEPTEMBER 30,      SEPTEMBER 30,    SEPTEMBER 30,      SEPTEMBER 30,
                                         (UNAUDITED)         2003               2002             2001             2000 (b)
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period    $      27.37     $       21.56      $       25.10    $       21.40    $           18.42
Income From Investment Operations:
    Net Investment Income (Loss)                0.06              0.00(c)           (0.04)            0.00                 0.10
    Net Gains or Losses on Securities
        (both realized and unrealized)          3.81              5.81              (3.50)            5.10                 2.88
                                        ------------     -------------      -------------    -------------    -----------------
    Total From Investment Operations:           3.87              5.81              (3.54)            5.10                 2.98
Less Distributions:
    Dividends (from net investment
        income)                                (0.04)             0.00               0.00            (0.06)                0.00
    Distributions (from capital gains)          0.00              0.00               0.00            (1.34)                0.00
                                        ------------     -------------      -------------    -------------    -----------------
    Total Distributions                        (0.04)             0.00               0.00            (1.40)                0.00
                                        ------------     -------------      -------------    -------------    -----------------
Net Asset Value, End of Period          $      31.20     $       27.37      $       21.56    $       25.10    $           21.40
                                        ============     =============      =============    =============    =================
Total Return                                   14.13%            26.95%            (14.10)%          25.28%               16.18%
Ratios/Supplemental Data:
    Net Assets, End of Period
        ($million)                      $      108.4     $        93.1      $        64.4    $        35.4    $             6.8
    Ratio of Expenses to Average Net
        Assets                                  1.25%*            1.29%              1.36%            1.40%                1.41%*
    Ratio of Net Investment Income
        (Loss) to Average Net Assets            0.34%*           (0.04)%            (0.19)%          (0.08)%               0.59%*
    Portfolio Turnover Rate                        8%               20%                32%              21%                  69%

* Data has been annualized.
(a)  Rounds to less than $0.01 per share.
(b) The date on which Class II shares were first sold to the public was December 31, 1999.
(c)  Amount rounds to less than $(0.01) per share.

THE OAKMARK SMALL CAP FUND

FINANCIAL HIGHLIGHTS-CLASS I

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           PERIOD ENDED
                                                             MARCH 31,        YEAR ENDED       YEAR ENDED
                                                               2004          SEPTEMBER 30,    SEPTEMBER 30,
                                                           (UNAUDITED)           2003             2002
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $      17.18      $       14.10    $       14.57
Income (Loss) From Investment Operations:
    Net Investment Income (Loss)                                  (0.05)             (0.12)           (0.11)
    Net Gains (Losses) on Securities
        (both realized and unrealized)                             3.27               3.20            (0.36)
                                                           ------------      -------------    -------------
   Total From Investment Operations:                               3.22               3.08            (0.47)
Less Distributions:
    Dividends (from net investment income)                         0.00               0.00             0.00
    Distributions (from capital gains)                             0.00               0.00             0.00
                                                           ------------      -------------    -------------
    Total Distributions                                            0.00               0.00             0.00
                                                           ------------      -------------    -------------
    Redemption Fee Per Share                                       0.00(a)              --               --
                                                           ------------      -------------    -------------
Net Asset Value, End of Period                             $      20.40      $       17.18    $       14.10
                                                           ============      =============    =============
Total Return                                                      18.74%             21.84%           (3.23)%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                   $      394.1      $       350.3    $       356.9
    Ratio of Expenses to Average Net Assets                        1.26%*             1.36%            1.33%
    Ratio of Net Investment Loss to Average Net Assets            (0.51)%*           (0.69)%          (0.67)%
    Portfolio Turnover Rate                                          21%                13%              22%

                                                            YEAR ENDED       YEAR ENDED         YEAR ENDED
                                                           SEPTEMBER 30,    SEPTEMBER 30,      SEPTEMBER 30,
                                                               2001             2000               1999
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $       15.10    $       13.88      $       12.63
Income (Loss) From Investment Operations:
    Net Investment Income (Loss)                                    0.00             0.00               0.14
    Net Gains (Losses) on Securities
        (both realized and unrealized)                             (0.02)            1.22               1.20
                                                           -------------    -------------      -------------
   Total From Investment Operations:                               (0.02)            1.22               1.34
Less Distributions:
    Dividends (from net investment income)                          0.00             0.00               0.00
    Distributions (from capital gains)                             (0.51)            0.00              (0.09)
                                                           -------------    -------------      -------------
    Total Distributions                                            (0.51)            0.00              (0.09)
                                                           -------------    -------------      -------------
    Redemption Fee Per Share                                          --               --                 --
                                                           -------------    -------------      -------------
Net Asset Value, End of Period                             $       14.57    $       15.10      $       13.88
                                                           =============    =============      =============
Total Return                                                        0.07%            8.79%             10.56%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                   $       264.6    $       248.7      $       437.1
    Ratio of Expenses to Average Net Assets                         1.27%            1.50%(b)           1.48%
    Ratio of Net Investment Loss to Average Net Assets             (0.28)%          (0.41)%(b)         (0.44)%
    Portfolio Turnover Rate                                           47%              28%                68%

* Data has been annualized.
(a)  Rounds to less than $0.01 per share.
(b) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Advisers, ratios would have been as follows:

                                                                                SEPTEMBER 30,
                                                                                    2000
---------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                                                  1.59%
Ratio of Net Income (Loss) to Average Net Assets                                        (0.50)%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS-CLASS II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                         PERIOD ENDED                         APRIL 10, 2002
                                                           MARCH 31,       YEAR ENDED            THROUGH
                                                             2004         SEPTEMBER 30,       SEPTEMBER 30,
                                                         (UNAUDITED)          2003               2002 (a)
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $      17.10     $       14.09       $        19.71
Income (Loss) From Investment Operations:
    Net Investment Loss                                         (0.06)            (0.16)               (0.20)(b)
    Net Gains (Losses) on Securities
        (both realized and unrealized)                           3.22              3.17                (5.42)
                                                         ------------     -------------       --------------
    Total From Investment Operations:                            3.16              3.01                (5.62)
                                                         ------------     -------------       --------------
Net Asset Value, End of Period                           $      20.26     $       17.10       $        14.09
                                                         ============     =============       ==============
Total Return                                                    18.48%            21.36%              (28.51)%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                 $        1.1     $         0.8       $          0.5
    Ratio of Expenses to Average Net Assets                      1.60%*            1.75%(c)             1.48%*
    Ratio of Net Investment Loss to Average Net Assets          (0.84)%*          (1.08)%(c)           (0.85)%*
    Portfolio Turnover Rate                                        21%               13%                  22%

* Data has been annualized.
(a) The date on which Class II shares were first sold to the public was April 10, 2002.
(b)  Computed using average shares outstanding throughout the period.
(c) If the fund had paid all of its expenses and there had been no expense reimbursement by the Adviser, ratios would have been as follows:

                                                        SEPTEMBER 30,
                                                            2003
---------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                          1.85%
Ratio of Net Income (Loss) to Average Net Assets                (1.18)%

THE OAKMARK EQUITY AND INCOME FUND

FINANCIAL HIGHLIGHTS-CLASS I

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                          PERIOD ENDED
                                                            MARCH 31,         YEAR ENDED       YEAR ENDED
                                                              2004           SEPTEMBER 30,    SEPTEMBER 30,
                                                           (UNAUDITED)           2003             2002
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $      20.30      $       17.18    $       17.45
Income (Loss) From Investment Operations:
    Net Investment Income                                          0.05               0.17             0.33(b)
    Net Gains (Losses) on Securities
        (both realized and unrealized)                             2.73               3.19            (0.40)
                                                           ------------      -------------    -------------
    Total From Investment Operations:                              2.78               3.36            (0.07)
Less Distributions:
    Dividends (from net investment income)                        (0.14)             (0.24)           (0.16)
    Distributions (from capital gains)                             0.00               0.00            (0.04)
                                                           ------------      -------------    -------------
    Total Distributions                                           (0.14)             (0.24)           (0.20)
                                                           ------------      -------------    -------------
    Redemption Fee Per Share                                       0.00(a)              --               --
                                                           ------------      -------------    -------------
Net Asset Value, End of Period                             $      22.94      $       20.30    $       17.18
                                                           ============      =============    =============
Total Return                                                      13.75%             19.75%           (0.47)%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                   $    6,313.3      $     4,138.0    $     2,241.9
    Ratio of Expenses to Average Net Assets                        0.92%*             0.93%            0.96%
    Ratio of Net Investment Income to Average Net Assets           0.53%*             1.07%            1.71%
    Portfolio Turnover Rate                                           8%                48%              73%

                                                            YEAR ENDED       YEAR ENDED        YEAR ENDED
                                                           SEPTEMBER 30,    SEPTEMBER 30,     SEPTEMBER 30,
                                                               2001             2000              1999
-----------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period                       $       16.50    $       15.68    $       13.99
Income (Loss) From Investment Operations:
    Net Investment Income                                           0.08             0.35             0.39
    Net Gains (Losses) on Securities
        (both realized and unrealized)                              2.11             2.28             1.72
                                                           -------------    -------------    -------------
    Total From Investment Operations:                               2.19             2.63             2.11
Less Distributions:
    Dividends (from net investment income)                         (0.24)           (0.45)           (0.21)
    Distributions (from capital gains)                             (1.00)           (1.36)           (0.21)
                                                           -------------    -------------    -------------
    Total Distributions                                            (1.24)           (1.81)           (0.42)
                                                           -------------    -------------    -------------
    Redemption Fee Per Share                                          --               --               --
                                                           -------------    -------------    -------------
Net Asset Value, End of Period                             $       17.45    $       16.50    $       15.68
                                                           =============    =============    =============
Total Return                                                       14.40%           18.51%           15.32%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                   $       620.1    $        54.5    $        60.3
    Ratio of Expenses to Average Net Assets                         0.98%            1.24%            1.18%
    Ratio of Net Investment Income to Average Net Assets            2.07%            3.04%            2.65%
    Portfolio Turnover Rate                                          124%              87%              81%

FINANCIAL HIGHLIGHTS-CLASS II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                        PERIOD ENDED                                                          JULY 13, 2000
                                          MARCH 31,       YEAR ENDED       YEAR ENDED         YEAR ENDED         THROUGH
                                            2004         SEPTEMBER 30,    SEPTEMBER 30,      SEPTEMBER 30,    SEPTEMBER 30,
                                        (UNAUDITED)          2003             2002               2001            2000 (c)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period    $      20.24     $       17.15    $       17.40      $       16.49    $       15.51
Income (Loss) From Investment
    Operations:
    Net Investment Income                       0.03              0.16             0.30(b)            0.07             0.30
    Net Gains (Losses) on Securities
        (both realized and unrealized)          2.71              3.15            (0.40)              2.08             0.68
                                        ------------     -------------    -------------      -------------    -------------
    Total From Investment Operations:           2.74              3.31            (0.10)              2.15             0.98
Less Distributions:
    Dividends (from net investment
        income)                                (0.11)            (0.22)           (0.11)             (0.24)            0.00
    Distributions (from capital gains)          0.00              0.00            (0.04)             (1.00)            0.00
                                        ------------     -------------    -------------      -------------    -------------
    Total Distributions                        (0.11)            (0.22)           (0.15)             (1.24)            0.00
                                        ------------     -------------    -------------      -------------    -------------
Net Asset Value, End of Period          $      22.87     $       20.24    $       17.15      $       17.40    $       16.49
                                        ============     =============    =============      =============    =============
Total Return                                   13.56%            19.46%           (0.60)%            14.07%            6.32%
Ratios/Supplemental Data:
    Net Assets, End of Period
        ($million)                      $      387.9     $       246.6    $       118.7      $         3.3    $         0.4
    Ratio of Expenses to Average Net
        Assets                                  1.17%*            1.17%            1.20%              1.23%            1.32%*
    Ratio of Net Investment Income to
        Average Net Assets                      0.28%*            0.84%            1.50%              1.95%            2.59%*
    Portfolio Turnover Rate                        8%               48%              73%               124%              87%

* Data has been annualized.
(a)  Rounds to less than $0.01 per share.
(b)  Computed using average shares outstanding throughout the period.
(c) The date on which Class II shares were first sold to the public was July 13, 2000.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK GLOBAL FUND

FINANCIAL HIGHLIGHTS-CLASS I

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           PERIOD ENDED
                                                             MARCH 31,        YEAR ENDED         YEAR ENDED
                                                               2004          SEPTEMBER 30,      SEPTEMBER 30,
                                                           (UNAUDITED)           2003               2002
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $      16.98      $       11.30      $       10.83
Income (Loss) From Investment Operations:
    Net Investment Income (Loss)                                  (0.02)              0.01               0.00(b)(e)
    Net Gains (Losses) on Securities
        (both realized and unrealized)                             3.12               5.67               0.76(f)
                                                           ------------      -------------      -------------
    Total From Investment Operations:                              3.10               5.68               0.76
Less Distributions:
    Dividends (from net investment income)                         0.00(b)            0.00               0.00
    Distributions (from capital gains)                            (0.05)              0.00              (0.29)
                                                           ------------      -------------      -------------
    Total Distributions                                           (0.05)              0.00              (0.29)
                                                           ------------      -------------      -------------
    Redemption Fee Per Share                                       0.00(c)              --                 --
                                                           ------------      -------------      -------------
Net Asset Value, End of Period                             $      20.03      $       16.98      $       11.30
                                                           ============      =============      =============
Total Return                                                      18.31%             50.27%              6.84%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                   $    1,338.3      $       704.8      $       175.6
    Ratio of Expenses to Average Net Assets                        1.23%*             1.28%              1.55%
    Ratio of Net Investment Income (Loss) to Average Net
        Assets                                                    (0.29)%*            0.00%(d)          (0.01)%
    Portfolio Turnover Rate                                           7%                42%                86%

                                                                                                   AUGUST 4, 1999
                                                            YEAR ENDED          YEAR ENDED            THROUGH
                                                           SEPTEMBER 30,       SEPTEMBER 30,       SEPTEMBER 30,
                                                               2001                2000               1999 (a)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $       10.91       $        9.18       $        10.00
Income (Loss) From Investment Operations:
    Net Investment Income (Loss)                                    0.03                0.11                 0.01
    Net Gains (Losses) on Securities
        (both realized and unrealized)                              0.12                1.63                (0.83)
                                                           -------------       -------------       --------------
    Total From Investment Operations:                               0.15                1.74                (0.82)
Less Distributions:
    Dividends (from net investment income)                         (0.17)              (0.01)                0.00
    Distributions (from capital gains)                             (0.06)               0.00                 0.00
                                                           -------------       -------------       --------------
    Total Distributions                                            (0.23)              (0.01)                0.00
                                                           -------------       -------------       --------------
    Redemption Fee Per Share                                          --                  --                   --
                                                           -------------       -------------       --------------
Net Asset Value, End of Period                             $       10.83       $       10.91       $         9.18
                                                           =============       =============       ==============
Total Return                                                        1.37%              18.97%               (8.20)%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                   $        48.2       $        27.2       $         24.0
    Ratio of Expenses to Average Net Assets                         1.75%(g)            1.75%(g)             1.75%*(g)
    Ratio of Net Investment Income (Loss) to Average Net
        Assets                                                      0.00%(g)            0.54%(g)             0.98%*(g)
    Portfolio Turnover Rate                                          114%                147%                   7%

* Data has been annualized.
(a) The date which Fund shares were first offered for sale to the public was August 4, 1999.
(b)  Amount rounds to less than $(0.01) per share.
(c)  Rounds to less than $0.01 per share.
(d)  Rounds to less than 0.01%.
(e)  Computed using average shares outstanding throughout the period.
(f) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.
(g) If the Fund had paid all of its expenses and there had been no expense reimbursement by the Advisers, ratios would have been as follows:

                                                                            SEPTEMBER 30,   SEPTEMBER 30,   SEPTEMBER 30,
                                                                                2001            2000            1999
-------------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets                                             1.80%            1.96%           2.22%*
Ratio of Net Income (Loss) to Average Net Assets                                   (0.05)%           0.34%           0.51%*

FINANCIAL HIGHLIGHTS-CLASS II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           PERIOD ENDED                       OCTOBER 10, 2001
                                                             MARCH 31,        YEAR ENDED          THROUGH
                                                              2004           SEPTEMBER 30,     SEPTEMBER 30,
                                                           (UNAUDITED)           2003            2002 (a)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $      16.84      $       11.24    $          11.25
Income (Loss) From Investment Operations:
    Net Investment Income (Loss)                                  (0.02)              0.02               (0.03)
    Net Gains (Losses) on Securities
        (both realized and unrealized)                             3.07               5.58                0.31(c)
                                                           ------------      -------------    ----------------
    Total From Investment Operations:                              3.05               5.60                0.28
Less Distributions:
    Dividends (from net investment income)                         0.00(b)            0.00                0.00
    Distributions (from capital gains)                            (0.05)              0.00               (0.29)
                                                           ------------      -------------    ----------------
    Total Distributions                                           (0.05)              0.00               (0.29)
                                                           ------------      -------------    ----------------
Net Asset Value, End of Period                             $      19.84      $       16.84    $          11.24
                                                           ============      =============    ================
Total Return                                                      18.16%             49.82%               2.31%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                   $       18.1      $         5.8    $            0.6
    Ratio of Expenses to Average Net Assets                        1.44%*             1.46%               1.86%*
    Ratio of Net Investment Loss to Average Net Assets            (0.45)%*           (0.01)%             (0.26)%*
    Portfolio Turnover Rate                                           7%                42%                 86%

* Data has been annualized.
(a) The date on which Class II shares were first sold to the public was October 10, 2001.
(b)  Rounds to less than $(0.01) per share.
(c) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

THE OAKMARK INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS-CLASS I

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           PERIOD ENDED
                                                             MARCH 31,        YEAR ENDED       YEAR ENDED
                                                               2004          SEPTEMBER 30,    SEPTEMBER 30,
                                                           (UNAUDITED)          2003              2002
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $      15.67      $       12.17    $       12.51
Income (Loss) From Investment Operations:
    Net Investment Income (Loss)                                  (0.02)              0.11             0.14
    Net Gains (Losses) on Securities
        (both realized and unrealized)                             3.13               3.52            (0.31)
                                                           ------------      -------------    -------------
    Total From Investment Operations:                              3.11               3.63            (0.17)
Less Distributions:
    Dividends (from net investment income)                        (0.11)             (0.13)           (0.17)
    Distributions (from capital gains)                             0.00               0.00             0.00
                                                           ------------      -------------    -------------
    Total Distributions                                           (0.11)             (0.13)           (0.17)
                                                           ------------      -------------    -------------
    Redemption Fee Per Share                                       0.00(a)              --               --
                                                           ------------      -------------    -------------
Net Asset Value, End of Period                             $      18.67      $       15.67    $       12.17
                                                           ============      =============    =============
Total Return                                                      19.93%             29.97%           (1.53)%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                   $    3,855.3      $     2,676.6    $     1,393.8
    Ratio of Expenses to Average Net Assets                        1.21%*             1.25%            1.31%
    Ratio of Net Investment Income (Loss) to
        Average Net Assets                                        (0.12)%*            1.03%            1.34%
    Portfolio Turnover Rate                                           6%                34%              24%

                                                            YEAR ENDED       YEAR ENDED        YEAR ENDED
                                                           SEPTEMBER 30,    SEPTEMBER 30,     SEPTEMBER 30,
                                                               2001             2000              1999
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $       15.40    $       13.95     $       10.42
Income (Loss) From Investment Operations:
    Net Investment Income (Loss)                                    0.20             1.02             (0.34)
    Net Gains (Losses) on Securities
        (both realized and unrealized)                             (2.07)            0.92              4.89
                                                           -------------    -------------     -------------
    Total From Investment Operations:                              (1.87)            1.94              4.55
Less Distributions:
    Dividends (from net investment income)                         (0.51)           (0.49)            (0.24)
    Distributions (from capital gains)                             (0.51)            0.00             (0.78)
                                                           -------------    -------------     -------------
    Total Distributions                                            (1.02)           (0.49)            (1.02)
                                                           -------------    -------------     -------------
    Redemption Fee Per Share                                          --               --                --
                                                           -------------    -------------     -------------
Net Asset Value, End of Period                             $       12.51    $       15.40     $       13.95
                                                           =============    =============     =============
Total Return                                                      (13.10)%          14.27%            46.41%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                   $       738.5    $       782.4     $       811.1
    Ratio of Expenses to Average Net Assets                         1.30%            1.30%             1.29%
    Ratio of Net Investment Income (Loss) to
        Average Net Assets                                          1.40%            1.87%             1.94%
    Portfolio Turnover Rate                                           58%              64%               54%

FINANCIAL HIGHLIGHTS-CLASS II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                        PERIOD ENDED                                                        NOVEMBER 4, 1999
                                          MARCH 31,       YEAR ENDED       YEAR ENDED        YEAR ENDED         THROUGH
                                            2004         SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,     SEPTEMBER 30,
                                         (UNAUDITED)         2003             2002             2001             2000 (b)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period    $      15.58     $       12.13    $       12.47    $       15.37    $          14.36
Income (Loss) From Investment
    Operations:
    Net Investment Income (Loss)               (0.03)             0.08             0.15             0.17                0.96
    Net Gains (Losses) on Securities
        (both realized and unrealized)          3.09              3.48            (0.37)           (2.10)               0.54
                                        ------------     -------------    -------------    -------------    ----------------
    Total From Investment Operations:           3.06              3.56            (0.22)           (1.93)               1.50
Less Distributions:
    Dividends (from net investment
        income)                                (0.06)            (0.11)           (0.12)           (0.49)              (0.49)
    Distributions (from capital gains)          0.00              0.00             0.00            (0.48)               0.00
                                        ------------     -------------    -------------    -------------    ----------------
    Total Distributions                        (0.06)            (0.11)           (0.12)           (0.97)              (0.49)
                                        ------------     -------------    -------------    -------------    ----------------
Net Asset Value, End of Period          $      18.58     $       15.58    $       12.13    $       12.47    $          15.37
                                        ============     =============    =============    =============    ================
Total Return                                   19.71%            29.52%           (1.76)%         (13.44)%             10.79%
Ratios/Supplemental Data:
   Net Assets, End of Period
       ($million)                       $      230.9     $       123.2    $        48.5    $         1.9    $            0.1
   Ratio of Expenses to Average Net
       Assets                                   1.50%*            1.67%            1.58%            1.64%               1.50%*
   Ratio of Net Investment Income
       (Loss) to Average Net Assets            (0.39)%*           0.69%            1.33%            0.62%               1.98%*
   Portfolio Turnover Rate                         6%               34%              24%              58%                 64%

* Data has been annualized.
(a)  Rounds to less than $0.01 per share.
(b) The date on which Class II shares were first sold to the public was November 4, 1999.

THE OAKMARK INTERNATIONAL SMALL CAP FUND

FINANCIAL HIGHLIGHTS-CLASS I

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           PERIOD ENDED
                                                             MARCH 31,       YEAR ENDED       YEAR ENDED
                                                               2004         SEPTEMBER 30,    SEPTEMBER 30,
                                                           (UNAUDITED)          2003             2002
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $      13.74     $       10.17    $       10.00
Income (Loss) From Investment Operations:
    Net Investment Income                                          0.02              0.11             0.11
    Net Gains (Losses) on Securities
      (both realized and unrealized)                               3.46              3.82             0.36(c)
                                                           ------------     -------------    -------------
    Total From Investment Operations:                              3.48              3.93             0.47
Less Distributions:
    Dividends (from net investment income)                        (0.12)            (0.09)           (0.16)
    Distributions (from capital gains)                             0.00             (0.27)           (0.14)
                                                           ------------     -------------    -------------
    Total Distributions                                           (0.12)            (0.36)           (0.30)
                                                           ------------     -------------    -------------
    Redemption Fee Per Share                                       0.01                --               --
                                                           ------------     -------------    -------------
Net Asset Value, End of Period                             $      17.11     $       13.74    $       10.17
                                                           ============     =============    =============
Total Return                                                      25.51%            39.78%            4.68%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                   $      656.9     $       477.8    $       357.7
    Ratio of Expenses to Average Net Assets                        1.50%*            1.57%            1.64%
    Ratio of Net Investment Income to Average Net Assets           0.26%*            0.99%            1.28%
    Portfolio Turnover Rate                                          10%               30%              42%

                                                            YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                           SEPTEMBER 30,    SEPTEMBER 30,    SEPTEMBER 30,
                                                               2001              2000            1999
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $       11.51    $       12.64    $         6.89
Income (Loss) From Investment Operations:
    Net Investment Income                                           0.13             0.23              0.24
    Net Gains (Losses) on Securities
      (both realized and unrealized)                               (0.81)           (0.66)             5.71
                                                           -------------    -------------    --------------
    Total From Investment Operations:                              (0.68)           (0.43)             5.95
Less Distributions:
    Dividends (from net investment income)                         (0.34)           (0.11)            (0.20)
    Distributions (from capital gains)                             (0.49)           (0.59)             0.00
                                                           -------------    -------------    --------------
    Total Distributions                                            (0.83)           (0.70)            (0.20)
                                                           -------------    -------------    --------------
    Redemption Fee Per Share                                          --               --                --
                                                           -------------    -------------    --------------
Net Asset Value, End of Period                             $       10.00    $       11.51    $        12.64
                                                           =============    =============    ==============
Total Return                                                       (6.18)%          (3.44)%           88.02%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                   $       118.9    $        90.3    $        155.4
    Ratio of Expenses to Average Net Assets                         1.74%            1.77%             1.79%
    Ratio of Net Investment Income to Average Net Assets            1.83%            1.99%             2.31%
    Portfolio Turnover Rate                                           49%              40%              126%

FINANCIAL HIGHLIGHTS-CLASS II

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                           PERIOD ENDED                                            JANUARY 8, 2001
                                                            MARCH 31,        YEAR ENDED       YEAR ENDED               THROUGH
                                                              2004          SEPTEMBER 30,    SEPTEMBER 30,          SEPTEMBER 30,
                                                           (UNAUDITED)          2003             2002                  2001 (a)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $      13.69     $       10.14    $        9.97         $         10.73
Income From Investment Operations:
    Net Investment Income                                          0.02              0.08             0.13(b)                 0.15
    Net Gains (Losses) on Securities
        (both realized and unrealized)                             3.46              3.81             0.30(b)(c)             (0.91)
                                                           ------------     -------------    -------------         ---------------
    Total From Investment Operations:                              3.48              3.89             0.43                   (0.76)
Less Distributions:
    Dividends (from net investment income)                        (0.09)            (0.07)           (0.12)                   0.00
    Distributions (from capital gains)                             0.00             (0.27)           (0.14)                   0.00
                                                           ------------     -------------    -------------         ---------------
    Total Distributions                                           (0.09)            (0.34)           (0.26)                   0.00
                                                           ------------     -------------    -------------         ---------------
Net Asset Value, End of Period                             $      17.08     $       13.69    $       10.14         $          9.97
                                                           ============     =============    =============         ===============
Total Return                                                      25.52%            39.39%            4.25%                  (7.08)%
Ratios/Supplemental Data:
    Net Assets, End of Period ($million)                   $        0.4     $         0.4    $         0.3         $           0.0
    Ratio of Expenses to Average Net Assets                        1.49%*            1.81%            1.87%                   1.97%*
    Ratio of Net Investment Income to Average Net Assets           0.20%*            0.72%            1.06%                   1.76%*
    Portfolio Turnover Rate                                          10%               30%              42%                     49%

* Data has been annualized
(a) The date on which Class II shares were first sold to the public was January 8, 2001.
(b)  Computed using average shares outstanding throughout the period.
(c) The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemption of Fund shares in relation to the fluctuating market values of the Fund.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

This material must be preceded or accompanied by a prospectus. To order a prospectus, which explains management fees and expenses and the special risks of investing in the funds, visit www.oakmark.com or call 1-800-OAKMARK. Please read the prospectus carefully before investing.

The discussion of investments and investment strategy of the funds represents the investments of the funds and the views of fund managers and Harris Associates L.P., the funds' investment adviser, at the time of this article, and are subject to change without notice.

The performance data quoted represents past performance. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data call 1-800-OAKMARK.

INVESTING IN VALUE STOCKS PRESENTS THE RISK THAT VALUE STOCKS MAY FALL OUT OF FAVOR WITH INVESTORS AND UNDERPERFORM GROWTH STOCKS DURING GIVEN PERIODS.

THE OAKMARK SELECT FUND CLOSED TO NEW INVESTORS AS OF 5/4/01.

BECAUSE THE OAKMARK SELECT FUND IS NON-DIVERSIFIED, THE PERFORMANCE OF EACH HOLDING WILL HAVE A GREATER IMPACT ON THE FUND'S TOTAL RETURN, AND MAY MAKE THE FUND'S RETURN MORE VOLATILE THAN A MORE DIVERSIFIED FUND.

THE OAKMARK EQUITY & INCOME FUND WILL CLOSE TO CERTAIN NEW INVESTORS AS OF
5/7/04.

EQUITY AND INCOME INVESTS IN MEDIUM- AND LOWER-QUALITY DEBT SECURITIES THAT HAVE HIGHER YIELD POTENTIAL BUT PRESENT GREATER INVESTMENT AND CREDIT RISK THAN HIGHER-QUALITY SECURITIES, WHICH MAY RESULT IN GREATER SHARE PRICE VOLATILITY. AN ECONOMIC DOWNTURN COULD SEVERELY DISRUPT THE MARKET IN MEDIUM OR LOWER GRADE DEBT SECURITIES AND ADVERSELY AFFECT THE VALUE OF OUTSTANDING BONDS AND THE ABILITY OF THE ISSUERS TO REPAY PRINCIPAL AND INTEREST.

THE OAKMARK GLOBAL FUND AND THE OAKMARK INTERNATIONAL FUND CLOSED TO CERTAIN NEW INVESTORS AS OF 12/15/03.

THE OAKMARK INTERNATIONAL SMALL CAP FUND CLOSED TO NEW INVESTORS AS OF 5/10/02.

INVESTING IN FOREIGN SECURITIES REPRESENTS RISKS WHICH IN SOME WAY MAY BE GREATER THAN IN U.S. INVESTMENTS. THOSE RISKS INCLUDE: CURRENCY FLUCTUATION; DIFFERENT REGULATION, ACCOUNTING STANDARDS, TRADING PRACTICES AND LEVELS OF AVAILABLE INFORMATION; GENERALLY HIGHER TRANSACTION COSTS; AND POLITICAL RISKS.

THE STOCKS OF SMALLER COMPANIES OFTEN INVOLVE MORE RISK THAN THE STOCKS OF LARGER COMPANIES. STOCKS OF SMALL COMPANIES TEND TO BE MORE VOLATILE AND HAVE A SMALLER PUBLIC MARKET THAN STOCKS OF LARGER COMPANIES. SMALL COMPANIES MAY HAVE A SHORTER HISTORY OF OPERATIONS THAN LARGER COMPANIES, MAY NOT HAVE AS GREAT AN ABILITY TO RAISE ADDITIONAL CAPITAL AND MAY HAVE A LESS DIVERSIFIED PRODUCT LINE, MAKING THEM MORE SUSCEPTIBLE TO MARKET PRESSURE.

1. Total return includes change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

     The performance information for Class I shares of The Oakmark Fund, The Oakmark Select Fund, The Oakmark Small Cap Fund, The Oakmark Equity & Income Fund, The Oakmark Global Fund, The Oakmark International Fund and The Oakmark International Small Cap Fund does not reflect the imposition of a 2% redemption fee on shares held by an investor for 90 days or less. The purpose of this redemption fee is to deter market timers.

2. Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

3. During the period since inception (8/4/99 - 3/31/04), IPO's contributed an annualized 1.83% to the performance of the Oakmark Global Fund. As the IPO environment changes and the total net assets of the Fund grow, the impact of IPOs on performance is expected to diminish. "IPO" stands for Initial Public Offering, which is the first sale of stock by a company to the public.

4. The quoted passages are taken from "Origins of the Crash" written by Roger Lowenstein and published in 2004 by The Penguin Press, New York.

5. The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. This index is unmanaged and investors cannot actually make investments in this index.

6. The Dow Jones Industrial Average is an unmanaged index that includes only 30 big companies. This index is unmanaged and investors cannot actually make investments in this index.

7. The Lipper Large Cap Value Fund Index measures the performance of the 30 largest U.S. large-cap value funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

8. The S&P MidCap 400 is an unmanaged broad market-weighted index of 400 stocks that are in the next tier down from the S&P 500 and that are chosen for market size, liquidity, and industry group representation. This index is unmanaged and investors cannot actually make investments in this index.

9. The Lipper Mid Cap Value Fund Index measures the performance of the 30 largest U.S. mid-cap value funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

10. NAV stands for Net Asset Value. NAV is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities divided by the number of shares outstanding.

11. The Russell 2000 Index is an unmanaged, market-weighted index, with dividends reinvested, of 2,000 small companies, formed by taking the largest 3,000 small companies and eliminating the largest 1,000 of those companies. This index is unmanaged and investors cannot actually make investments in this index.

12. The S&P Small Cap 600 Index measures the performance of selected U.S. stocks with small market capitalizations. This index is unmanaged and investors cannot actually make investments in this index.

13. The Lipper Small Cap Value Fund Index measures the performance of the 30 largest U.S. small-cap value funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

14. The Lipper Balanced Fund Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot actually make investments in this index.

15. The Lehman Govt./Corp. Bond Index is an unmanaged index that includes the Lehman Government and Lehman Corporate indices. This index is unmanaged and investors cannot actually make investments in this index.

16. The MSCI World Index is made up of 20 country sub-indexes, including the stock exchanges of the U.S., Europe, Canada, Australia and New Zealand, and the Far East. This index is unmanaged and investors cannot actually make investments in this index.

17. The Lipper Global Fund Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot actually make investments in this index.

18. The Morgan Stanley World Ex U.S. Index is made up of 19 country sub-indexes, excluding the U.S. This index is unmanaged and investors cannot actually make investments in this index.

19. Morgan Stanley Capital International Europe, Australasia and Far East Index ("EAFE") is an unmanaged index of companies throughout the world in proportion to world stock market capitalizations, excluding the U.S. and Canada. This index is unmanaged and investors cannot actually make investments in this index.

20. The Lipper International Fund Index reflects the net asset value weighted total return of the 30 largest international equity funds. This index is unmanaged and investors cannot actually make investments in this index.

21. The Lipper International Small Cap Average includes 100 mutual funds that invest in securities whose primary markets are outside of the U.S. This index is unmanaged and investors cannot actually make investments in this index.

THE OAKMARK FAMILY OF FUNDS

INVESTMENT PHILOSOPHY

All Oakmark managers follow a consistent investment philosophy--to invest in companies they believe are trading at a substantial discount to underlying business value. Critical to this philosophy is to invest with management teams who are committed to maximizing the company's business value.

THREE KEY TENETS OF OUR INVESTMENT PHILOSOPHY:

1 Buy businesses trading at a significant discount to our estimate of true business value.

2    Invest in companies expected to grow shareholder value over time.

3    Invest with management teams who think and act as owners.

INVESTMENT PROCESS

We seek to identify undervalued companies through an intensive, in-house research process. This process is not based on macro-economic factors, such as the performance of the economy or the direction of interest rates. Nor is it based on technical factors, such as the performance of the stock market itself. And, while some value managers might use only one summary statistic--such as price-earnings ratio--our investment professionals take a more in-depth approach using a range of valuation measures appropriate for a specific company or industry.

From the universe of thousands of equity securities, our team generates investment ideas through a variety of methods. If a security appears attractive, detailed quantitative and qualitative research follows. This careful process of identifying undervalued stocks results in an "approved list."

THE RESULT: a unified effort aimed at identifying the best values in the marketplace. From the list of approved stocks, each fund manager constructs a relatively focused portfolio, built on a stock-by-stock basis from the bottom up.

WHO SHOULD INVEST

Any investor who is seeking a disciplined value manager for the purposes of growing and diversifying a portfolio should consider one of The Oakmark Funds, keeping in mind that all equity investments should be considered long-term investments. As value investors, we recognize that patience is a virtue and believe that, over the long term, investors are rewarded for their patience. We generally hold the companies in which we invest for three to five years, a time horizon that we encourage our shareholders to consider as well.

HOW TO USE VALUE FUNDS IN AN OVERALL PORTFOLIO

Investment styles tend to move in cycles. One style may be in favor for a few years while the other is out of favor, and vice versa. Diversifying the stock portion of your portfolio may help reduce overall volatility--and potentially provide more consistent returns over time.

                                     INVEST
     Managers select stocks from the approved list for their specific funds

                                  APPROVED LIST
                       Securities available for investment

                     QUANTITATIVE AND QUALITATIVE RESEARCH
         Rigorous analysis is performed to ensure that the stock meets our strict value standards

                                CRITERIA SCREENS
          Managers and research team screen for stocks that are worth further consideration

                   UNIVERSE OF THOUSANDS OF EQUITY SECURITIES
                       All stocks available for investment

                          BOTTOM-UP INVESTMENT PROCESS

THE OAKMARK GLOSSARY

BOOK VALUE - A company's common stock equity as it appears on a balance sheet, equal to total assets minus liabilities, preferred stock, and intangible assets such as goodwill. A company's book value often differs substantially from economic value, especially in industries such as media.

BUSINESS VALUE/INTRINSIC VALUE - The perceived or estimated actual value of a security, as opposed to its current market price or book value. Business value can be evaluated based on what a knowledgeable buyer would pay for a business if the company were sold in its entirety.

GROWTH INVESTING - Investors who look for companies based on whether the stock of a company is growing earnings and/or revenue faster than the industry as a whole or the overall market. Growth investors generally expect high rates of growth to persist, and the stock, in turn, to deliver returns exceeding the market's. A growth mutual fund is generally one that emphasizes stocks believed to offer above-average growth prospects, with little to no emphasis on the stock's current price.

M & A (MERGERS & ACQUISITIONS) - Merger: the combining of two or more entities into one, through a purchase acquisition or a pooling of interests. Acquisition: can also be called a takeover, and is defined as acquiring control of a corporation, called a target, by stock purchase or exchange, either hostile or friendly.

MARKET CAPITALIZATION (MARKET CAP OR CAP) - The market price of an entire company on any given day, calculated by multiplying the number of shares outstanding by the price per share.

MOMENTUM INVESTING - Approach to investing based on the belief that stock price trends are likely to continue. Momentum investors tend to buy stocks that have been outperforming the market and to sell those stocks when their relative performance deteriorates. Momentum investors do not consider a company's underlying value or fundamentals in their investment decisions.

MULTIPLE - A ratio used to measure a stock's valuation, usually greater than 1. Sometimes used to mean price/earnings ratio.

P/B OR PRICE-TO-BOOK RATIO - A stock's capitalization divided by its book value. The value is the same whether the calculation is done for the whole company or on a per-share basis.

P/E OR PRICE-TO-EARNINGS RATIO - The most common measure of a stock's valuation. It is equal to a stock's capitalization divided by its after-tax earnings over a 12-month period. The value is the same whether the calculation is done for the whole company or on a per-share basis. Equivalently, the cost an investor in a given stock must pay per dollar of current annual earnings. Also called earnings multiple.

SHARE REPURCHASE - Program through which a corporation buys back its own shares in the open market, typically an indication that the corporation's management believes the stock price is undervalued.

VALUE INVESTING - Investors who utilize valuation measures such as business value (including growth rate), price/earnings ratio, price/book ratio, and yield to gauge the attractiveness of a company. Managers who employ a value investment style believe that the true, underlying value of a company is not reflected in its current share price, and, over time, the price has potential to increase as the market recognizes the overall value of the business. Value stocks sell at relatively low prices in relation to their underlying business value, earnings, or book value.

   Stocks become undervalued for a variety of reasons, including an overall market decline, or when a specific industry falls into disfavor and investors view all companies in that industry in the same light. Consequently, an individual company's stock price may fall, even though it may be only temporarily affected by the industry's problems and its underlying value has remained unchanged.

"X TIMES EARNINGS" ("12 TIMES EARNINGS") - Another way to express a stock's price-to-earnings (P/E) ratio. A stock with a P/E ratio of 12 sells at 12 times earnings.

[OAKMARK LOGO]
FAMILY OF FUNDS


                 (This page has been intentionally left blank.)

THE OAKMARK FAMILY OF FUNDS

TRUSTEES AND OFFICERS

TRUSTEES
  Victor A. Morgenstern--CHAIRMAN
  Michael J. Friduss
  Thomas H. Hayden
  Christine M. Maki
  John R. Raitt
  Allan J. Reich
  Marv R. Rotter
  Burton W. Ruder
  Peter S. Voss
  Gary N. Wilner, M.D.

OFFICERS
  John R. Raitt--PRESIDENT
  Robert M. Levy--EXECUTIVE VICE PRESIDENT
  James P. Benson--VICE PRESIDENT
  Henry R. Berghoef--VICE PRESIDENT
  Kevin G. Grant--VICE PRESIDENT
  David G. Herro--VICE PRESIDENT
  Clyde S. McGregor--VICE PRESIDENT
  William C. Nygren--VICE PRESIDENT
  Vineeta Raketich--VICE PRESIDENT
  Janet L. Reali--VICE PRESIDENT AND SECRETARY
  Ann W. Regan--VICE PRESIDENT--
    SHAREHOLDER OPERATIONS AND ASSISTANT SECRETARY
  Edward A. Studzinski--VICE PRESIDENT
  Michael J. Welsh--VICE PRESIDENT
  Kristi L. Rowsell--TREASURER
  John J. Kane--ASSISTANT TREASURER

OTHER INFORMATION

INVESTMENT ADVISER
  Harris Associates L.P.
  Two North LaSalle Street
  Chicago, Illinois 60602-3790

TRANSFER AGENT
  CDC IXIS Asset Management Services, Inc.
  Boston, Massachusetts

LEGAL COUNSEL
  Bell, Boyd & Lloyd LLC
  Chicago, Illinois

INDEPENDENT AUDITORS
  Deloitte & Touche LLP
  Chicago, Illinois

FOR MORE INFORMATION:
  Please call 1-800-OAKMARK
  (1-800-625-6275)
  or 617-449-6274

WEBSITE
  www.oakmark.com

TO OBTAIN A PROSPECTUS, AN APPLICATION OR PERIODIC REPORTS, ACCESS OUR WEB SITE AT www.oakmark.com, OR CALL 1-800-OAKMARK (1-800-625-6275) OR (617) 449-6274.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds website at www.oakmark.com; and on the Securities and Exchange Commissions website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds.The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds, however, a shareholder may incur a 2% redemption fee on an exchange or redemption of Class I shares held for 90 days or less from any Fund.

                                 P.O. Box 219558
                           Kansas City, MO 64121-9558


[OAKMARK LOGO]
FAMILY OF FUNDS

 1-800-OAKMARK        The Oakmark Funds are distributed by Harris Associates
www.oakmark.com       Securities L.P., member NASD. Date of first use: May 2004.

THE OAKMARK FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK FUND FROM ITS INCEPTION (4/5/01) TO PRESENT (3/31/04) AS COMPARED TO THE
STANDARD & POOR'S 500 INDEX

[CHART]

                THE OAKMARK FUND CLASS II       S & P 500
  4/5/2001                     $   10,000        $ 10,000
 6/30/2001                     $   10,954        $ 10,585
 9/30/2001                     $    9,963        $  9,032
12/31/2001                     $   11,040        $  9,997
 3/31/2002                     $   11,497        $ 10,024
 6/30/2002                     $   10,533        $  8,681
 9/30/2002                     $    8,782        $  7,181
12/31/2002                     $    9,434        $  7,787
 3/31/2003                     $    9,041        $  7,542
 6/30/2003                     $   10,562        $  8,703
 9/30/2003                     $   10,584        $  8,933
12/31/2003                     $   11,773        $ 10,021
 3/31/2004                     $   11,933        $ 10,191

                          AVERAGE ANNUAL TOTAL RETURNS
                                (as of 03/31/04)

                                                                    SINCE
                                                                  INCEPTION
                                                         1-YEAR   (4/5/01)
   ------------------------------------------------------------------------
   OAKMARK FUND CLASS II                                 31.99%     6.09%

   S&P 500                                               35.12%     0.89%

   The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

Harris Associates Securities L.P., member NASD, May 2004

THE OAKMARK SELECT FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SELECT FUND FROM ITS INCEPTION (12/31/99) TO PRESENT (3/31/04) AS COMPARED TO THE
STANDARD & POOR'S 500 INDEX

[CHART]

              THE OAKMARK SELECT FUND CLASS II        S & P 500
12/31/1999                          $   10,000        $   10,000
 3/31/2000                          $   10,885        $    9,867
 6/30/2000                          $   10,309        $   10,290
 9/30/2000                          $   11,618        $   11,024
12/31/2000                          $   12,542        $    9,578
 3/31/2001                          $   13,876        $    9,058
 6/30/2001                          $   15,146        $    9,204
 9/30/2001                          $   14,554        $    7,662
12/31/2001                          $   15,755        $    8,481
 3/31/2002                          $   16,137        $    8,504
 6/30/2002                          $   14,821        $    7,365
 9/30/2002                          $   12,502        $    6,835
12/31/2002                          $   13,748        $    7,019
 3/31/2003                          $   13,673        $    6,337
 6/30/2003                          $   15,871        $    7,290
  9/3/2003                          $   15,871        $    7,660
12/31/2003                          $   17,689        $    8,078
 3/31/2004                          $   18,113        $    8,778

                          AVERAGE ANNUAL TOTAL RETURNS
                                (as of 03/31/04)

                                                                     SINCE
                                                                   INCEPTION
                                                          1-YEAR   (12/31/99)
    -------------------------------------------------------------------------
    Oakmark Select Fund Class II                          32.47%     14.99%

    S&P 500                                               35.12%     -4.66%

   The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

Harris Associates Securities L.P., member NASD, May 2004

THE OAKMARK SMALL CAP FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK SMALL CAP FUND FROM ITS INCEPTION (4/10/02) TO PRESENT (3/31/04) AS COMPARED TO
THE RUSSELL 2000 INDEX

[CHART]

            THE OAKMARK SMALL CAP FUND CLASS II     RUSSELL 2000
 4/10/2002                           $   10,000      $   10,000
 6/30/2002                           $    9,163      $    9,165
 9/30/2002                           $    7,149      $    7,203
12/31/2002                           $    7,615      $    7,647
 3/31/2003                           $    7,027      $    7,304
 6/30/2003                           $    8,209      $    9,014
 9/30/2003                           $    8,676      $    9,833
12/31/2003                           $    9,609      $   11,261
 3/30/2004                           $   10,279      $   11,966

                          ANNUAL AVERAGE TOTAL RETURNS
                                (as of 03/31/04)

                                                                    SINCE
                                                                  INCEPTION
                                                         1-YEAR   (4/10/02)
   ------------------------------------------------------------------------
   OAKMARK SMALL CAP FUND CLASS II                       46.28%     1.40%

   Russell 2000                                          63.83%     8.97%

   The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

Harris Associates Securities L.P., member NASD, May 2004

THE OAKMARK EQUITY AND INCOME FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK EQUITY AND INCOME FUND FROM ITS INCEPTION (7/13/00) TO PRESENT (3/31/04) AS COMPARED TO
THE LIPPER BALANCED FUND INDEX

[CHART]

             THE OAKMARK EQUITY AND INCOME FUND CLASS II     LIPPER BALANCED FUND INDEX
 7/13/2000                                    $   10,000                     $   10,000
 9/30/2000                                    $   10,632                     $   10,199
12/31/2000                                    $   11,117                     $   10,064
 3/31/2001                                    $   11,563                     $    9,559
 6/30/2001                                    $   12,497                     $    9,895
 9/30/2001                                    $   12,128                     $    9,145
12/31/2001                                    $   13,089                     $    9,738
 3/31/2002                                    $   13,637                     $    9,797
 6/30/2002                                    $   13,187                     $    9,149
 9/30/2002                                    $   12,056                     $    8,246
12/31/2002                                    $   12,786                     $    8,697
 3/31/2003                                    $   12,487                     $    8,537
 6/30/2003                                    $   14,123                     $    9,469
 9/30/2003                                    $   14,401                     $    9,663
12/31/2003                                    $   15,710                     $   10,431
 3/31/2004                                    $   16,354                     $   10,680

                          ANNUAL AVERAGE TOTAL RETURNS
                                (as of 03/31/04)

                                                                    SINCE
                                                                  INCEPTION
                                                         1-YEAR   (7/13/00)
   ------------------------------------------------------------------------
   OAKMARK EQUITY & INCOME FUND CLASS II                 30.97%     14.15%

   Lipper Balanced Fund Index                            25.10%      1.19%

   The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

Harris Associates Securities L.P., member NASD, May 2004

THE OAKMARK GLOBAL FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK GLOBAL FUND FROM ITS INCEPTION (10/10/01) TO PRESENT (3/31/04) AS COMPARED TO THE
MSCI WORLD INDEX

[CHART]

             THE OAKMARK GLOBAL FUND CLASS II        MSCI WORLD INDEX
10/10/2001                          $  10,000               $  10,000
12/31/2001                          $  12,060               $  10,859
 3/31/2002                          $  13,362               $  10,896
 6/30/2002                          $  12,451               $   9,902
 9/30/2002                          $  10,231               $   8,082
12/31/2002                          $  11,760               $   8,700
 3/31/2003                          $  10,494               $   8,260
 6/30/2003                          $  14,008               $   9,667
 9/30/2003                          $  15,328               $  10,134
12/31/2003                          $  17,454               $  11,580
 3/31/2004                          $  18,111               $  11,883

                          ANNUAL AVERAGE TOTAL RETURNS
                                (as of 03/31/04)

                                                                    SINCE
                                                                  INCEPTION
                                                         1-YEAR   (10/10/01)
   -------------------------------------------------------------------------
   OAKMARK GLOBAL FUND CLASS II                          72.58%     27.14%

   MSCI World                                            43.87%      5.78%

   The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The fund's high performance may not be repeated. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

Harris Associates Securities L.P., member NASD, May 2004

THE OAKMARK INTERNATIONAL FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL FUND FROM ITS INCEPTION (11/4/99) TO PRESENT (3/31/04) AS COMPARED TO THE
MSCI WORLD EX U.S. INDEX

[CHART]

              THE OAKMARK INTERNATIONAL    MSCI WORLD
              FUND CLASS II                EX U.S. INDEX
11/4/99                     $    10,000      $    10,000
12/31/99                    $    10,596      $    11,291
3/31/2000                   $    10,567      $    11,353
6/30/2000                   $    11,303      $    10,977
9/30/2000                   $    11,079      $    10,139
12/31/2000                  $    11,890      $     9,781
3/31/2001                   $    10,836      $     8,412
6/30/2001                   $    11,905      $     8,346
9/30/2001                   $     9,590      $     7,175
12/31/2001                  $    11,245      $     7,688
3/31/2002                   $    12,525      $     7,732
6/30/2002                   $    12,230      $     7,559
9/30/2002                   $     9,413      $     6,076
12/31/2002                  $    10,259      $     6,474
3/31/2003                   $     9,046      $     5,987
6/30/2003                   $    11,331      $     7,137
9/30/2003                   $    12,192      $     7,714
12/31/2003                  $    14,093      $     9,026
3/31/2004                   $    14,595      $     9,409

                          ANNUAL AVERAGE TOTAL RETURNS
                                (as of 03/31/04)

                                                                    SINCE
                                                                  INCEPTION
                                                         1-YEAR   (11/4/99)
   ------------------------------------------------------------------------
   OAKMARK INTERNATIONAL FUND CLASS II                   61.34%      8.96%

   MSCI World ex. U.S.                                   57.16%     -1.60%

   The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The fund's high performance may not be repeated. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

Harris Associates Securities L.P., member NASD, May 2004

THE OAKMARK INTERNATIONAL SMALL CAP FUND CLASS II

THE VALUE OF A $10,000 INVESTMENT IN THE OAKMARK INTERNATIONAL SMALL CAP FUND FROM ITS INCEPTION (1/8/01) TO PRESENT (3/31/04) AS COMPARED TO THE
MSCI WORLD EX U.S. INDEX

[CHART]

             THE OAKMARK INTERNATIONAL       MSCI WORLD
             SMALL CAP FUND CLASS II         EX U.S. INDEX
  1/8/2001                   $  10,000           $  10,000
 3/31/2001                   $  10,140           $   8,599
 6/30/2001                   $  10,494           $   8,532
 9/30/2001                   $   9,292           $   7,335
12/31/2001                   $  11,062           $   7,860
 3/31/2002                   $  12,180           $   7,905
 6/30/2002                   $  12,466           $   7,728
 9/30/2002                   $   9,686           $   6,212
12/31/2002                   $  10,454           $   6,618
 3/31/2003                   $   9,172           $   6,120
 6/30/2003                   $  11,845           $   7,297
 9/30/2003                   $  13,501           $   7,886
12/31/2003                   $  15,915           $   9,227
 3/31/2004                   $  16,946           $   9,619

                          ANNUAL AVERAGE TOTAL RETURNS
                                (as of 03/31/04)

                                                                    SINCE
                                                                  INCEPTION
                                                         1-YEAR   (1/8/01)
   ------------------------------------------------------------------------
   OAKMARK INTERNATIONAL SMALL CAP FUND CLASS II         84.77%     17.76%

   MSCI World ex. U.S.                                   57.16%     -1.06%

   The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted represents past performance. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The fund's high performance may not be repeated. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change. To obtain current month end performance data, call 1-800-OAKMARK or visit www.oakmark.com.

Harris Associates Securities L.P., member NASD, May 2004

ITEM 2. CODE OF ETHICS.

Not required in this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required in this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required in this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the "Disclosure Controls"), the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in this report is recorded, processed, summarized and reported within 90 days prior to the filing of this report, including ensuring that information required to be disclosed in this report is accumulated and communicated to the

Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

(a) (1) Certifications of John R. Raitt, Principal Executive Officer, and Kristi L. Rowsell, Principal Financial Officer, pursuant to Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2), attached hereto as Exhibits (a)(1)(i) and (a)(1)(ii)

     (2)  Certification of John R. Raitt, Principal Executive Officer and Kristi
          L. Rowsell, Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, attached hereto as Exhibit (a)(2)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Harris Associates Investment Trust


By:   /s/ John R. Raitt
      ---------------------------------
      John R. Raitt
      Principal Executive Officer
Date: May 14, 2004
      ---------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:   /s/ John R. Raitt
      ---------------------------------
      John R. Raitt
      Principal Executive Officer
Date: May 14, 2004
      ---------------------------------


By:   /s/ Kristi L. Rowsell
      ---------------------------------
      Kristi L. Rowsell
      Principal Financial Officer
Date: May 14, 2004
      ---------------------------------